UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06161

Virtus Investment Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-243-1574

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

ANNUAL REPORT
VIRTUS INVESTMENT TRUST

June 30, 2022
Virtus Emerging Markets Opportunities Fund* (f/k/a Virtus AllianzGI Emerging Markets Opportunities Fund)
Virtus Focused Growth Fund* (f/k/a Virtus AllianzGI Focused Growth Fund)
Virtus Global Small-Cap Fund* (f/k/a Virtus AllianzGI Global Small-Cap Fund)
Virtus Health Sciences Fund* (f/k/a Virtus AllianzGI Health Sciences Fund)
Virtus Income & Growth Fund* (f/k/a Virtus AllianzGI Income & Growth Fund)
Virtus Mid-Cap Growth Fund* (f/k/a Virtus AllianzGI Mid-Cap Growth Fund)
Virtus NFJ Dividend Value Fund
Virtus NFJ International Value Fund
Virtus NFJ Large-Cap Value Fund
Virtus NFJ Mid-Cap Value Fund
Virtus NFJ Small-Cap Value Fund
Virtus Small-Cap Fund* (f/k/a Virtus AllianzGI Small-Cap Fund)
Virtus Technology Fund* (f/k/a Virtus AllianzGI Technology Fund)
*Prospectus supplement  applicable to this fund appears at the back of this annual report.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		6
Fund	Fund Summary	Schedule of Investments
Virtus Emerging Markets Opportunities Fund (“Emerging Markets Opportunities Fund”) (f/k/a AllianzGI Emerging Markets Opportunities Fund)	9	51
Virtus Focused Growth Fund (“Focused Growth Fund”) (f/k/a AllianzGI Focused Growth Fund)	13	53
Virtus Global Small-Cap Fund (“Global Small-Cap Fund”) (f/k/a AllianzGI Global Small-Cap Fund)	16	55
Virtus Health Sciences Fund (“Health Sciences Fund”) (f/k/a AllianzGI Health Sciences Fund)	20	58
Virtus Income & Growth Fund (“Income & Growth Fund”) (f/k/a AllianzGI Income & Growth Fund)	23	59
Virtus Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) (f/k/a AllianzGI Mid-Cap Growth Fund)	27	71
Virtus NFJ Dividend Value Fund (“NFJ Dividend Value Fund”)	30	73
Virtus NFJ International Value Fund (“NFJ International Value Fund”)	33	75
Virtus NFJ Large-Cap Value Fund (“NFJ Large-Cap Value Fund”)	36	77
Virtus NFJ Mid-Cap Value Fund (“NFJ Mid-Cap Value Fund”)	39	79
Virtus NFJ Small-Cap Value Fund (“NFJ Small-Cap Value Fund”)	42	81
Virtus Small-Cap Fund (“Small-Cap Fund”) (f/k/a AllianzGI Small-Cap Fund)	45	83
Virtus Technology Fund (“Technology Fund”) (f/k/a AllianzGI Technology Fund)	48	87
Statements of Assets and Liabilities		89
Statements of Operations		97
Statements of Changes in Net Assets		101
Financial Highlights		106
Notes to Financial Statements		118
Report of Independent Registered Public Accounting Firm		140
Tax Information Notice		141
Statement Regarding Liquidity Risk Management Program		142
Fund Management Tables		143
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To Virtus Investment Trust Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended June 30, 2022.
The 12-month period was a tale of two markets, with strong growth in the second half of 2021, followed by considerable market volatility in the first half of 2022. Uncertainty increased over the course of the fiscal year, as investors contended with higher inflation, rising interest rates, and efforts by the Federal Reserve (Fed) to tighten monetary policy. Russia’s invasion of Ukraine in late February only added to the turmoil.
Domestic equity indexes struggled during the 12 months ended June 30, 2022. U.S. large-capitalization stocks were down 10.62%, as measured by the S&P 500® Index, and small-cap stocks lost 25.20%, as measured by the Russell 2000® Index. Losses were also felt across international equities, with developed markets, as measured by the MSCI EAFE® Index (net), declining 17.77%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), were down 25.28%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 2.98% on June 30, 2022, from 1.45% on June 30, 2021, as the Fed began to raise interest rates to tackle inflation. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 10.29% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, lost 12.81%.
When markets are volatile, it is best to focus on your long-term goals rather than the headlines. Your financial advisor can help. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Investment Trust
August 2022
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS INVESTMENT TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF January 1, 2022 TO June 30, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Investment Trust Fund (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class P shares, Institutional Class shares, Class R6 shares and Administrative Class shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended June 30, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Emerging Markets Opportunities Fund
	Class A	$ 1,000.00	$ 824.00	1.29%	$ 5.83
	Class C	1,000.00	821.20	2.04	9.21
	Class P	1,000.00	825.10	1.04	4.71
	Institutional Class	1,000.00	825.40	0.94	4.25
	Class R6	1,000.00	825.70	0.90	4.07
Focused Growth Fund
	Class A	1,000.00	686.70	0.93	3.89
	Class C	1,000.00	684.00	1.71	7.14
	Class P	1,000.00	687.40	0.71	2.97
	Institutional Class	1,000.00	687.60	0.68	2.85
	Class R6	1,000.00	687.80	0.63	2.64
	Administrative Class	1,000.00	686.90	0.93	3.89
Global Small-Cap Fund
	Class A	1,000.00	738.30	1.57	6.77
	Class C	1,000.00	735.50	2.34	10.07
	Class P	1,000.00	739.30	1.28	5.52
	Institutional Class	1,000.00	739.40	1.29	5.56
Health Sciences Fund
	Class A	1,000.00	873.90	1.39	6.46
	Class C	1,000.00	871.00	2.13	9.88
	Class P	1,000.00	875.40	1.05	4.88
	Institutional Class	1,000.00	874.80	1.13	5.25
Income & Growth Fund
	Class A	1,000.00	790.80	1.16	5.15
	Class C	1,000.00	788.10	1.91	8.47
	Class P	1,000.00	791.50	0.93	4.13
	Institutional Class	1,000.00	791.70	0.94	4.18
Mid-Cap Growth Fund
	Class A	1,000.00	640.80	1.00	4.07
	Class C	1,000.00	639.50	1.77	7.20
	Class P	1,000.00	641.60	0.77	3.13
	Institutional Class	1,000.00	641.40	0.80	3.26
	Administrative Class	1,000.00	639.40	1.22	4.96

VIRTUS INVESTMENT TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF January 1, 2022 TO June 30, 2022
		Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
NFJ Dividend Value Fund
	Class A	$1,000.00	$856.10	1.02%	$ 4.69
	Class C	1,000.00	853.30	1.67	7.67
	Class P	1,000.00	856.90	0.71	3.27
	Institutional Class	1,000.00	856.70	0.70	3.22
	Class R6	1,000.00	857.10	0.62	2.85
	Administrative Class	1,000.00	855.80	0.99	4.56
NFJ International Value Fund
	Class A	1,000.00	802.70	1.30	5.81
	Class C	1,000.00	799.50	2.03	9.06
	Class P	1,000.00	803.80	1.04	4.65
	Institutional Class	1,000.00	803.90	0.95	4.25
	Class R6	1,000.00	804.30	0.91	4.07
	Administrative Class	1,000.00	803.30	1.20	5.37
NFJ Large-Cap Value Fund
	Class A	1,000.00	852.60	1.00	4.59
	Class C	1,000.00	849.60	1.76	8.07
	Class P	1,000.00	854.10	0.74	3.40
	Institutional Class	1,000.00	854.10	0.72	3.31
	Class R6	1,000.00	854.30	0.65	2.99
	Administrative Class	1,000.00	853.40	0.85	3.91
NFJ Mid-Cap Value Fund
	Class A	1,000.00	856.80	1.01	4.65
	Class C	1,000.00	853.80	1.75	8.04
	Class P	1,000.00	858.20	0.75	3.46
	Institutional Class	1,000.00	858.30	0.66	3.04
	Class R6	1,000.00	858.50	0.61	2.81
	Administrative Class	1,000.00	857.40	0.90	4.14
NFJ Small-Cap Value Fund
	Class A	1,000.00	833.90	1.18	5.37
	Class C	1,000.00	830.80	1.93	8.76
	Class P	1,000.00	835.60	0.87	3.96
	Institutional Class	1,000.00	835.20	0.83	3.78
	Class R6	1,000.00	836.10	0.78	3.55
	Administrative Class	1,000.00	834.30	1.08	4.91
Small-Cap Fund
	Class A	1,000.00	770.60	1.18	5.18
	Class C	1,000.00	767.40	1.93	8.46
	Class P	1,000.00	771.60	0.93	4.09
	Institutional Class	1,000.00	772.10	0.83	3.65
	Class R6	1,000.00	771.90	0.78	3.43
Technology Fund
	Class A	1,000.00	642.10	1.44	5.86
	Class C	1,000.00	639.70	2.16	8.78
	Class P	1,000.00	643.10	1.13	4.60
	Institutional Class	1,000.00	642.80	1.21	4.93
	Administrative Class	1,000.00	642.00	1.48	6.03

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (181) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS INVESTMENT TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF January 1, 2022 TO June 30, 2022
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
Emerging Markets Opportunities Fund
	Class A	$ 1,000.00	$ 1,018.40	1.29%	$ 6.46
	Class C	1,000.00	1,014.68	2.04	10.19
	Class P	1,000.00	1,019.64	1.04	5.21
	Institutional Class	1,000.00	1,020.13	0.94	4.71
	Class R6	1,000.00	1,020.33	0.90	4.51
Focused Growth Fund
	Class A	1,000.00	1,020.18	0.93	4.66
	Class C	1,000.00	1,016.31	1.71	8.55
	Class P	1,000.00	1,021.27	0.71	3.56
	Institutional Class	1,000.00	1,021.42	0.68	3.41
	Class R6	1,000.00	1,021.67	0.63	3.16
	Administrative Class	1,000.00	1,020.18	0.93	4.66
Global Small-Cap Fund
	Class A	1,000.00	1,017.01	1.57	7.85
	Class C	1,000.00	1,013.19	2.34	11.68
	Class P	1,000.00	1,018.45	1.28	6.41
	Institutional Class	1,000.00	1,018.40	1.29	6.46
Health Sciences Fund
	Class A	1,000.00	1,017.90	1.39	6.95
	Class C	1,000.00	1,014.23	2.13	10.64
	Class P	1,000.00	1,019.59	1.05	5.26
	Institutional Class	1,000.00	1,019.19	1.13	5.66
Income & Growth Fund
	Class A	1,000.00	1,019.04	1.16	5.81
	Class C	1,000.00	1,015.32	1.91	9.54
	Class P	1,000.00	1,020.18	0.93	4.66
	Institutional Class	1,000.00	1,020.13	0.94	4.71
Mid-Cap Growth Fund
	Class A	1,000.00	1,019.84	1.00	5.01
	Class C	1,000.00	1,016.02	1.77	8.85
	Class P	1,000.00	1,020.98	0.77	3.86
	Institutional Class	1,000.00	1,020.83	0.80	4.01
	Administrative Class	1,000.00	1,018.74	1.22	6.11
NFJ Dividend Value Fund
	Class A	1,000.00	1,019.74	1.02	5.11
	Class C	1,000.00	1,016.51	1.67	8.35
	Class P	1,000.00	1,021.27	0.71	3.56
	Institutional Class	1,000.00	1,021.32	0.70	3.51
	Class R6	1,000.00	1,021.72	0.62	3.11
	Administrative Class	1,000.00	1,019.89	0.99	4.96
NFJ International Value Fund
	Class A	1,000.00	1,018.35	1.30	6.51
	Class C	1,000.00	1,014.73	2.03	10.14
	Class P	1,000.00	1,019.64	1.04	5.21
	Institutional Class	1,000.00	1,020.08	0.95	4.76
	Class R6	1,000.00	1,020.28	0.91	4.56
	Administrative Class	1,000.00	1,018.84	1.20	6.01

VIRTUS INVESTMENT TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF January 1, 2022 TO June 30, 2022
		Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Annualized Expense Ratio	Expenses Paid During Period*
NFJ Large-Cap Value Fund
	Class A	$1,000.00	$1,019.84	1.00%	$ 5.01
	Class C	1,000.00	1,016.07	1.76	8.80
	Class P	1,000.00	1,021.12	0.74	3.71
	Institutional Class	1,000.00	1,021.22	0.72	3.61
	Class R6	1,000.00	1,021.57	0.65	3.26
	Administrative Class	1,000.00	1,020.58	0.85	4.26
NFJ Mid-Cap Value Fund
	Class A	1,000.00	1,019.79	1.01	5.06
	Class C	1,000.00	1,016.12	1.75	8.75
	Class P	1,000.00	1,021.08	0.75	3.76
	Institutional Class	1,000.00	1,021.52	0.66	3.31
	Class R6	1,000.00	1,021.77	0.61	3.06
	Administrative Class	1,000.00	1,020.33	0.90	4.51
NFJ Small-Cap Value Fund
	Class A	1,000.00	1,018.94	1.18	5.91
	Class C	1,000.00	1,015.22	1.93	9.64
	Class P	1,000.00	1,020.48	0.87	4.36
	Institutional Class	1,000.00	1,020.68	0.83	4.16
	Class R6	1,000.00	1,020.93	0.78	3.91
	Administrative Class	1,000.00	1,019.44	1.08	5.41
Small-Cap Fund
	Class A	1,000.00	1,018.94	1.18	5.91
	Class C	1,000.00	1,015.22	1.93	9.64
	Class P	1,000.00	1,020.18	0.93	4.66
	Institutional Class	1,000.00	1,020.68	0.83	4.16
	Class R6	1,000.00	1,020.93	0.78	3.91
Technology Fund
	Class A	1,000.00	1,017.65	1.44	7.20
	Class C	1,000.00	1,014.08	2.16	10.79
	Class P	1,000.00	1,019.19	1.13	5.66
	Institutional Class	1,000.00	1,018.79	1.21	6.06
	Administrative Class	1,000.00	1,017.46	1.48	7.40

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (181) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS INVESTMENT TRUST
KEY INVESTMENT TERMS (Unaudited)
June 30, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
European Central Bank (ECB)
The European Central Bank (ECB) is the central bank responsible for monetary policy of the European Union (EU) member countries that have adopted the euro currency. This currency union is known as the eurozone and currently includes 19 countries. The ECB’s primary objective is price stability in the euro area.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (“MLPs”)
Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.
Michigan Consumer Sentiment Index (MCSI)
The Michigan Consumer Sentiment Index (MCSI) is a monthly survey of consumer confidence levels in the United States conducted by the University of Michigan. The survey is based on telephone interviews that gather information on consumer expectations for the economy.
MSCI ACWI ex USA Index
The MSCI ACWI ex USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of large- and mid-cap securities in developed and emerging market countries excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI AC World ex USA Index (net)
The MSCI AC World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI AC World ex USA Value Index (net)
The MSCI AC World ex USA Value Index (net) captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS INVESTMENT TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
June 30, 2022
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Health Care Index (net)
The MSCI World Health Care Index is designed to capture the large and mid cap segments across Developed Markets countries. All securities in the index are classified in the Health Care sector as per the Global Industry Classification Standard. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI World Small-Cap Index (net)
The MSCI World Small-Cap Index captures small-cap representation across Developed Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Nasdaq Composite® Index
The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Asset
A risk asset is generally any asset that has a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate, and currencies.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Index
The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell Midcap® Growth Index
The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS INVESTMENT TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
June 30, 2022
Russell Midcap® Index
The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell Midcap® Value Index
The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P North American Technology Sector Index
The S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification Standard information technology sector as well as the internet and direct marketing retail, interactive home entertainment, and interactive media and services sub-industries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Unit Trust
A collective investment fund that is priced, bought, and sold in units that represent a mixture of the securities underlying the fund.
Yield Curve
A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

Ticker Symbols:
Class A : AOTAX
Class C: AOTCX
Class P: AEMPX
Institutional Class: AOTIX
Class R6: AEMOX
Emerging Markets Opportunities Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking to maximize long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -26.17%, Class C shares at NAV returned -26.70%, Class P shares at NAV returned -25.98%†, Institutional Class shares at NAV returned -25.92%, and Class R6 shares at NAV returned -25.87%†. For the same period, the MSCI Emerging Markets Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -25.28%.
   †See footnote 5 on page 12.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
Emerging market (EM) equities declined during the fiscal year ended June 30, 2022, amid rising volatility, weakness in China, and expectations of more aggressive central bank rate hikes to combat persistent inflation.
 EM equities were volatile during the July to December 2021 period, as China’s government took an aggressive interventionist approach toward key consumer and technology-related companies, which took a toll on sentiment for the largest market in the benchmark MSCI Emerging Markets Index (net). New COVID-19 variants continued to stall expectations for global trade and led to further strain on already fragile supply chains, translating to a corresponding impact on inflation. EM equities were modestly lower in each month from the January to April 2022 period as the U.S. Federal Reserve’s (the Fed’s) more aggressive tone regarding rate hikes weighed on valuations, Russia’s invasion of Ukraine led to a sell-off, and a spike in commodity and energy prices had a divergent impact on sectors and countries within the asset class. After modest outperformance in May 2022, EM equities again declined in June amid concerns that central banks in developed markets were behind the curve, as they were only just starting to raise rates, while EM central banks were much further along in their tightening cycle.
 Country results were led by a handful of small index weights, including double-digit gains in the Czech Republic, Kuwait, Qatar, and Indonesia, among others. Although outperforming the asset class as a whole, shares of companies in India still declined 4.4%, as higher inflation and rising energy prices had a negative impact on the nation, which is a large importer of energy. China declined close to 32% for the period due to headwinds related to COVID-19, coupled with increasing government intervention, which hurt key consumer and technology-related shares. South Korea, a proxy for global trade, was down more than 38%, while Russian shares were deemed essentially worthless due to sanctions and the removal of the country from key equity indexes. Sectors were broadly lower, with 10 out of 11 sectors posting losses. The utilities sector was the lone outperformer with a modest 4% gain. Meanwhile, consumer-related segments of the market were hit the hardest, with health care down 42%, followed by greater than 30% losses in consumer discretionary and communication services.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended June 30, 2022, the Fund slightly trailed the benchmark due primarily to stock selection. The weighting decisions around China, including a below-benchmark weight at the beginning of the period and an above-benchmark weight at the end of the period, coupled with positive stock selection, aided performance for the fiscal year. Stock selection in Taiwan, the U.S., South Africa, and Russia was also broadly positive relative to the benchmark. This was counterbalanced primarily by selection in India and the avoidance of Saudi Arabia, which advanced in part due to the impact of rising oil prices on the country’s economy. From a sector standpoint, bottom-up stock picking in communication services, health care, and consumer discretionary contributed to performance, while selection in industrials, energy, and utilities offset results.
 The top contributor for the fiscal period was Fubon Financial Holding, which advanced due to the increased demand for insurance products in Taiwan, coupled with the company’s leadership position and profit margin recovery, all of which led to outperformance relative to peers. Shares of Postal Savings Bank of China advanced as a result of expectations of above-average profit growth and a higher quality loan book. Mosaic, the U.S.-listed producer of fertilizer, crop nutrients, and other agricultural products, advanced as the situation in Ukraine caused further disruption in the global fertilizer industry, which was already impacted by rising prices and lower supplies. An active underweight allocation to Chinese internet and e-commerce giant Alibaba Group and the avoidance of Russian financial services provider Sberbank of Russia also contributed to results.
 Meanwhile, two Russian energy companies, Lukoil and Gazprom, offset results as the companies were negatively impacted by the country’s conflict in Ukraine, which led to a slew of sanctions, a trading halt, and removal from key emerging markets benchmarks. Shares of Jinke Property Group, a Chinese real estate developer, declined following a negative earnings announcement and concerns of rising risk in the industry, which led to a halt of retail bond buying activity and a decline in issuer rating. South Korean steel producer POSCO and Brazilian iron ore producer Vale also detracted from performance for the fiscal year.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g.,
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Emerging Markets Opportunities Fund (Continued)
COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Focused Investments: To the extent the portfolio focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of June 30, 2022.
Banks	27%
Semiconductors & Semiconductor Equipment	11
Oil, Gas & Consumable Fuels	8
Internet & Direct Marketing Retail	6
Interactive Media & Services	4
Beverages	3
Technology Hardware, Storage & Peripherals	3
Food Products	3
Insurance	3
Automobiles	3
Other	29
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Emerging Markets Opportunities Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-26.17%	2.07%	3.32%	— %	—
Class A shares at POP[3,4]	-30.23	0.92	2.73	—	—
Class C shares at NAV[2] and with CDSC[4]	-26.70	1.31	2.55	—	—
Class P shares at NAV[2]	-25.98 [5]	2.33	3.58	—	—
Institutional Class shares at NAV[2]	-25.92	2.44	3.68	—	—
Class R6 shares at NAV[2]	-25.87 [5]	2.48	—	6.11	12/14/15
MSCI Emerging Markets Index (net)	-25.28	2.18	3.06	6.53 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.53%, Net 1.29%; Class C shares: Gross 2.22%, Net 2.04%; Class P shares: Gross 1.22%, Net 1.04%; Institutional Class shares: Gross 1.23%, Net 0.94%; Class R6 shares: Gross 1.11%, Net 0.89%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Emerging Markets Opportunities Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares and Institutional Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : PGWAX
Class C: PGWCX
Class P: AOGPX
Institutional Class: PGFIX
Class R6: AFGFX
Administrative Class: PGFAX
Focused Growth Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is non-diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -25.81%, Class C shares at NAV returned -26.37%, Class P shares at NAV returned -25.65%†, Institutional Class shares at NAV returned -25.61%, Class R6 shares at NAV returned -25.57%, and Administrative Class shares at NAV returned -25.79%. For the same period, the Russell 1000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned -18.77%.
   †See footnote 5 on page 15.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
After a strong start, U.S. equities declined over the fiscal year ended June 30, 2022, as growing concerns that a recession would be needed to tame rampant inflation led to a sharp decline in the second half of the period. The S&P 500® Index entered a bear market in 2022, recording its largest first-half decline since 1970, while the tech-heavy Nasdaq Composite Index saw sharp declines in the first half of the year, falling to levels last seen in the final quarter of 2020, prior to the lift provided by news of highly effective COVID-19 vaccines.
 Despite a pickup in economic activity in the spring, the U.S. economy appeared to slow during the second quarter of 2022 as consumer sentiment was hurt by higher interest rates and rising prices.
Inflation surged, rising to an annual rate of 8.6% in May 2022, the highest level since December 1981.
 The S&P 500® Index declined 10.6% and the Russell 1000® Growth Index fell 18.8% during the period. Value stocks outpaced growth stocks by approximately 12% over the 12-month period. Energy stocks were a rare bright spot, surging in line with soaring oil and gas prices. The consumer discretionary, communication services, and information technology sectors fell the most, with ‘new technology’ stocks declining sharply as the prospect of higher interest rates lessened the appeal of companies that may not generate meaningful earnings until well into the future.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended June 30, 2022. At the sector level, the Fund’s returns were primarily driven by exposure to stocks in the communication services, industrials, and consumer discretionary sectors. The Fund’s higher growth profile relative to large-cap growth indexes hurt its performance in the challenging market environment.
 From an individual stock perspective, the largest detractors from absolute returns included technology conglomerate Meta Platforms, multinational technology company Amazon.com, financial technology company PayPal, home furnishings provider RH (Restoration Hardware), and social media platform Pinterest. Conversely, positions in pharmaceutical and biotechnology companies Eli Lilly, Moderna, and Astrazeneca, as well as in variety store Dollar General and multinational health care and insurance company Unitedhealth Group, added to the Fund’s returns.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Focused Investments: To the extent the portfolio focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of June 30, 2022.
Software	16%
Technology Hardware, Storage & Peripherals	14
Interactive Media & Services	10
Pharmaceuticals	8
IT Services	7
Internet & Direct Marketing Retail	6
Semiconductors & Semiconductor Equipment	6
Automobiles	5
Hotels, Restaurants & Leisure	4
Healthcare Providers & Services	3
Other (includes short-term investment)	21
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Focused Growth Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-25.81%	12.48%	13.92%	— %	—
Class A shares at POP[3,4]	-29.89	11.22	13.28	—	—
Class C shares at NAV[2] and with CDSC[5]	-26.37	11.62	13.06	—	—
Class P shares at NAV[2]	-25.65 [5]	12.74	14.19	—	—
Institutional Class shares at NAV[2]	-25.61	12.83	14.30	—	—
Class R6 shares at NAV[2]	-25.57	12.90	—	12.48	12/14/15
Administrative Class shares at NAV[2]	-25.79	12.56	14.01	—	—
Russell 1000® Growth Index	-18.77	14.29	14.80	14.30 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 0.95%, Net 0.95%; Class C shares: Gross 1.69%, Net 1.69%; Class P shares: Gross 0.70%, Net 0.70%; Institutional Class shares: Gross 0.71%, Net 0.67%; Class R6 shares: Gross 0.63%, Net 0.62%; Administrative Class shares: Gross 1.02%, Net 0.92%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Focused Growth Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares, Institutional Class shares, and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : RGSAX
Class C: RGSCX
Class P: ARSPX
Institutional Class: DGSCX
Global Small-Cap Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -26.07%, Class C shares at NAV returned -26.64%, Class P shares at NAV returned -25.86%†, and Institutional Class shares at NAV returned -25.86%. For the same period, the MSCI World Small-Cap Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -21.97%.
   †See footnote 5 on page 19.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
Between June 2021 and December 2021, global small-cap stocks closed nearly unchanged, while the second half of 2021 proved increasingly volatile for global equities. While developed market stocks ended the six-month period with strong gains, emerging markets retreated. Stocks ratcheted higher for much of the period, lifted by robust corporate earnings as companies recovered from the COVID-19 pandemic. This helped to counter concerns over the COVID-19 Delta variant, the slowdown in China’s economy, and growing speculation that rising inflation would prompt central banks to reverse their extraordinary stimulus measures. However, sentiment was rattled following the emergence of the new, highly contagious Omicron strain of COVID-19 in late November, which investors feared could disrupt the global economic recovery. Major central banks’ pivot toward an inflation fighting stance also caused some volatility in December 2021, although stocks closed the year on a positive note as Omicron-related fears eased.
 Between January 2022 and June 2022, global small caps suffered double-digit losses. Global equities tumbled over the first half of 2022, posting their worst two-quarter drop since 2009, as Russia’s invasion of Ukraine sparked the biggest energy price shock since the 1970s. Inflation accelerated sharply, and concerns grew that major central banks would need to be more aggressive in raising rates and that a period of negative growth would be needed to tame rising prices. China’s strict zero-COVID policy further undermined sentiment, as it led to lockdowns in major cities, which hurt demand and added to supply chain disruptions. As inflation surged to multi-decade highs, central banks in developed markets responded, although they were viewed as being behind the curve compared with many emerging market central banks, which had already started to raise rates. In March 2022, the U.S. Federal Reserve (the Fed) hiked rates for the first time since 2018, and implemented two more increases in April and May, with each becoming more aggressive. The European Central Bank (ECB) finally abandoned its easing stance in the second quarter of 2022, signaling that it would likely raise rates by 0.25% in July and would implement more aggressive rate increases later in the year. China and Japan were outliers, with the former becoming more supportive, particularly of its beleaguered property sector, while the Bank of Japan maintained its stimulative stance.
 For the 12-month period, global small-cap stocks underperformed global large caps. Within the global small-cap universe, value stocks outperformed growth stocks. In absolute terms, all small-cap markets declined in value. European small caps registered the strongest losses, followed by small caps from Japan, the U.S., and Asia.
What factors affected the Fund’s performance during its fiscal year?
The Fund is managed in such a way that stock selection is the key driver of relative returns, as the regional allocation of the Fund is neutral to the benchmark and there are risk controls to ensure that sector deviations do not become too large.
 The Fund underperformed its benchmark for the 12 months ended June 30, 2022. In relative terms, the Fund’s Japanese portfolio outperformed its local market slightly. The Asia, European, and U.S. portfolios lagged their respective benchmarks.
 During the period, the Fund saw a negative contribution from stock selection in consumer discretionary and health care. Information technology and communication services were the most important positive contributors to performance due to successful stock picking. Sector allocation was slightly negative. The Fund’s underweights in energy, real estate, and financials weighed on its relative performance. Nevertheless, the Fund’s underweights in utilities, consumer discretionary, and consumer staples companies were favorable.
 Fund performance for the 12-month period was most positively impacted by the following stocks: Switch (wireless telecommunications/U.S.), Perficient (IT services/U.S.), Matson (marine shipping/U.S.), LPL Financial (wealth management/U.S.), and Diamondback Energy (exploration and production/U.S.).
 Performance was most negatively impacted by the following stocks: Marathon Digital (data and transaction processors/U.S.), Natera (life science and diagnostics/U.S.), RH (home products stores/U.S.), Zur Rose Group (food and drug stores/Switzerland), and Cadiz (agricultural producers/U.S.).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Global Small-Cap Fund (Continued)
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of June 30, 2022.
Machinery	6%
Commercial Services & Supplies	6
IT Services	5
Equity Real Estate Investment	4
Oil, Gas & Consumable Fuels	4
Banks	4
Hotels, Restaurants & Leisure	4
Metals & Mining	4
Software	3
Food & Staples Retailing	3
Other (includes short-term investment)	57
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Global Small-Cap Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-26.07%	4.35%	7.77%
Class A shares at POP[3,4]	-30.14	3.17	7.16
Class C shares at NAV[2] and with CDSC[4]	-26.64	3.56	6.96
Class P shares at NAV[2]	-25.86 [5]	4.61	8.04
Institutional Class shares at NAV[2]	-25.86	4.69	8.14
MSCI World Small-Cap Index (net)	-21.97	4.78	8.79
Fund Expense Ratios[6]: Class A shares: Gross 1.56%, Net 1.56%; Class C shares: Gross 2.31%, Net 2.31%; Class P shares: Gross 1.29%, Net 1.29%; Institutional Class shares: Gross 1.30%, Net 1.28%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Global Small-Cap Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares and Institutional Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : RAGHX
Class C: RCGHX
Class P: AAAEX
Institutional Class: HLHIX
Health Sciences Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -3.75%, Class C shares at NAV returned -4.47%, Class P shares at NAV returned -3.42%, and Institutional Class shares at NAV returned -3.53%. For the same period, the MSCI World Health Care Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -2.26%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
Health care stocks were modestly lower during the fiscal year ended June 30, 2022, amid rising volatility and expectations of more aggressive central bank interest rate hikes to combat persistent inflation.
 Health care stocks ratcheted higher for the initial few months of the reporting period, lifted by robust corporate earnings as companies recovered from the COVID-19 pandemic. This helped to counter concerns about the COVID-19 Delta variant, the slowdown in China’s economy, and growing speculation that rising inflation would prompt central banks to reverse their extraordinary stimulus measures. However, sentiment was rattled following the emergence of the new, highly contagious Omicron strain of COVID-19 in late November, which investors feared could disrupt the global economic recovery. Major central banks’ pivot toward an inflation-fighting stance also caused volatility in December 2021, although stocks closed the calendar year on a positive note as Omicron-related fears eased.
 Equities tumbled to start the calendar year 2022, as inflation proved more persistent than originally anticipated. Russia’s invasion of Ukraine sparked the biggest energy price shock since the 1970s. Inflation accelerated sharply, and concerns grew that central banks would need to be more aggressive in raising rates and that a period of negative growth would be needed to tame rising prices. China’s strict zero-COVID policy further undermined sentiment as it led to lockdowns in major cities, which hurt demand and added to supply chain disruptions. There was a wide divergence in performance across equity styles, with high growth companies and those that may not generate meaningful earnings until well into the future significantly trailing their more value and defensive-oriented counterparts, given the rising concerns about inflation and corresponding rate hikes.
 Industry performance within the health care sector was varied, with two out of six key industry groups posting positive results for the period. Health care providers and services notched a double-digit advance, followed closely by positive results in pharmaceuticals, two areas of the market with more consistent earnings profiles and more moderate valuation levels. Meanwhile, health care technology, health care equipment and supplies, and life sciences tools and services were down significantly due to the pressure on earnings and valuations, while biotechnology was only slightly lower, thanks in part to a rebound toward the end of the reporting period.
What factors affected the Fund’s performance during its fiscal year?
The Fund trailed its benchmark for the reporting period. Performance was positively impacted by allocation decisions, including the timing decisions of overweighting life sciences tools and services earlier in the period and underweighting it later in the period. The underweight to health care technology also aided results. Stock picking trailed the benchmark overall, as positive stock selection in pharmaceuticals and life sciences tools and services was offset by selection in biotechnology and health care providers and services.
 Three pharmaceutical stocks were the largest contributors to performance. The top performer was Pfizer, which advanced due to consistent revenue and earnings results, thanks in part to COVID-19 vaccine demand and news that the company’s COVID-19 pill would significantly reduce hospitalizations and deaths of high-risk patients. Eli Lilly rallied due to its robust drug pipeline, expectations of future demand from the company’s diabetes and obesity drug, and its defensive growth profile. AstraZeneca was a beneficiary of its strong pipeline of drugs across various cardiovascular, renal and metabolism, respiratory and immunology, oncology, rare disease, and other therapy areas. The Fund’s active overweight to clinical research services provider ICON and active underweight to genomic sequencing provider Illumina were additive to performance, as well.
 However, results were offset by Natera, a prenatal diagnostic testing provider, which was lower due to concerns about billing practices, litigation, and headwinds related to rising interest rates given the company’s lack of positive earnings. Align Technology, the designer and manufacturer of Invisalign® clear tooth aligners, was lower as investors increasingly questioned the near-term sales expectations amid a slowing economy. An active underweight allocation to UnitedHealth Group, the owner and manager of organized health systems, offset results given the company’s resilient long-term growth outlook. A position in Quotient, a provider of tests for blood grouping and serological disease screening, offset results given headwinds in the stock. The decision not to own Johnson & Johnson for the bulk of the period in favor of a group of other names offset results, as Johnson & Johnson outperformed the market on a relative basis due in part to its perceived defensiveness.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Health Sciences Fund (Continued)
impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Focused Investments: To the extent the portfolio focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.
Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of June 30, 2022.
Pharmaceuticals	45%
Healthcare Providers & Services	20
Biotechnology	14
Healthcare Equipment & Supplies	11
Life Sciences Tools & Services	9
Personal Products	1
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Health Sciences Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-3.75%	10.65%	13.37%	— %	—
Class A shares at POP[3,4]	-9.05	9.41	12.73	—	—
Class C shares at NAV[2] and with CDSC[4]	-4.47	9.84	12.53	—	—
Class P shares at NAV[2]	-3.42	—	—	10.92	7/13/20
Institutional Class shares at NAV[2]	-3.53	11.00	—	9.69	12/22/14
MSCI World Health Care Index (net)	-2.26	9.74	12.29	— [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.36%, Net 1.36%; Class C shares: Gross 2.13%, Net 2.13%; Class P shares: Gross 1.04%, Net 1.04%; Institutional Class shares: Gross 1.14%, Net 1.12%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index returned 9.12% for the inception date of Class P shares and 8.12% for the inception date of Institutional Class shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : AZNAX
Class C: AZNCX
Class P: AIGPX
Institutional Class: AZNIX
Income & Growth Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking total return comprised of current income, current gains and capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -17.59%†, Class C shares at NAV returned -18.24%†, Class P shares at NAV returned -17.41%†, and Institutional Class shares at NAV returned -17.42%†. For the same period, the S&P 500® Index, the Fund’s style-specific benchmark appropriate for comparison, returned -10.62% and Bloomberg U.S. Aggregate Bond Index, a broad-based index, returned -10.29%.
   †See footnote 3 on page 26.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
Over the first half of the reporting period, the performance of risk assets ranged from modestly negative to double-digit gains as markets digested strong corporate earnings results, data suggesting continued economic strength, and less accommodation from the Federal Reserve (the Fed). Over the second half of the reporting period, risk assets sold off sharply. Inflation-fighting central bank outlooks, elevated inflation, global recession fears, rising interest rates, a flattening yield curve, the war in Ukraine, and overseas COVID-19 policies all weighed on investor sentiment. In addition, many corporate management teams provided cautious outlooks, highlighting the difficult operating environment. Profit margin pressures, currency headwinds, ongoing supply chain issues, inventory buildup, declining advertising budgets, and evolving consumer behaviors were some factors cited as impacting the ability to forecast earnings and sales.
 U.S. economic reports were mixed, with consumer sentiment reaching a historic low as rising inflation expectations more than offset continued labor market strength. Manufacturing and services surveys retreated but remained in positive territory. In addition, U.S. travel increased over the period, with airport screenings exceeding pre-pandemic levels by late June of 2022.
 In response to May’s inflation report and June’s consumer survey of longer-run inflation expectations, the Fed raised interest rates by 0.75% in June, following increases of 0.50% in May and 0.25% in March of 2022. These hikes brought the target rate range to between 1.50% and 1.75%. The Fed also commenced quantitative tightening in June. Against this backdrop, U.S. Treasury yields rose sharply, and the slope of the yield curve flattened into period-end.
What factors affected the Fund’s performance during its fiscal year?
The Fund delivered a high level of monthly income during the 12 months ended June 30, 2022.
 With respect to the Fund’s return, the selloff across risk assets presented challenges during the reporting period, with most holdings detracting from performance. Social media and internet services exposures were lower due to advertising revenue concerns. Fears of slowing demand and rising costs contributed to weakness in e-commerce and apparel holdings. Positions in software and semiconductor companies also underperformed. Lastly, macroeconomic issues put pressure on a banking stock held in the Fund, among others.
 There were a few positive individual contributors. Top performers were concentrated in energy-related companies focused on exploration and production, and defensive companies within health care, including positions in managed care and pharmaceuticals. An electric vehicle manufacturer issuance also benefited the Fund.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Unrated Fixed Income Securities: If the quality of an unrated fixed income security is not accurately assessed, the portfolio may invest in a security with greater risk than intended.
Debt Instruments: Debt instruments are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Income & Growth Fund (Continued)
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Distribution Rate is calculated by summing all distributions over the preceding 12 months, and dividing the NAV on the last business date of the period.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of June 30, 2022.
Corporate Bonds and Notes		34%
Media	4%
Oil, Gas & Consumable Fuels	3
Telecommunications	2
All other Corporate Bonds and Notes	25
Common Stocks		31
Software	4
Interactive Media & Services	2
Technology Hardware, Storage & Peripherals	2
All other Common Stocks	23
Convertible Bonds and Notes		25
Internet	5
Software	5
Commercial Services	2
All other Convertible Bonds and Notes	13
Convertible Preferred Stocks		7
Short-Term Investment		3
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Income & Growth Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-17.59% [3]	5.81%	7.20%
Class A shares at POP[4,5]	-22.12	4.62	6.59
Class C shares at NAV[2] and with CDSC[4]	-18.24 [3]	5.03	6.39
Class P shares at NAV[2]	-17.41 [3]	6.08	7.46
Institutional Class shares at NAV[2]	-17.42 [3]	6.15	7.55
Bloomberg U.S. Aggregate Bond Index	-10.29	0.88	1.54
S&P 500® Index	-10.62	11.31	12.96
Fund Expense Ratios[6]: Class A shares: 1.12%; Class C shares: 1.88%; Class P shares: 0.89%; Institutional Class shares: 0.91%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Income & Growth Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares and Institutional Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : RMDAX
Class C: RMDCX
Class P: ARMPX
Institutional Class: DRMCX
Administrative Class: DRMAX
Mid-Cap Growth Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -33.42%, Class C shares at NAV returned -33.91%, Class P shares at NAV returned -33.30%, Institutional Class shares at NAV returned -33.33%, and Administrative Class at NAV returned -33.52%. For the same period, the Russell Midcap® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned -29.57%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
During the reporting period, U.S. equities plunged due to growing concerns that a recession would be needed to tame rampant inflation. The market posted two back-to-back quarterly declines for the first time since 2015. The S&P 500® Index entered a bear market, recording its largest decline for the first half of a year since 1970, while the tech-heavy Nasdaq Composite Index recorded an even greater decline, tumbling more than 30% and falling to levels last seen in the final quarter of 2020, prior to the lift provided by news of highly effective COVID-19 vaccines. While S&P Global reported that 78% of the companies in the S&P 500® Index had exceeded earnings expectations, with average earnings per share growing 4.4% in the first quarter, there was growing concern that earnings were overstated, and that earnings growth could be lower going forward.
 The U.S. economy contracted by an annualized 1.6% in the first quarter of 2022, a sharp slowdown from the 6.9% growth rate seen in the fourth quarter of
2021, as surging imports and softer inventory growth more than offset solid consumer and business demand. Despite a pickup in economic activity in the spring, the U.S. economy appeared to slow during the second quarter of 2022, as consumer sentiment was hurt by higher interest rates and rising prices. The flash estimate of S&P Global’s June survey of U.S. manufacturing activity slumped to its lowest level in almost two years, while services activity slid to a five-month low. In contrast, inflation surged, rising to an annual rate of 8.6% in May 2022, the highest reading since December 1981. The University of Michigan’s Consumer Sentiment Index tumbled to a record low of 50.0 in June, reflecting concerns over rising inflation.
 Against this backdrop, the Russell Midcap® Index returned -17.3%, underperforming the Russell 1000® Index’s return of -13.0%. Within the mid-cap universe, growth stocks underperformed value stocks by 19.6%.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark primarily due to security selection, while sector allocation had a slightly positive effect. Stock picking within the information technology, industrials, and consumer discretionary sectors detracted from returns. This was slightly offset by positive selection in the health care and communication services sectors. The Fund’s underweight in the communication services sector had a positive effect on returns and was balanced by the negative effect from overweighting the consumer staples sector.
 Among the Fund’s top relative contributors were power infrastructure contractor Quanta Services, waste management services operator Waste Management, petroleum refinery operator Valero Energy, and residential solar energy system provider Enphase Energy. Lack of exposure to electronic signature solutions provider DocuSign also contributed to improved returns.
 Performance detractors included fabric printing hardware provider Kornit Digital, home furnishing retailer RH, online employment marketplace operator Fiverr International, procurement and expense management software provider Coupa Software, and payment processor Shift4 Payments.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of June 30, 2022.
Software	15%
Semiconductors & Semiconductor Equipment	11
Healthcare Equipment & Supplies	8
Specialty Retail	6
Healthcare Providers & Services	6
Electronic Equipment, Instruments & Components	5
Equity Real Estate Investment	4
Trading Companies & Distributors	3
Construction & Engineering	3
Commercial Services & Supplies	3
Other (includes short-term investment)	36
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Mid-Cap Growth Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-33.42%	9.71%	11.75%
Class A shares at POP[3,4]	-37.08	8.47	11.12
Class C shares at NAV[2] and with CDSC[4]	-33.91	8.90	10.93
Class P shares at NAV[2]	-33.30	9.98	12.05
Institutional Class shares at NAV[2]	-33.33	10.05	12.13
Administrative Class shares at NAV[2]	-33.52	9.72	11.83
Russell Midcap® Growth Index	-29.57	8.88	11.50
Fund Expense Ratios[5]: Class A shares: 0.97%; Class C shares: 1.72%; Class P shares: 0.74%; Institutional Class shares: 0.77%; Administrative Class shares: 0.91%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Mid-Cap Growth Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares, Institutional Class shares and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : PNEAX
Class C: PNECX
Class P: ADJPX
Institutional Class: NFJEX
Class R6: ANDVX
Administrative Class: ANDAX
NFJ Dividend Value Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
NFJ Investment Group, LLC
■	The Fund is diversified and has an investment objective of seeking long-term growth of capital and income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -4.16%, Class C shares at NAV returned -4.91%, Class P shares at NAV returned -3.93%, Institutional Class shares at NAV returned -3.95%, Class R6 shares at NAV returned -3.85%, and Administrative Class shares at NAV returned -4.20%. For the same period, the Russell 1000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned -6.82%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
U.S. equities posted their worst decline for the first half of a year since 1970 and entered bear market territory in the second quarter of 2022, dragging 12-month returns negative for the period. After coming off a strong 2021, the Federal Reserve (the Fed) enacted its biggest interest rate hikes in nearly 30 years in the first half of 2022 with hopes of reining in blistering inflation. Toward the end of the reporting period, value and quality stocks generally led the market against this volatile backdrop.
Within the Russell 1000® Value Index, the energy sector led returns with 40% gains, followed by strength from more defensive areas of the market, including utilities, health care, and consumer staples names. Conversely, more cyclical areas of the market, including communication services, information technology, and consumer discretionary, slumped double digits amid recession fears.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12 months ended June 30, 2022. Robust stock selection drove performance, led by strength across the information technology, health care, and industrials sectors. In contrast, stock selection was negative in just two sectors— energy and financials—over the reporting period.
Sector allocation detracted over the 12-month period, largely due to overweight positions in information technology and consumer discretionary, which dampened relative returns. Conversely, underweight positions in communication services and financials contributed to results.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of June 30, 2022.
Financials	22%
Information Technology	15
Health Care	13
Industrials	12
Real Estate	10
Consumer Discretionary	8
Materials	6
Other (includes short-term investment)	14
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Dividend Value Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-4.16%	6.00%	8.38%	— %	—
Class A shares at POP[3,4]	-9.43	4.80	7.77	—	—
Class C shares at NAV[2] and with CDSC[4]	-4.91	5.22	7.57	—	—
Class P shares at NAV[2]	-3.93	6.27	8.65	—	—
Institutional Class shares at NAV[2]	-3.95	6.34	8.74	—	—
Class R6 shares at NAV[2]	-3.85	6.41	—	6.46	12/19/13
Administrative Class shares at NAV[2]	-4.20	6.08	8.47	—
Russell 1000® Value Index	-6.82	7.17	10.50	8.03 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.02%, Net 1.02%; Class C shares: Gross 1.74%, Net 1.74%; Class P shares: Gross 0.72%, Net 0.72%; Institutional Class shares: Gross 0.72%, Net 0.70%; Class R6 shares: Gross 0.65%, Net 0.65%; Administrative Class shares: Gross 0.93%, Net 0.93%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Dividend Value Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares, Institutional Class shares, and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : AFJAX
Class C: AFJCX
Class P: AFVPX
Institutional Class: ANJIX
Class R6: ANAVX
Administrative Class: AIVAX
NFJ International Value Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
NFJ Investment Group, LLC
■	The Fund is diversified and has an investment objective of seeking long-term growth of capital and income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -20.78%, Class C shares at NAV returned -21.32%, Class P shares at NAV returned -20.52%, Institutional Class shares at NAV returned -20.52%, Class R6 shares at NAV returned -20.42%, and Administration Class shares at NAV returned -20.69%. For the same period, the MSCI AC World ex USA Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned -19.42% and MSCI AC World ex USA Value Index (net), a broad-based index, returned -12.77%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
International stocks offered little shelter from the global downturn in equities as rate hikes, inflation, and economic concerns upset markets over the 12-month period. Russia’s invasion of Ukraine early in 2022 sent shock waves through markets, precipitated a runup in oil prices, and resulted in global index provider MSCI deeming Russian stocks “uninvestable.”
 Within the MSCI ACWI ex USA Index, the U.K. and North America held up on a relative basis, while the emerging markets and Europe ex-U.K. regions registered the weakest returns over the period. The Index’s best performing sectors were energy, which gained 8%, followed by relative strength from utilities, financials, and consumer staples. Conversely, more cyclical areas of the market, including information technology, consumer discretionary, and communication services suffered double-digit declines amid recession fears.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended June 30, 2022. Stock selection was positive over the reporting period, largely due to strong stock picking in the information technology and materials sectors. These gains were only somewhat offset by negative selection in the energy and utilities sectors.
 Sector allocation detracted over the period, largely due to overweight positions in information technology and real estate, which dampened relative returns. In contrast, an underweight in consumer discretionary and an overweight in financials benefitted results.
 By region, selection was strong across Japan and Europe ex-U.K., while selection within the emerging markets and the U.K. dampened relative returns. From an allocation standpoint, an overweight in North America contributed while an overweight in the emerging markets detracted from performance for the 12-month period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of June 30, 2022.
Information Technology	21%
Financials	21
Consumer Discretionary	12
Industrials	10
Real Estate	8
Materials	7
Utilities	5
Other (includes short-term investment)	16
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ International Value Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-20.78%	1.55%	1.52%	— %	—
Class A shares at POP[3,4]	-25.13	0.40	0.94	—	—
Class C shares at NAV[2] and with CDSC[4]	-21.32	0.80	0.77	—	—
Class P shares at NAV[2]	-20.52	1.82	1.78	—	—
Institutional Class shares at NAV[2]	-20.52	1.90	1.87	—	—
Class R6 shares at NAV[2]	-20.42	1.95	—	-0.22	12/19/13
Administrative Class shares at NAV[2]	-20.69	1.66	1.63	—	—
MSCI AC World ex USA Index (net)	-19.42	2.50	4.83	2.72 [5]	—
MSCI AC World ex USA Value Index (net)	-12.77	1.23	3.76	1.43 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.32%, Net 1.30%; Class C shares: Gross 2.00%, Net 2.00%; Class P shares: Gross 0.98%, Net 0.98%; Institutional Class shares: Gross 0.94%, Net 0.94%; Class R6 shares: Gross 0.88%, Net 0.88%; Administrative Class shares: Gross 1.45%, Net 1.20%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ International Value Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares, Institutional Class shares, and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : PNBAX
Class C: PNBCX
Class P: ALCPX
Institutional Class: ANVIX
Class R6: VAAGX
Administrative Class: ALNFX
NFJ Large-Cap Value Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
NFJ Investment Group, LLC
■	The Fund is diversified and has an investment objective of seeking long-term growth of capital and income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -6.36%, Class C shares at NAV returned -7.05%, Class P shares at NAV returned -6.10%, Institutional Class shares at NAV returned -6.09%, and Administrative Class shares at NAV returned -6.28%, and Class R6 shares at NAV returned -12.65% from October 29, 2021 (inception date) through June 30, 2022. For the fiscal year ended June 30, 2022, the Russell 1000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned -6.82%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
U.S. equities posted their worst decline for the first half of a year since 1970 and entered bear market territory in the second quarter of 2022, dragging 12-month returns negative for the period. After coming off a strong 2021, the Federal Reserve (the Fed) enacted its biggest interest rate hikes in nearly 30 years in the first half of 2022 with hopes of reining in blistering inflation. Toward the end of the reporting period, value and quality stocks generally led the market against this volatile backdrop.
 Within the Russell 1000® Value Index, the energy sector led returns with 40% gains, followed by strength from more defensive areas of the market, including utilities, health care, and consumer staples names. Conversely, more cyclical areas of the market, including communication services, information technology, and consumer discretionary, slumped double digits amid recession fears.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12 months ended June 30, 2022. Robust stock selection drove performance, led by strength across the information technology, health care, and industrials sectors. In contrast, selection was negative in just three sectors— financials, utilities, and energy—over the reporting period.
 Sector allocation detracted over the 12-month period, largely due to an overweight in information technology and an underweight in consumer staples, both of which dampened relative returns. Conversely, underweight positions in communication services and financials aided results.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of June 30, 2022.
Financials	21%
Information Technology	17
Health Care	14
Industrials	14
Communication Services	8
Consumer Discretionary	7
Materials	5
Other (includes short-term investment)	14
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Large-Cap Value Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-6.36%	6.59%	9.63%	— %	—
Class A shares at POP[3,4]	-11.51	5.39	9.01	—	—
Class C shares at NAV[2] and with CDSC[4]	-7.05	5.79	8.81	—	—
Class P shares at NAV[2]	-6.10	6.86	9.91	—	—
Institutional Class shares at NAV[2]	-6.09	6.94	10.00	—	—
Class R6 shares at NAV[2]	—	—	—	-12.65	10/29/21
Administrative Class shares at NAV[2]	-6.28	6.68	9.73	—	—
Russell 1000® Value Index	-6.82	7.17	10.50	-10.63 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.02%, Net 1.02%; Class C shares: Gross 1.76%, Net 1.76%; Class P shares: Gross 0.76%, Net 0.76%; Institutional Class shares: Gross 0.79%, Net 0.77%; Class R6 shares: Gross 0.68%, Net 0.65%; Administrative Class shares: Gross 1.07%, Net 1.02%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Large-Cap Value Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares, Institutional Class shares, and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : PQNAX
Class C: PQNCX
Class P: ANRPX
Institutional Class: PRNIX
Class R6: ANPRX
Administrative Class: PRAAX
NFJ Mid-Cap Value Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
NFJ Investment Group, LLC
■	The Fund is diversified and has an investment objective of seeking long-term growth of capital and income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -6.83%, Class C shares at NAV returned -7.48%, Class P shares at NAV returned -6.56%†, Institutional Class shares at NAV returned -6.49%, Class R6 shares at NAV returned -6.45%, and Administrative Class shares at NAV returned -6.70%. For the same period, the Russell Midcap® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned -10.00%.
   †See footnote 5 on page 41.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
U.S. equities posted their worst decline for the first half of a year since 1970 and entered bear market territory in the second quarter of 2022, dragging 12-month returns negative for the period. After coming off a strong 2021, the Federal Reserve (the Fed) enacted its biggest interest rate hikes in nearly 30 years in the first half of 2022 with hopes of reining in blistering inflation. Toward the end of the reporting period, value and quality stocks generally led the market against this volatile backdrop.
 Within the Russell Midcap® Value Index, the energy sector led returns with 39% gains, followed by strength from more defensive areas of the market, including utilities and consumer staples names. Conversely, more cyclical areas of the market, including communication services, consumer discretionary, and information technology slumped double digits amid recession fears.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12 months ended June 30, 2022. Robust stock selection drove performance, led by strength across the information technology, consumer discretionary, and industrials sectors. In contrast, stock selection was negative in just two sectors—energy and materials—over the reporting period.
Sector allocation detracted over the 12-month period, largely due to an underweight in energy and an overweight in information technology, both of which dampened relative returns. Conversely, an underweight in communication services and an overweight in financials contributed to results.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of June 30, 2022.
Industrials	20%
Financials	18
Consumer Discretionary	15
Information Technology	13
Health Care	12
Real Estate	7
Materials	6
Other (includes short-term investment)	9
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Mid-Cap Value Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-6.83%	5.15%	10.21%	— %	—
Class A shares at POP[3,4]	-11.95	3.97	9.58	—	—
Class C shares at NAV[2] and with CDSC[4]	-7.48	4.37	9.39	—	—
Class P shares at NAV[2]	-6.56 [5]	5.42	10.49	—	—
Institutional Class shares at NAV[2]	-6.49	5.52	10.59	—	—
Class R6 shares at NAV[2]	-6.45	—	—	3.96	12/18/17
Administrative Class shares at NAV[2]	-6.70	5.26	10.32	—	—
Russell Midcap® Value Index	-10.00	6.27	10.62	5.22 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.11%, Net 1.00%; Class C shares: Gross 1.84%, Net 1.75%; Class P shares: Gross 0.84%, Net 0.75%; Institutional Class shares: Gross 0.82%, Net 0.65%; Class R6 shares: Gross 0.74%, Net 0.60%; Administrative Class shares: Gross 1.03%, Net 0.90%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Mid-Cap Value Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares, Institutional Class shares, and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : PCVAX
Class C: PCVCX
Class P: ASVPX
Institutional Class: PSVIX
Class R6: ANFVX
Administrative Class: PVADX
NFJ Small-Cap Value Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
NFJ Investment Group, LLC
■	The Fund is diversified and has an investment objective of seeking long-term growth of capital and income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -11.08%, Class C shares at NAV returned -11.72%, Class P shares at NAV returned -10.73%, Institutional Class shares at NAV returned -10.72%, Class R6 shares at NAV returned -10.63%, and Administration Class shares at NAV returned -10.95%. For the same period, the Russell 2000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned -16.28%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
U.S. equities posted their worst decline for the first half of a year since 1970 and entered bear market territory in the second quarter of 2022, dragging 12-month returns negative for the period. After coming off a strong 2021, the Federal Reserve (the Fed) enacted its biggest interest rate hikes in nearly 30 years in the first half of 2022 with hopes of reining in blistering inflation. Toward the end of the reporting period, value and quality stocks generally led the market against this volatile backdrop.
Within the Russell 2000® Value Index, the energy sector led returns with 24% gains, followed by strength from more defensive areas of the market, including utilities and consumer staples. Conversely, more cyclical areas of the market, including communication services, consumer discretionary, and information technology, as well as health care, slumped double digits amid recession fears.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12 months ended June 30, 2022. Robust stock selection drove performance, led by strength across the health care, consumer discretionary, and communication services sectors. In contrast, stock selection was negative in just one sector—consumer staples—over the reporting period.
Sector allocation had a more neutral impact over the 12-month period. An underweight in energy and overweight in consumer discretionary dampened relative returns. However, these negative impacts were largely offset by underweight positions in health care and communication services, which contributed to results.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of June 30, 2022.
Financials	31%
Industrials	18
Consumer Discretionary	15
Information Technology	12
Materials	5
Health Care	5
Real Estate	5
Other (includes short-term investment)	9
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Small-Cap Value Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	-11.08%	1.15%	5.92%	— %	—
Class A shares at POP[3,4]	-15.97	0.01	5.33	—	—
Class C shares at NAV[2] and with CDSC[4]	-11.72	0.41	5.15	—	—
Class P shares at NAV[2]	-10.73	1.42	6.20	—	—
Institutional Class shares at NAV[2]	-10.72	1.51	6.32	—	—
Class R6 shares at NAV[2]	-10.63	1.57	—	3.38	12/19/13
Administrative Class shares at NAV[2]	-10.95	1.26	6.06	—
Russell 2000® Value Index	-16.28	4.89	9.05	6.22 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.22%, Net 1.17%; Class C shares: Gross 1.96%, Net 1.92%; Class P shares: Gross 0.91%, Net 0.91%; Institutional Class shares: Gross 0.87%, Net 0.82%; Class R6 shares: Gross 0.80%, Net 0.77%; Administrative Class shares: Gross 1.83%, Net 1.07%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

NFJ Small-Cap Value Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares, Institutional Class shares, and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : AZBAX
Class C: AZBCX
Class P: AZBPX
Institutional Class: AZBIX
Class R6: ASCFX
Small-Cap Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -20.41%†, Class C shares at NAV returned -21.04%, Class P shares at NAV returned -20.20%†, Institutional Class shares at NAV returned -20.14%, and Class R6 at NAV returned -20.10%. For the same period, the Russell 2000® Index, the Fund’s style-specific benchmark appropriate for comparison, returned -25.20%.
   †See footnote 3 on page 47.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
During the reporting period, U.S. equities plunged due to growing concerns that a recession would be needed to tame rampant inflation. The market posted two back-to-back quarterly declines for the first time since 2015. The S&P 500® Index entered a bear market, recording its largest decline for the first half of a year since 1970, while the tech-heavy Nasdaq Composite Index recorded an even greater decline, tumbling more than 30% and falling to levels last seen in the final quarter of 2020, prior to the lift provided by news of highly effective COVID-19 vaccines. While S&P Global reported that 78% of the companies in the S&P 500® Index had exceeded earnings expectations, with average earnings per share growing 4.4% in the first quarter, there was growing concern that earnings were overstated, and that earnings growth could be lower going forward.
 The U.S. economy contracted by an annualized 1.6% in the first quarter of 2022, a sharp slowdown from the 6.9% growth rate seen in the fourth quarter of 2021, as surging imports and softer inventory growth more than offset solid consumer and business demand. Despite a pickup in economic activity in the spring, the U.S. economy appeared to slow during the second quarter of 2022, as consumer sentiment was hurt by higher interest rates and rising prices. The flash estimate of S&P Global’s June survey of U.S. manufacturing activity slumped to its lowest level in almost two years, while services activity slid to a five-month low. In contrast, inflation surged, rising to an annual rate of 8.6% in May 2022, the highest reading since December 1981. The University of Michigan’s Consumer Sentiment Index tumbled to a record low of 50.0 in June, reflecting concerns over rising inflation.
 Against this backdrop, the Russell 2000® Index returned -25.2%, underperforming the Russell 1000® Index’s return of -13.0%.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark primarily due to strong security selection, with sector allocation also having a positive effect. Stock picking in health care was the primary contributor to returns, followed by the consumer discretionary and industrials sectors. This was offset by negative selection in the real estate, financials, and information technology sectors. The Fund’s overweight position in consumer staples contributed to returns. This was offset by the Fund being underweight in the financials sector.
 Among the Fund’s top relative contributors were soft drink producer and distributor Coca-Cola Consolidated, oil producer Magnolia Oil & Gas, transpacific shipping operator Matson, and building products producer Builders FirstSource. Lack of exposure to movie theater operator AMC Entertainment also contributed to performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of June 30, 2022.
Banks	8%
Oil, Gas & Consumable Fuels	6
Biotechnology	4
Healthcare Equipment & Supplies	4
Food Products	4
Insurance	4
Semiconductors & Semiconductor Equipment	3
Trading Companies & Distributors	3
Electric Utilities	3
Professional Services	3
Other (includes short-term investment)	58
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Small-Cap Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	Since inception	Inception date
Class A shares at NAV[2]	-20.41% [3]	6.02%	8.12%	7/1/13
Class A shares at POP[4,5]	-24.79	4.83	7.44	7/1/13
Class C shares at NAV[2] and with CDSC[4]	-21.04	5.23	7.31	7/1/13
Class P shares at NAV[2]	-20.20 [3]	6.29	8.39	7/1/13
Institutional Class shares at NAV[2]	-20.14	6.40	8.49	7/1/13
Class R6 shares at NAV[2]	-20.10	—	1.91	8/22/18
Russell 2000® Index	-25.20	5.17	— [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.21%, Net 1.20%; Class C shares: Gross 1.98%, Net 1.95%; Class P shares: Gross 1.08%, Net 0.95%; Institutional Class shares: Gross 1.06%, Net 0.85%; Class R6 shares: Gross 0.89%, Net 0.80%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Small-Cap Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares and Institutional Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[5]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[6]	The since inception index returned 7.66% from the inception date of Class A shares, Class C shares, Class P shares, and Institutional Class shares and 1.08% from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Ticker Symbols:
Class A : RAGTX
Class C: RCGTX
Class P: ARTPX
Institutional Class: DRGTX
Administrative Class: DGTAX
Technology Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Allianz Global Investors U.S. LLC
■	The Fund is non-diversified and has an investment objective of seeking long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended June 30, 2022, the Fund’s Class A shares at NAV returned -32.06%, Class C shares at NAV returned -32.58%, Class P shares at NAV returned -31.88%†, Institutional Class shares at NAV returned -31.89%, and Administrative Class shares at NAV returned -32.09%. For the same period, the S&P North American Technology Sector Index, the Fund’s style-specific benchmark appropriate for comparison, returned -26.03% and Nasdaq Composite® Index, a broad-based index, returned -23.43%.
   †See footnote 5 on page 50.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended June 30, 2022?
After a strong start, global equities declined over the fiscal year ended June 30, 2022, as growing concerns that a recession would be needed to tame rampant inflation led to a sharp decline in the second half of the fiscal year. Stocks tumbled over the first half of 2022, as Russia’s invasion of Ukraine sparked the biggest energy price shock since the 1970s. Inflation accelerated sharply, and concerns grew that major central banks would need to be more aggressive in raising rates. China’s strict zero-COVID-19 policy further undermined sentiment as it led to lockdowns in major cities, which hurt demand and added to supply chain disruptions.
 At the sector level, energy was a rare bright spot in the major indexes, with share prices surging along with oil and gas prices. Information technology and related stocks underperformed the broader market during the period. High growth technology stocks slumped as the prospect of higher interest rates lessened the appeal of companies that may not generate meaningful earnings until well into the future.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12-month period ended June 30, 2022. The Fund’s exposure to high growth technology stocks hurt its performance in a challenging market environment.
 From an individual stock perspective, the largest detractors from absolute returns included multinational technology company Amazon.com, identity and access management company Okta, technology conglomerate Meta Platforms, cybersecurity provider Crowdstrike Holdings, and communications provider Twilio.
 Conversely, positions in semiconductor supplier ON Semiconductor, chip manufacturer GlobalFoundries, work management platform Asana, cloud-based software company Salesforce.com, and technology conglomerate Cisco Systems added to the Fund’s returns.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Issuer Risk: The portfolio will be affected by factors specific to the issuers of securities and other instruments in which the portfolio invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Focused Investments: To the extent the portfolio focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility.
Foreign Investing: Investing in foreign securities subjects the portfolio to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain industries as a percentage of total investments as of June 30, 2022.
Software	29%
Semiconductors & Semiconductor Equipment	17
IT Services	13
Interactive Media & Services	11
Technology Hardware, Storage & Peripherals	9
Internet & Direct Marketing Retail	3
Automobiles	1
Communications Equipment	1
Electronic Equipment, Instruments & Components	1
Hotels, Restaurants & Leisure	1
Other (includes short-term investment)	14
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Technology Fund (Continued)
Average Annual Total Returns1 for periods ended 6/30/22

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	-32.06%	14.58%	16.21%
Class A shares at POP[3,4]	-35.80	13.29	15.55
Class C shares at NAV[2] and with CDSC[4]	-32.58	13.72	15.34
Class P shares at NAV[2]	-31.88 [5]	14.87	16.50
Institutional Class shares at NAV[2]	-31.89	14.95	16.60
Administrative Class shares at NAV[2]	-32.09	14.65	16.30
Nasdaq Composite® Index	-23.43	13.47	15.40
S&P North American Technology Index	-26.03	16.50	17.60
Fund Expense Ratios[6]: Class A shares: Gross 1.42%, Net 1.42%; Class C shares: Gross 2.17%, Net 2.17%; Class P shares: Gross 1.17%, Net 1.17%; Institutional Class shares: Gross 1.15%, Net 1.15%; Administrative Class shares: Gross 1.48%, Net 1.47%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 6/30

This chart assumes an initial investment of $10,000 made on June 30, 2012, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

Technology Fund (Continued)
Growth of $1,000,000 for periods ended 6/30

This chart assumes an initial investment of $1,000,000 made on June 30, 2012, for Class P shares, Institutional Class shares, and Administrative Class shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective October 28, 2021, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through February 1, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 6.

EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—95.8%
Brazil—8.0%
Banco do Brasil S.A.	142,900	$ 911
CPFL Energia S.A.	112,300	663
JBS S.A.	661,600	4,001
Klabin S.A.	189,400	731
Petroleo Brasileiro S.A.	447,700	2,614
Vale S.A.	99,100	1,451
		10,371

Cayman Islands—3.3%
Daqo New Energy Corp. ADR(1)	26,500	1,891
Greentown China Holdings Ltd.	857,000	1,776
Pinduoduo, Inc. ADR(1)	10,819	669
		4,336

China—36.9%
Alibaba Group Holding Ltd.(1)	271,500	3,872
Bank of Chengdu Co., Ltd. Class A	625,500	1,549
Bank of Jiangsu Co., Ltd. Class A	976,800	1,039
BYD Co., Ltd. Class H	18,500	740
China Construction Bank Corp. Class H	3,006,000	2,019
China Merchants Bank Co., Ltd. Class H	184,500	1,234
China Railway Group Ltd. Class A	878,600	806
China State Construction Engineering Corp. Ltd. Class A	987,500	785
China Yangtze Power Co., Ltd. Class A	237,400	820
Contemporary Amperex Technology Co., Ltd. Class A	9,700	774
COSCO SHIPPING Holdings Co., Ltd. Class H	935,000	1,306
ENN Natural Gas Co., Ltd. Class A	1,231,800	3,421
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. Class A	341,300	1,610
JD.com, Inc. Class A	47,614	1,534
Kweichow Moutai Co., Ltd. Class A	2,600	794
Lenovo Group Ltd.	958,000	895
Meituan Class B(1)	82,500	2,042
NetEase, Inc.	86,700	1,592
NIO, Inc. ADR(1)	36,361	790
Nongfu Spring Co., Ltd. Class H	466,800	2,680
PetroChina Co., Ltd. Class H	7,182,000	3,423
	Shares	Value

China—continued
Postal Savings Bank of China Co., Ltd. Class H	6,771,000	$ 5,376
SG Micro Corp. Class A	19,950	542
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. Class A	16,892	820
Sinotrans Ltd. Class A	2,169,570	1,257
Tencent Holdings Ltd.	98,100	4,431
Xiamen C & D, Inc. Class A	884,500	1,727
		47,878

India—12.8%
Axis Bank Ltd.(1)	102,900	830
Eicher Motors Ltd.	25,335	896
HCL Technologies Ltd.	42,322	522
ICICI Bank Ltd. Sponsored ADR	272,816	4,840
Infosys Ltd.	60,099	1,113
ITC Ltd.	488,071	1,690
Mahindra & Mahindra Ltd.	80,527	1,115
Reliance Industries Ltd.(1)	40,601	1,334
State Bank of India	492,473	2,905
Tata Consultancy Services Ltd.	31,871	1,318
		16,563

Indonesia—2.5%
Bank Central Asia Tbk PT	2,594,300	1,263
Bank Mandiri Persero Tbk PT	2,211,900	1,177
Telkom Indonesia Persero Tbk PT	2,950,600	792
		3,232

Mexico—2.8%
America Movil SAB de CV Series L	2,724,000	2,788
Grupo Financiero Banorte SAB de CV Class O	164,100	917
		3,705

Russia—0.0%
Gazprom PJSC(2)	1,323,341	1
LUKOIL PJSC Sponsored ADR(2)	55,455	— (3)
		1

South Africa—3.0%
Absa Group Ltd.	190,088	1,806
FirstRand Ltd.	252,504	968
Gold Fields Ltd. Sponsored ADR	67,107	612
MTN Group Ltd.	59,588	484
		3,870

	Shares	Value

South Korea—9.0%
Hana Financial Group, Inc.	110,665	$ 3,354
KB Financial Group, Inc.	18,219	676
KT Corp.	34,306	963
LG Innotek Co., Ltd.	5,651	1,491
POSCO Holdings, Inc.	3,687	654
Samsung Electronics Co., Ltd.	59,692	2,620
SK Hynix, Inc.	28,021	1,964
		11,722

Taiwan—14.3%
Asustek Computer, Inc.	71,000	741
Cathay Financial Holding Co., Ltd.	2,096,000	3,588
ChipMOS Technologies, Inc.	466,000	579
CTBC Financial Holding Co., Ltd.	4,520,000	3,816
Hon Hai Precision Industry Co., Ltd.	362,000	1,327
Taiwan Semiconductor Manufacturing Co., Ltd.	530,000	8,485
		18,536

Thailand—1.6%
PTT Exploration & Production PCL	458,000	2,066
Turkey—0.7%
Arcelik AS	206,070	895
United States—0.9%
Freeport-McMoRan, Inc.	13,274	389
Mosaic Co. (The)	15,522	733
		1,122

Total Common Stocks (Identified Cost $125,063)		124,297

Total Long-Term Investments—95.8% (Identified Cost $125,063)		124,297

TOTAL INVESTMENTS—95.8% (Identified Cost $125,063)		$124,297
Other assets and liabilities, net—4.2%		5,399
NET ASSETS—100.0%		$129,696

Abbreviations:
ADR	American Depositary Receipt
PJSC	Public Joint Stock Company

For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

EMERGING MARKETS OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
Footnote Legend:
(1)	Non-income producing.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Amount is less than $500.
Country Weightings (Unaudited)†
China	39%
Taiwan	15
India	13
South Korea	9
Brazil	8
Cayman Islands	3
South Africa	3
Other	10
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Assets:
Equity Securities:
Common Stocks	$124,297	$124,296	$1 (1)
Total Investments	$124,297	$124,296	$1

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no securities valued using significant observable inputs (Level 2) at June 30, 2022.
Securities held by the Fund with an end of period value of $1 were transferred from Level 1 to Level 3. The value represents valuations of Russian Common Stocks for which Management has determined include significant unobservable inputs as of June 30, 2022.
See Notes to Financial Statements

FOCUSED GROWTH FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.3%
Automobiles—5.2%
Tesla, Inc.(1)	70,480	$ 47,463
Beverages—0.7%
Monster Beverage Corp.(1)	73,845	6,845
Biotechnology—1.5%
Horizon Therapeutics plc(1)	177,720	14,175
Capital Markets—1.9%
Morgan Stanley	229,865	17,484
Electrical Equipment—1.2%
Plug Power, Inc.(1)	683,720	11,329
Entertainment—1.0%
Walt Disney Co. (The)(1)	92,560	8,738
Healthcare Equipment & Supplies—1.6%
Cooper Cos., Inc. (The)	45,315	14,189
Healthcare Providers & Services—2.7%
UnitedHealth Group, Inc.	47,815	24,559
Hotels, Restaurants & Leisure—3.6%
Airbnb, Inc. Class A(1)	105,610	9,408
Caesars Entertainment, Inc.(1)	206,045	7,891
Chipotle Mexican Grill, Inc. Class A(1)	11,800	15,426
		32,725

Interactive Media & Services—10.3%
Alphabet, Inc. Class A(1)	28,445	61,989
Meta Platforms, Inc. Class A(1)	141,735	22,855
ZoomInfo Technologies, Inc. Class A(1)	260,700	8,666
		93,510

Internet & Direct Marketing Retail—6.2%
Amazon.com, Inc.(1)	534,040	56,720
	Shares	Value

IT Services—7.1%
EPAM Systems, Inc.(1)	52,325	$ 15,424
Mastercard, Inc. Class A	155,240	48,975
		64,399

Life Sciences Tools & Services—1.7%
Avantor, Inc.(1)	495,780	15,419
Machinery—2.3%
Deere & Co.	70,890	21,229
Multiline Retail—2.4%
Dollar General Corp.	88,620	21,751
Oil, Gas & Consumable Fuels—1.1%
Cheniere Energy, Inc.	72,650	9,665
Personal Products—1.7%
Estee Lauder Cos., Inc. (The) Class A	59,560	15,168
Pharmaceuticals—7.6%
AstraZeneca plc Sponsored ADR	308,700	20,396
Eli Lilly & Co.	92,345	29,941
Zoetis, Inc. Class A	112,485	19,335
		69,672

Road & Rail—1.6%
Union Pacific Corp.	69,380	14,797
Semiconductors & Semiconductor Equipment—6.2%
Lam Research Corp.	42,545	18,131
Microchip Technology, Inc.	245,445	14,255
NVIDIA Corp.	156,870	23,780
		56,166

Software—15.8%
Crowdstrike Holdings, Inc. Class A(1)	107,560	18,130
Microsoft Corp.	438,215	112,547
Palo Alto Networks, Inc.(1)	26,825	13,250
		143,927

	Shares	Value

Technology Hardware, Storage & Peripherals—13.8%
Apple, Inc.	919,030	$ 125,650
Textiles, Apparel & Luxury Goods—2.1%
NIKE, Inc. Class B	183,490	18,753
Total Common Stocks (Identified Cost $573,067)		904,333

Total Long-Term Investments—99.3% (Identified Cost $573,067)		904,333

Short-Term Investment—0.4%
Money Market Mutual Fund—0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	3,318,424	3,318
Total Short-Term Investment (Identified Cost $3,318)		3,318

TOTAL INVESTMENTS—99.7% (Identified Cost $576,385)		$907,651
Other assets and liabilities, net—0.3%		3,024
NET ASSETS—100.0%		$910,675

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

FOCUSED GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$904,333	$904,333
Money Market Mutual Fund	3,318	3,318
Total Investments	$907,651	$907,651
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Financial Statements

GLOBAL SMALL-CAP FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Preferred Stock—0.4%
Germany—0.4%
Jungheinrich AG, 1.690%	10,670	$ 233
Total Preferred Stock (Identified Cost $257)		233

Common Stocks—96.6%
Australia—1.6%
ALS Ltd.	30,069	222
IGO Ltd.	5,407	37
Incitec Pivot Ltd.	15,992	36
oOh!media Ltd.	158,952	133
Pro Medicus Ltd.	5,597	163
Star Entertainment Group Ltd. (The)(1)	30,353	58
Viva Energy Group Ltd.	71,021	142
Worley Ltd.	19,900	196
		987

Austria—0.5%
Wienerberger AG	13,698	294
Bermuda—0.2%
Pacific Basin Shipping Ltd.	379,000	145
Cayman Islands—0.6%
Alchip Technologies Ltd.	16,000	373
China—0.2%
Chervon Holdings Ltd.	9,400	53
CIFI Holdings Group Co., Ltd.	162,000	81
		134

Denmark—0.6%
Ambu A/S Class B	11,191	109
SimCorp A/S	3,631	263
		372

Finland—1.2%
Huhtamaki Oyj	10,591	420
Kojamo Oyj	18,967	327
		747

France—2.4%
Elis S.A.	21,962	292
Nexity S.A.	8,430	225
SCOR SE	11,528	248
SOITEC (1)	2,332	331
SPIE S.A.	16,712	363
		1,459

Germany—2.4%
Bechtle AG	6,933	283
CANCOM SE	7,589	255
Deutsche Pfandbriefbank AG	9,848	89
Evotec SE(1)	14,239	343
Jenoptik AG	10,275	229
	Shares	Value

Germany—continued
Scout24 SE	4,708	$ 242
		1,441

Hong Kong—0.7%
LK Technology Holdings Ltd.	132,500	253
VTech Holdings Ltd.	24,900	196
		449

Indonesia—0.2%
Mitra Adiperkasa Tbk PT(1)	1,388,700	91
Ireland—0.9%
Dalata Hotel Group plc(1)	92,732	338
Grafton Group plc UTS	20,498	194
		532

Italy—0.7%
ERG SpA	13,831	430
Japan—11.3%
Asahi Intecc Co., Ltd.	14,900	225
BayCurrent Consulting, Inc.	300	80
Cosmo Energy Holdings Co., Ltd.	7,000	194
Dai Nippon Printing Co., Ltd.	17,800	384
Ebara Corp.	3,800	142
Fuji Electric Co., Ltd.	12,200	505
Fujikura Ltd.	24,100	137
Hitachi Zosen Corp.	23,100	145
Isuzu Motors Ltd.	26,200	290
Jeol Ltd.	4,900	189
Marui Group Co., Ltd.	6,800	119
Mitsubishi HC Capital, Inc.	70,200	324
Mitsui Mining & Smelting Co., Ltd.	6,800	159
Nagoya Railroad Co., Ltd.	20,700	319
Nikon Corp.	25,500	295
Nippon Shinyaku Co., Ltd.	5,900	359
NOF Corp.	5,300	196
PALTAC Corp.	4,200	130
Shimamura Co., Ltd.	3,900	342
Ship Healthcare Holdings, Inc.	17,800	317
Snow Peak, Inc.	6,900	138
Sojitz Corp.	29,540	418
T&D Holdings, Inc.	19,200	230
TechMatrix Corp.	28,000	346
Tokyu Fudosan Holdings Corp.	94,300	496
Toyo Suisan Kaisha Ltd.	2,000	78
Toyoda Gosei Co. Ltd.	9,200	145
United Urban Investment Corp.	197	207
		6,909

Luxembourg—0.3%
Samsonite International S.A.(1)	82,500	164
	Shares	Value

Marshall Islands—0.5%
Dorian LPG Ltd.	18,530	$ 282
Netherlands—0.7%
ASR Nederland N.V.	9,908	400
Norway—0.7%
Elkem ASA(1)	45,545	145
Storebrand ASA	43,482	310
		455

Singapore—0.1%
SATS Ltd.(1)	26,800	75
South Korea—0.6%
Hyundai Marine & Fire Insurance Co. Ltd.	4,467	106
Jeju Air Co. Ltd.(1)	2,637	33
Koh Young Technology, Inc.	22,310	242
		381

Sweden—1.6%
AAK AB	22,881	373
BioGaia AB Class B	35,790	362
Elekta AB Class B	38,386	265
		1,000

Switzerland—1.4%
Bystronic AG	315	229
Georg Fischer AG Registered Shares	6,020	296
Interroll Holding AG Registered Shares	107	240
Zur Rose Group AG(1)	1,606	121
		886

Taiwan—0.7%
Kinsus Interconnect Technology Corp.	14,000	67
Unimicron Technology Corp.	71,000	379
		446

Thailand—0.2%
Hana Microelectronics PCL Foreign Shares	109,900	127
United Kingdom—7.0%
Auto Trader Group plc	51,651	349
ConvaTec Group plc	139,067	380
Drax Group plc	43,663	342
Genus plc	8,891	271
HomeServe plc	44,010	628
Howden Joinery Group plc	27,305	200
Intermediate Capital Group plc	14,431	230
Keywords Studios plc	11,710	313
Moneysupermarket.com Group plc	157,112	333
Rotork plc	70,548	207
See Notes to Financial Statements

GLOBAL SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Shares	Value

United Kingdom—continued
Spectris plc	11,784	$ 389
Tate & Lyle plc	38,419	350
Weir Group plc (The)	16,520	274
		4,266

United States—57.3%
AGCO Corp.	3,811	376
Allegheny Technologies, Inc.(1)	17,218	391
American States Water Co.	7,955	648
API Group Corp.(1)	38,065	570
Axon Enterprise, Inc.(1)	6,996	652
BellRing Brands, Inc.(1)	43,468	1,082
BJ’s Wholesale Club Holdings, Inc.(1)	13,135	819
Camping World Holdings, Inc. Class A	12,946	280
Casella Waste Systems, Inc. Class A(1)	12,296	894
ChampionX Corp.	19,159	380
Chart Industries, Inc.(1)	5,919	991
Civitas Resources, Inc.	8,758	458
Clean Harbors, Inc.(1)	10,853	951
Coca-Cola Consolidated, Inc.	1,222	689
Coty, Inc. Class A(1)	89,072	713
Curtiss-Wright Corp.	3,196	422
Dolby Laboratories, Inc. Class A	5,378	385
First Industrial Realty Trust, Inc.	13,536	643
Genco Shipping & Trading Ltd.	16,068	310
Graphic Packaging Holding Co.	50,577	1,037
Grocery Outlet Holding Corp.(1)	20,425	871
Hawaiian Electric Industries, Inc.	17,866	731
Hyatt Hotels Corp. Class A(1)	10,312	762
ICF International, Inc.	11,344	1,078
II-VI, Inc.(1)	4,752	242
Intellia Therapeutics, Inc.(1)	3,132	162
ITT, Inc.	3,195	215
Keros Therapeutics, Inc.(1)	3,249	90
Kilroy Realty Corp.	13,394	701
Legend Biotech Corp. ADR(1)	3,434	189
LendingClub Corp.(1)	12,076	141
Lindblad Expeditions Holdings, Inc.(1)	36,501	296
LPL Financial Holdings, Inc.	2,218	409
Materion Corp.	10,865	801
	Shares	Value

United States—continued
MaxLinear, Inc.(1)	10,441	$ 355
MP Materials Corp.(1)	17,363	557
New Relic, Inc.(1)	11,434	572
Northern Oil and Gas, Inc.	21,703	548
Oasis Petroleum, Inc.	1,498	182
OGE Energy Corp.	12,816	494
ONE Gas, Inc.	5,716	464
Owens & Minor, Inc.	21,293	670
Paylocity Holding Corp.(1)	1,533	267
PDC Energy, Inc.	8,165	503
Pebblebrook Hotel Trust	18,471	306
Perficient, Inc.(1)	9,415	863
Pinnacle Financial Partners, Inc.	9,307	673
Planet Fitness, Inc. Class A(1)	12,333	839
Popular, Inc.	7,816	601
RH (1)	2,222	472
Royal Gold, Inc.	2,632	281
Saia, Inc.(1)	1,401	263
SM Energy Co.	5,745	196
STAAR Surgical Co.(1)	1,879	133
SunPower Corp.(1)	20,490	324
Switch, Inc. Class A	31,666	1,061
Syneos Health, Inc. Class A(1)	4,908	352
Tandem Diabetes Care, Inc.(1)	2,861	169
Tenet Healthcare Corp.(1)	10,403	547
Terreno Realty Corp.	12,689	707
Unitil Corp.	9,665	568
Varonis Systems, Inc.(1)	19,650	576
Western Alliance Bancorp	5,372	379
WideOpenWest, Inc.(1)	55,236	1,006
Wintrust Financial Corp.	9,344	749
		35,056

Virgin Islands (British)—2.0%
Biohaven Pharmaceutical Holding Co. Ltd.(1)	2,356	343
Capri Holdings Ltd.(1)	15,808	648
Establishment Labs Holdings, Inc.(1)	4,512	246
		1,237

Total Common Stocks (Identified Cost $61,803)		59,138

Total Long-Term Investments—97.0% (Identified Cost $62,060)		59,371

	Shares	Value

Short-Term Investment—2.5%
Money Market Mutual Fund—2.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	1,511,636	$ 1,512
Total Short-Term Investment (Identified Cost $1,512)		1,512

TOTAL INVESTMENTS—99.5% (Identified Cost $63,572)		$60,883
Other assets and liabilities, net—0.5%		323
NET ASSETS—100.0%		$61,206

Abbreviations:
ADR	American Depositary Receipt
UTS	Unit Trust Shares

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	60%
Japan	11
United Kingdom	7
Germany	3
France	2
Virgin Islands (British)	2
Sweden	2
Other	13
Total	100%
† % of total investments as of June 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

GLOBAL SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$59,138	$59,138
Preferred Stock	233	233
Money Market Mutual Fund	1,512	1,512
Total Investments	$60,883	$60,883
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Financial Statements

HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.7%
Biotechnology—13.8%
AbbVie, Inc.	42,095	$ 6,447
Alnylam Pharmaceuticals, Inc.(1)	1,365	199
Amgen, Inc.	22,280	5,421
Argenx SE ADR(1)	3,595	1,362
Cytokinetics, Inc.(1)	13,740	540
Deciphera Pharmaceuticals, Inc.(1)	1	— (2)
Horizon Therapeutics plc(1)	52,140	4,159
Insmed, Inc.(1)	23,445	462
Moderna, Inc.(1)	7,295	1,042
Neurocrine Biosciences, Inc.(1)	9,160	893
Protagonist Therapeutics, Inc.(1)	12,395	98
Seagen, Inc.(1)	3,555	629
Vertex Pharmaceuticals, Inc.(1)	12,170	3,430
		24,682

Healthcare Equipment & Supplies—10.7%
Axonics, Inc.(1)	15,085	855
Boston Scientific Corp.(1)	79,335	2,957
Cooper Cos., Inc. (The)	9,810	3,072
Dexcom, Inc.(1)	34,780	2,592
Envista Holdings Corp.(1)	61,830	2,383
Establishment Labs Holdings, Inc.(1)	17,695	962
IDEXX Laboratories, Inc.(1)	4,230	1,484
LivaNova plc(1)	18,205	1,137
Novocure Ltd.(1)	5,890	409
Quotient Ltd.(1)	494,789	119
Teleflex, Inc.	12,310	3,026
		18,996

Healthcare Providers & Services—20.5%
Cano Health, Inc.(1)	171,165	750
Centene Corp.(1)	49,370	4,177
Cigna Corp.	16,845	4,439
CVS Health Corp.	76,115	7,053
Humana, Inc.	13,425	6,284
McKesson Corp.	6,650	2,169
	Shares	Value

Healthcare Providers & Services—continued
Owens & Minor, Inc.	28,590	$ 899
Privia Health Group, Inc.(1)	29,330	854
Tenet Healthcare Corp.(1)	61,175	3,216
UnitedHealth Group, Inc.	12,961	6,657
		36,498

Life Sciences Tools & Services—9.4%
Avantor, Inc.(1)	183,100	5,694
ICON plc ADR(1)	6,330	1,372
IQVIA Holdings, Inc.(1)	11,100	2,409
Thermo Fisher Scientific, Inc.	13,320	7,236
		16,711

Personal Products—0.5%
Beauty Health Co. (The)(1)	75,680	973
Pharmaceuticals—44.8%
Alpha Teknova, Inc.(1)	52,777	443
AstraZeneca plc Sponsored ADR	172,025	11,366
Bristol-Myers Squibb Co.	96,365	7,420
Catalent, Inc.(1)	30,915	3,317
Eli Lilly & Co.	29,550	9,581
GSK plc Sponsored ADR	116,920	5,090
Johnson & Johnson	6,565	1,165
Merck & Co., Inc.	98,405	8,972
Novartis AG Sponsored ADR	29,438	2,488
Novo Nordisk A.S. Sponsored ADR	42,855	4,775
Pfizer, Inc.	208,059	10,909
Roche Holding AG Sponsored ADR	120,245	5,015
Sanofi ADR	91,735	4,589
Zoetis, Inc. Class A	27,220	4,679
		79,809

Total Common Stocks (Identified Cost $173,290)		177,669

Total Long-Term Investments—99.7% (Identified Cost $173,290)		177,669

	Shares	Value

Short-Term Investment—0.3%
Money Market Mutual Fund—0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(3)	555,011	$ 555
Total Short-Term Investment (Identified Cost $555)		555

TOTAL INVESTMENTS—100.0% (Identified Cost $173,845)		$178,224
Other assets and liabilities, net—0.0%		50
NET ASSETS—100.0%		$178,274

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Amount is less than $500.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	76%
United Kingdom	10
Switzerland	4
Ireland	3
Denmark	3
France	3
Netherlands	1
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$177,669	$177,669
Money Market Mutual Fund	555	555
Total Investments	$178,224	$178,224
There were no securities  valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—33.4%
Advertising—0.2%
Clear Channel Outdoor Holdings, Inc.
144A 7.750%, 4/15/28(1)	$ 5,410	$ 3,936
144A 7.500%, 6/1/29(1)	7,810	5,616
		9,552

Aerospace & Defense—0.2%
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)	6,996	7,048
144A 6.250%, 9/15/24(1)	7,135	6,363
		13,411

Airlines—0.5%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)	3,875	4,010
144A 5.750%, 4/20/29(1)	14,125	12,059
Delta Air Lines, Inc. 7.375%, 1/15/26	11,915	11,897
		27,966

Auto Components—0.9%
American Axle & Manufacturing, Inc.
6.500%, 4/1/27	6,070	5,372
5.000%, 10/1/29	7,700	6,255
Clarios Global LP 144A 8.500%, 5/15/27(1)	12,195	11,786
Goodyear Tire & Rubber Co. (The)
9.500%, 5/31/25	4,260	4,405
5.250%, 7/15/31	21,515	17,293
Tenneco, Inc. 144A 7.875%, 1/15/29(1)	5,180	5,006
		50,117

Auto Manufacturers—0.7%
Ford Motor Co.
9.000%, 4/22/25	12,345	13,238
9.625%, 4/22/30	2,075	2,314
7.450%, 7/16/31	9,690	9,832
Ford Motor Credit Co. LLC
5.113%, 5/3/29	2,245	2,013
4.000%, 11/13/30	14,895	12,069
		39,466

Building Materials—0.8%
Builders FirstSource, Inc.
144A 4.250%, 2/1/32(1)	10,405	7,920
	Par Value	Value

Building Materials—continued
144A 6.375%, 6/15/32(1)	$ 8,065	$ 7,198
Griffon Corp. 5.750%, 3/1/28	6,925	6,286
Koppers, Inc. 144A 6.000%, 2/15/25(1)	10,200	9,472
Summit Materials LLC 144A 5.250%, 1/15/29(1)	12,470	10,880
		41,756

Chemicals—0.6%
Chemours Co. (The)
144A 5.750%, 11/15/28(1)	6,355	5,416
144A 4.625%, 11/15/29(1)	13,120	10,319
Tronox, Inc. 144A 4.625%, 3/15/29(1)	10,895	8,761
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)	11,740	8,643
		33,139

Commercial Services—1.4%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	15,625	12,681
Avis Budget Car Rental LLC
144A 5.750%, 7/15/27(1)	8,575	7,679
144A 5.375%, 3/1/29(1)	5,680	4,725
Deluxe Corp. 144A 8.000%, 6/1/29(1)	5,540	4,515
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)	10,975	10,019
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)	12,405	9,552
Monitronics International 9.125%, 4/1/20(2)	6,450	—
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)	12,150	10,176
RR Donnelley & Sons Co. 6.000%, 4/1/24	3,195	3,147
United Rentals North America, Inc. 5.250%, 1/15/30	13,445	12,470
		74,964

Computers—0.4%
Condor Merger Sub, Inc. 144A 7.375%, 2/15/30(1)	11,960	9,721
	Par Value	Value

Computers—continued
NCR Corp.
144A 5.125%, 4/15/29(1)	$ 6,240	$ 5,277
144A 6.125%, 9/1/29(1)	5,440	4,705
Western Digital Corp. 4.750%, 2/15/26	4,900	4,675
		24,378

Containers & Packaging—0.8%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)	13,090	12,526
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)	17,035	15,899
Sealed Air Corp. 144A 5.000%, 4/15/29(1)	2,300	2,151
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)	12,770	11,973
		42,549

Cosmetics & Personal Care—0.3%
Coty, Inc. 144A 6.500%, 4/15/26(1)	10,885	10,035
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)	6,105	5,555
		15,590

Diversified Financial Services—1.2%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	13,230	10,612
144A 5.750%, 11/15/31(1)	6,870	5,260
Navient Corp.
6.750%, 6/15/26	10,725	9,492
5.000%, 3/15/27	12,315	10,129
4.875%, 3/15/28	7,065	5,520
OneMain Finance Corp.
8.250%, 10/1/23	8,730	8,725
6.625%, 1/15/28	12,965	11,588
5.375%, 11/15/29	7,480	6,061
		67,387

Electronic Equipment, Instruments & Components—0.3%
Energizer Holdings, Inc. 144A 6.500%, 12/31/27(1)	1,695	1,485
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	13,985	13,831
		15,316

See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Par Value	Value

Electronics—0.2%
II-VI, Inc. 144A 5.000%, 12/15/29(1)	$ 11,315	$ 9,872
Engineering & Construction—0.1%
AECOM 5.125%, 3/15/27	4,625	4,371
Entertainment—1.9%
AMC Entertainment Holdings, Inc. 144A 7.500%, 2/15/29(1)	3,600	3,042
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	8,060	7,768
144A 8.125%, 7/1/27(1)	15,400	14,880
144A 4.625%, 10/15/29(1)	8,665	6,737
CDI Escrow Issuer, Inc. 144A 5.750%, 4/1/30(1)	11,345	10,324
Cedar Fair LP 5.375%, 4/15/27	11,680	11,069
International Game Technology plc
144A 4.125%, 4/15/26(1)	4,495	4,068
144A 6.250%, 1/15/27(1)	9,850	9,580
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)	10,975	8,560
Live Nation Entertainment, Inc. 144A 4.750%, 10/15/27(1)	14,410	12,775
Scientific Games International, Inc. 144A 8.625%, 7/1/25(1)	2,750	2,819
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	15,825	13,391
		105,013

Environmental Services—0.2%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)	15,000	12,412
Equity Real Estate Investment Trusts (REITs)—1.3%
Brookfield Property REIT, Inc. 144A 4.500%, 4/1/27(1)	9,205	7,633
Iron Mountain Information Management Services, Inc. 144A 5.000%, 7/15/32(1)	7,535	6,082
	Par Value	Value

Equity Real Estate Investment Trusts (REITs)—continued
Iron Mountain, Inc.
144A 5.250%, 3/15/28(1)	$ 4,125	$ 3,703
144A 5.250%, 7/15/30(1)	18,050	15,693
Park Intermediate Holdings LLC
144A 5.875%, 10/1/28(1)	8,830	8,059
144A 4.875%, 5/15/29(1)	9,060	7,779
SBA Communications Corp. 3.125%, 2/1/29	11,135	9,114
Service Properties Trust
4.500%, 3/15/25	5,185	4,096
7.500%, 9/15/25	5,355	4,907
4.375%, 2/15/30	5,355	3,574
		70,640

Food & Beverage—1.1%
Albertsons Cos., Inc. 144A 4.875%, 2/15/30(1)	6,755	5,795
Kraft Heinz Foods Co. 5.000%, 7/15/35	8,175	7,914
Performance Food Group, Inc.
144A 5.500%, 10/15/27(1)	7,630	7,063
144A 4.250%, 8/1/29(1)	10,125	8,454
Post Holdings, Inc.
144A 5.500%, 12/15/29(1)	3,110	2,780
144A 4.500%, 9/15/31(1)	9,420	7,704
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	10,435	8,822
US Foods, Inc.
144A 6.250%, 4/15/25(1)	9,325	9,302
144A 4.750%, 2/15/29(1)	5,350	4,677
		62,511

Food Service—0.2%
Aramark Services, Inc. 144A 5.000%, 2/1/28(1)	11,590	10,503
Healthcare-Products—0.3%
Medline Borrower LP 144A 5.250%, 10/1/29(1)	16,520	13,568
Healthcare-Services—1.7%
Centene Corp. 4.625%, 12/15/29	17,275	16,109
	Par Value	Value

Healthcare-Services—continued
Community Health Systems, Inc.
144A 5.625%, 3/15/27(1)	$ 6,495	$ 5,497
144A 6.000%, 1/15/29(1)	7,305	6,052
144A 6.875%, 4/15/29(1)	9,715	6,266
144A 5.250%, 5/15/30(1)	4,530	3,442
HCA, Inc. 5.875%, 2/1/29	9,335	9,342
Select Medical Corp. 144A 6.250%, 8/15/26(1)	10,520	9,820
Tenet Healthcare Corp.
144A 6.125%, 10/1/28(1)	34,410	29,448
144A 6.125%, 6/15/30(1)	5,180	4,779
		90,755

Home Builders—0.3%
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)	10,303	10,045
Taylor Morrison Communities, Inc. 144A 5.750%, 1/15/28(1)	7,925	7,111
		17,156

Household Products/Wares—0.1%
Spectrum Brands, Inc. 144A 3.875%, 3/15/31(1)	8,430	6,793
Internet—0.6%
Match Group Holdings II LLC 144A 5.000%, 12/15/27(1)	9,260	8,584
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)	4,925	4,903
144A 7.500%, 9/15/27(1)	13,190	12,778
144A 6.250%, 1/15/28(1)	7,410	6,853
		33,118

Investment Companies—0.3%
Compass Group Diversified Holdings LLC
144A 5.250%, 4/15/29(1)	14,195	11,711
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Par Value	Value

Investment Companies—continued
144A 5.000%, 1/15/32(1)	$ 3,650	$ 2,818
		14,529

Iron & Steel—0.2%
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)	4,870	4,834
United States Steel Corp. 6.875%, 3/1/29	7,210	6,291
		11,125

Leisure Time—0.9%
Carnival Corp.
144A 10.500%, 2/1/26(1)	7,405	7,371
144A 5.750%, 3/1/27(1)	8,455	6,107
144A 6.000%, 5/1/29(1)	10,775	7,571
NCL Corp., Ltd.
144A 5.875%, 3/15/26(1)	12,550	9,850
144A 7.750%, 2/15/29(1)	2,555	1,955
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)	4,945	5,081
144A 5.375%, 7/15/27(1)	11,590	8,424
144A 5.500%, 4/1/28(1)	6,100	4,240
		50,599

Lodging—1.0%
Boyd Gaming Corp. 144A 4.750%, 6/15/31(1)	6,045	5,108
Hilton Domestic Operating Co., Inc.
4.875%, 1/15/30	3,000	2,711
144A 4.000%, 5/1/31(1)	17,890	14,867
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	8,230	6,666
MGM Resorts International
5.500%, 4/15/27	5,050	4,533
4.750%, 10/15/28	13,640	11,471
	Par Value	Value

Lodging—continued
Wynn Las Vegas LLC 144A 5.500%, 3/1/25(1)	$ 11,020	$ 10,083
		55,439

Machinery-Construction & Mining—0.1%
Terex Corp. 144A 5.000%, 5/15/29(1)	7,100	6,035
Media—4.0%
CCO Holdings LLC
4.500%, 5/1/32	6,375	5,162
144A 5.125%, 5/1/27(1)	21,635	20,418
144A 5.375%, 6/1/29(1)	15,445	13,805
144A 4.750%, 2/1/32(1)	4,155	3,402
CSC Holdings LLC 144A 7.500%, 4/1/28(1)	24,490	20,449
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)	15,910	13,572
DISH DBS Corp.
7.375%, 7/1/28	23,135	15,737
144A 5.750%, 12/1/28(1)	9,505	7,038
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	14,095	11,293
Gray Television, Inc.
144A 7.000%, 5/15/27(1)	7,695	7,407
144A 4.750%, 10/15/30(1)	2,325	1,819
iHeartCommunications, Inc. 8.375%, 5/1/27	11,905	9,461
Nexstar Media, Inc.
144A 5.625%, 7/15/27(1)	13,405	12,232
144A 4.750%, 11/1/28(1)	5,800	4,974
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	13,495	10,763
Sirius XM Radio, Inc.
144A 4.000%, 7/15/28(1)	8,960	7,750
144A 4.125%, 7/1/30(1)	9,665	8,072
144A 3.875%, 9/1/31(1)	9,950	7,923
TEGNA, Inc. 5.000%, 9/15/29	10,150	9,600
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)	8,345	6,614
	Par Value	Value

Media—continued
Virgin Media Secured Finance plc
144A 5.500%, 5/15/29(1)	$ 15,100	$ 13,500
144A 4.500%, 8/15/30(1)	9,225	7,580
		218,571

Mining—0.3%
FMG Resources August 2006 Pty Ltd. 144A 4.375%, 4/1/31(1)	4,130	3,371
Hudbay Minerals, Inc.
144A 4.500%, 4/1/26(1)	9,720	8,133
144A 6.125%, 4/1/29(1)	4,220	3,423
		14,927

Oil, Gas & Consumable Fuels—3.1%
Antero Resources Corp.
144A 7.625%, 2/1/29(1)	8,334	8,478
144A 5.375%, 3/1/30(1)	7,740	7,057
Callon Petroleum Co.
144A 8.000%, 8/1/28(1)	13,490	12,959
144A 7.500%, 6/15/30(1)	7,640	7,030
CITGO Petroleum Corp.
144A 7.000%, 6/15/25(1)	4,195	4,059
144A 6.375%, 6/15/26(1)	11,385	10,510
CNX Resources Corp. 144A 6.000%, 1/15/29(1)	3,180	2,971
Cobalt International Energy, Inc. 7.750%, 12/1/23(2)(3)	9,216	133
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)	10,695	9,577
144A 5.875%, 1/15/30(1)	6,595	5,672
Mesquite Energy, Inc. 6.125%, 1/15/23(2)(3)	6,240	47
Occidental Petroleum Corp.
5.875%, 9/1/25	9,390	9,349
8.875%, 7/15/30	6,600	7,577
6.625%, 9/1/30	13,785	14,199
Range Resources Corp. 144A 4.750%, 2/15/30(1)	9,875	8,856
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
SM Energy Co.
6.625%, 1/15/27	$ 7,980	$ 7,461
6.500%, 7/15/28	7,075	6,507
Southwestern Energy Co.
5.375%, 3/15/30	12,525	11,523
4.750%, 2/1/32	4,720	4,033
Sunoco LP
5.875%, 3/15/28	6,830	6,227
144A 4.500%, 4/30/30(1)	6,635	5,357
USA Compression Partners LP 6.875%, 9/1/27	12,545	11,134
Weatherford International Ltd.
144A 11.000%, 12/1/24(1)	73	74
144A 8.625%, 4/30/30(1)	10,755	8,924
		169,714

Paper & Forest Products—0.2%
Mercer International, Inc. 5.125%, 2/1/29	10,985	9,377
Pharmaceuticals—1.3%
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)	32,710	22,938
Bausch Health Cos., Inc. 144A 7.250%, 5/30/29(1)	4,945	2,682
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)	9,515	9,176
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	17,325	15,411
Organon & Co. 144A 5.125%, 4/30/31(1)	16,695	14,405
Prestige Brands, Inc. 144A 5.125%, 1/15/28(1)	5,645	5,251
		69,863

Pipelines—1.2%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	9,185	8,226
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)	11,805	10,301
	Par Value	Value

Pipelines—continued
EQM Midstream Partners LP
144A 6.500%, 7/1/27(1)	$ 4,470	$ 4,156
144A 7.500%, 6/1/30(1)	7,645	7,344
Hess Midstream Operations LP 144A 5.500%, 10/15/30(1)	3,250	2,917
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)	13,315	11,983
NuStar Logistics LP 6.375%, 10/1/30	9,135	7,937
Targa Resources Partners LP 6.875%, 1/15/29	10,670	10,889
		63,753

Real Estate—0.2%
Kennedy-Wilson, Inc. 5.000%, 3/1/31	12,550	9,726
Retail—1.1%
Asbury Automotive Group, Inc.
4.750%, 3/1/30	6,155	5,061
144A 4.625%, 11/15/29(1)	4,400	3,636
144A 5.000%, 2/15/32(1)	4,280	3,499
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)	12,955	11,190
Macy’s Retail Holdings LLC
144A 5.875%, 3/15/30(1)	4,925	4,132
144A 6.125%, 3/15/32(1)	4,955	4,137
Mariposa Borrower, Inc. 8.000%, 10/15/21(2)	6,810	1,982
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	16,820	13,498
Yum! Brands, Inc.
4.625%, 1/31/32	9,655	8,530
5.375%, 4/1/32	6,680	6,163
		61,828

Semiconductors—0.3%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	11,210	10,612
	Par Value	Value

Semiconductors—continued
Entegris Escrow Corp. 144A 5.950%, 6/15/30(1)	$ 7,535	$ 7,169
		17,781

Software—0.5%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	11,825	9,708
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(1)	3,065	2,637
144A 6.500%, 10/15/28(1)	6,765	5,582
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	10,580	9,867
		27,794

Telecommunications—2.1%
CommScope Technologies LLC 144A 5.000%, 3/15/27(1)	10,105	7,471
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)	10,165	8,640
144A 6.000%, 1/15/30(1)	12,310	9,472
144A 8.750%, 5/15/30(1)	10,420	10,534
GTT Communications, Inc. 144A 7.875%, 12/31/24(1)(3)	10,045	754
Hughes Satellite Systems Corp. 6.625%, 8/1/26	13,080	11,608
Lumen Technologies, Inc.
144A 5.125%, 12/15/26(1)	9,205	7,749
144A 5.375%, 6/15/29(1)	23,075	18,270
Sprint Corp.
7.125%, 6/15/24	6,860	7,040
7.625%, 3/1/26	8,595	9,056
T-Mobile USA, Inc.
4.750%, 2/1/28	6,250	6,058
3.375%, 4/15/29	8,250	7,219
3.500%, 4/15/31	14,160	12,226
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Par Value	Value

Telecommunications—continued
Windstream Services LLC 144A 6.375%, 8/1/23(1)(2)(3)	$ 7,464	$ —
		116,097

Transportation—0.3%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)	12,565	12,281
144A 5.500%, 5/1/28(1)	7,450	6,149
		18,430

Total Corporate Bonds and Notes (Identified Cost $2,169,456)		1,827,891

Leveraged Loans—0.2%
Healthcare-Products—0.1%
R1 RCM, Inc. Tranche B (3 month LIBOR + 4.000%) 0.000%, 6/21/29 (4)(5)	6,345	6,091
Retail—0.1%
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 5.500%, 3/3/28 (5)	8,384	7,885
Total Leveraged Loans (Identified Cost $14,671)		13,976

	Shares
Convertible Preferred Stocks—6.5%
Auto Components—0.3%
Aptiv plc Series A, 5.500%	174,000	18,338
Banks—1.2%
Bank of America Corp. Series L, 7.250%	21,900	26,378
Wells Fargo & Co. Series L, 7.500%	30,470	37,037
		63,415

Capital Markets—0.2%
KKR & Co., Inc. Series C, 6.000%	191,295	11,185
Commercial Services & Supplies—0.2%
GFL Environmental, Inc., 6.000%	158,175	9,397
	Shares	Value

Diversified Financial Services—0.1%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	9,640	$ 8,162
Electric Utilities—1.2%
NextEra Energy, Inc., 5.279%	398,430	19,782
NextEra Energy, Inc., 6.219%	539,625	26,523
Southern Co. (The), 6.750%	384,505	20,371
		66,676

Electronic Components—0.1%
II-VI, Inc. Series A, 6.000%	23,240	5,000
Healthcare Equipment & Supplies—0.5%
Boston Scientific Corp. Series A, 5.500%	244,910	24,844
Life Sciences Tools & Services—0.9%
Danaher Corp. Series B, 5.000%	35,915	47,523
Machinery—0.2%
Stanley Black & Decker, Inc., 5.250%	131,190	8,841
Pharmaceuticals—0.1%
Elanco Animal Health, Inc., 5.000%	229,565	7,355
Professional Services—0.1%
Clarivate plc Series A, 5.250%	140,520	8,040
Semiconductors & Semiconductor Equipment—0.9%
Broadcom, Inc. Series A, 8.000%	33,380	50,175
Telecommunications—0.5%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	24,530	28,126
Total Convertible Preferred Stocks (Identified Cost $407,123)		357,077

Preferred Stocks—0.1%
Entertainment—0.1%
LiveStyle, Inc. Series B (2)(6)(7)(8)(9)	56,362	5,618
	Shares	Value

Entertainment—continued
LiveStyle, Inc. Series B (2)(6)(7)	8,000	$ —
		5,618

Total Preferred Stocks (Identified Cost $13,526)		5,618

Common Stocks—31.1%
Air Freight & Logistics—0.2%
United Parcel Service, Inc. Class B	69,825	12,746
Automobiles—1.2%
Tesla, Inc.(8)	95,961	64,622
Banks—1.3%
CCF Holdings LLC Class M(2)(8)	1,759,917	493
CCF Holdings LLC(2)(8)	7,416,755	2,077
JPMorgan Chase & Co.(10)	304,045	34,238
Wells Fargo & Co.	822,765	32,228
		69,036

Biotechnology—1.1%
AbbVie, Inc.(10)	251,562	38,529
Horizon Therapeutics plc(8)	107,220	8,552
Vertex Pharmaceuticals, Inc.(8)	46,710	13,163
		60,244

Capital Markets—0.9%
Charles Schwab Corp. (The)(10)	282,340	17,838
CME Group, Inc. Class A	112,455	23,019
S&P Global, Inc.(10)	30,780	10,375
		51,232

Chemicals—0.6%
DuPont de Nemours, Inc.	326,360	18,139
Sherwin-Williams Co. (The)(10)	63,625	14,246
		32,385

Commercial Services & Supplies—0.6%
CENVEO Corp.(2)(9)	19,074	273
Waste Management, Inc.	213,715	32,694
		32,967

Communications Equipment—0.3%
Cisco Systems, Inc.	398,715	17,001
Consumer Finance—0.0%
Erickson, Inc.(2)(8)	10,866	217
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Shares	Value

Electric Utilities—0.7%
Exelon Corp.	835,215	$ 37,852
Electrical Equipment—0.2%
Generac Holdings, Inc.(8)	49,720	10,470
Energy Equipment & Services—0.6%
Schlumberger N.V.	995,875	35,613
Entertainment—0.0%
LiveStyle, Inc. (2)(6)(7)(8)(9)	202,319	— (11)
Equity Real Estate Investment—0.5%
American Tower Corp.(10)	113,300	28,958
Food & Staples Retailing—0.7%
Costco Wholesale Corp.	79,960	38,323
Healthcare Equipment & Supplies—0.9%
Abbott Laboratories(10)	181,305	19,699
Dexcom, Inc.(8)	124,340	9,267
Intuitive Surgical, Inc.(8)	94,645	18,996
		47,962

Healthcare Providers & Services—1.3%
McKesson Corp.	68,390	22,310
UnitedHealth Group, Inc.(10)	91,041	46,761
		69,071

Hotels, Restaurants & Leisure—1.1%
Booking Holdings, Inc.(8)(10)	15,360	26,865
Chipotle Mexican Grill, Inc. Class A(8)	14,660	19,164
MGM Resorts International	417,555	12,088
		58,117

Insurance—0.4%
Aon plc Class A(10)	76,255	20,564
Interactive Media & Services—2.2%
Alphabet, Inc. Class A(8)(10)	43,545	94,896
Meta Platforms, Inc. Class A(8)	147,785	23,830
		118,726

Internet & Direct Marketing Retail—0.9%
Amazon.com, Inc.(8)(10)	479,200	50,896
IT Services—2.0%
Accenture plc Class A(10)	125,320	34,795
	Shares	Value

IT Services—continued
EPAM Systems, Inc.(8)	25,610	$ 7,549
Mastercard, Inc. Class A(10)	105,475	33,275
Visa, Inc. Class A(10)	170,485	33,567
		109,186

Life Sciences Tools & Services—1.3%
Avantor, Inc.(8)	789,479	24,553
IQVIA Holdings, Inc.(8)	118,460	25,705
Thermo Fisher Scientific, Inc.	41,990	22,812
		73,070

Machinery—0.2%
Deere & Co.	37,015	11,085
Media—0.0%
Postmedia Network Canada Corp.(2)(8)	1,018,823	591
Metals & Mining—0.2%
Freeport-McMoRan, Inc.	282,425	8,264
Multiline Retail—0.2%
Target Corp.	66,560	9,400
Oil, Gas & Consumable Fuels—0.8%
ConocoPhillips (10)	260,105	23,360
Devon Energy Corp.(10)	399,720	22,029
Riviera Resources, Inc.(2)	25,527	—
		45,389

Pharmaceuticals—0.9%
Eli Lilly & Co.(10)	92,525	29,999
Zoetis, Inc. Class A	112,850	19,398
		49,397

Road & Rail—0.7%
Union Pacific Corp.(10)	171,260	36,526
Semiconductors & Semiconductor Equipment—1.9%
Enphase Energy, Inc.(8)(10)	131,630	25,700
Lam Research Corp.	41,920	17,864
Marvell Technology, Inc.	250,510	10,905
Micron Technology, Inc.(10)	389,325	21,522
NVIDIA Corp.	174,915	26,515
		102,506

Software—4.1%
Adobe, Inc. (8)	17,235	6,309
Atlassian Corp. plc Class A(8)(10)	64,700	12,125
	Shares	Value

Software—continued
Crowdstrike Holdings, Inc. Class A(8)(10)	123,360	$ 20,794
Intuit, Inc.(10)	64,420	24,830
Microsoft Corp.(10)	472,065	121,240
Salesforce, Inc.(8)	55,705	9,194
ServiceNow, Inc.(8)(10)	59,060	28,084
		222,576

Specialty Retail—0.8%
Home Depot, Inc. (The)(10)	122,255	33,531
TJX Cos., Inc. (The)(10)	222,615	12,433
		45,964

Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	811,140	110,899
Textiles, Apparel & Luxury Goods—0.3%
NIKE, Inc. Class B(10)	175,520	17,938
Quiksilver, Inc.(2)	2	— (11)
		17,938

Total Common Stocks (Identified Cost $2,100,411)		1,699,793

Warrants—0.0%
Banks—0.0%
CCF Holdings LLC(2)(8)	2,911,361	320
Media—0.0%
Affinion Group Holdings(2)(8)(9)	7,203	—
Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd.(8)	2,910	93
Total Warrants (Identified Cost $1,422)		413

	Par Value
Convertible Bonds and Notes—24.9%
Airlines—0.5%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 4,100	4,308
Southwest Airlines Co. 1.250%, 5/1/25	20,275	23,874
		28,182

See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Par Value	Value

Auto Manufacturers—0.7%
Ford Motor Co. 0.000%, 3/15/26	$ 16,150	$ 14,729
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	17,880	10,483
NIO, Inc. 0.000%, 2/1/26	17,700	14,859
		40,071

Banks—0.6%
BofA Finance LLC
0.125%, 9/1/22	2,470	2,459
0.600%, 5/25/27	26,755	27,140
		29,599

Biotechnology—0.9%
BioMarin Pharmaceutical, Inc.
0.599%, 8/1/24	5,990	5,930
1.250%, 5/15/27	11,445	11,374
Bridgebio Pharma, Inc. 2.250%, 2/1/29	12,175	4,976
Guardant Health, Inc. 0.000%, 11/15/27	10,085	6,228
Halozyme Therapeutics, Inc. 0.250%, 3/1/27	13,920	12,280
Insmed, Inc. 0.750%, 6/1/28	4,225	3,515
Livongo Health, Inc. 0.875%, 6/1/25	6,900	5,803
		50,106

Commercial Services—1.5%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(1)	24,175	13,532
Block, Inc.
0.125%, 3/1/25	5,765	5,405
0.000%, 5/1/26	32,765	25,917
0.250%, 11/1/27	2,860	2,097
Chegg, Inc. 0.125%, 3/15/25	9,600	8,117
Euronet Worldwide, Inc. 0.750%, 3/15/49	9,610	9,718
Shift4 Payments, Inc.
0.000%, 12/15/25	7,510	6,019
144A 0.500%, 8/1/27(1)	17,240	12,025
		82,830

Computers—0.7%
Lumentum Holdings, Inc.
0.500%, 12/15/26	17,475	17,901
144A 0.500%, 6/15/28(1)	13,500	11,570
	Par Value	Value

Computers—continued
Zscaler, Inc. 0.125%, 7/1/25	$ 8,875	$ 10,743
		40,214

Cosmetics & Personal Care—0.2%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	12,475	10,017
Diversified Financial Services—1.1%
Coinbase Global, Inc. 0.500%, 6/1/26	19,960	11,167
JPMorgan Chase Financial Co. LLC 0.500%, 6/15/27	24,000	25,200
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	21,245	13,873
Upstart Holdings, Inc. 144A 0.250%, 8/15/26(1)	12,330	6,892
		57,132

Electronics—0.1%
II-VI, Inc. 0.250%, 9/1/22	6,940	7,700
Energy-Alternate Sources—0.6%
Enphase Energy, Inc.
0.000%, 3/1/26	16,000	15,856
0.000%, 3/1/28	11,325	11,240
SolarEdge Technologies, Inc. 0.000%, 9/15/25	6,320	7,597
		34,693

Entertainment—0.5%
DraftKings Holdings, Inc. 0.000%, 3/15/28	17,940	10,997
Live Nation Entertainment, Inc. 2.000%, 2/15/25	6,460	6,719
Vail Resorts, Inc. 0.000%, 1/1/26	10,560	9,187
		26,903

Equity Real Estate Investment Trusts (REITs)—0.2%
Pebblebrook Hotel Trust 1.750%, 12/15/26	12,180	10,846
Healthcare-Products—0.7%
Exact Sciences Corp.
0.375%, 3/15/27	790	576
0.375%, 3/1/28	10,020	6,884
Insulet Corp. 0.375%, 9/1/26	11,755	13,401
Novocure Ltd. 0.000%, 11/1/25	8,460	7,237
	Par Value	Value

Healthcare-Products—continued
Omnicell, Inc. 0.250%, 9/15/25	$ 7,965	$ 10,135
		38,233

Healthcare-Services—0.7%
Elevance Health, Inc. 2.750%, 10/15/42	2,615	17,940
Oak Street Health, Inc. 0.000%, 3/15/26	16,345	11,540
Teladoc Health, Inc. 1.250%, 6/1/27	11,000	8,057
		37,537

Internet—5.4%
Airbnb, Inc. 0.000%, 3/15/26	28,980	24,082
Booking Holdings, Inc. 0.750%, 5/1/25	15,945	19,115
Etsy, Inc.
0.125%, 9/1/27	4,955	3,833
0.250%, 6/15/28	30,600	22,415
Expedia Group, Inc. 0.000%, 2/15/26	23,335	21,060
Mandiant, Inc. 0.875%, 6/1/24	10,720	11,674
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)	10,295	10,702
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)	6,400	6,922
Okta, Inc.
0.125%, 9/1/25	12,545	10,989
0.375%, 6/15/26	3,405	2,833
Opendoor Technologies, Inc. 144A 0.250%, 8/15/26(1)	7,375	4,186
Palo Alto Networks, Inc. 0.375%, 6/1/25	14,780	25,333
Sea Ltd. 0.250%, 9/15/26	24,825	18,122
Shopify, Inc. 0.125%, 11/1/25	13,000	10,823
Snap, Inc.
0.000%, 5/1/27	7,755	5,370
144A 0.125%, 3/1/28(1)	36,940	25,692
Spotify USA, Inc. 0.000%, 3/15/26	18,440	14,549
Uber Technologies, Inc. 0.000%, 12/15/25	29,140	23,245
Wayfair, Inc. 0.625%, 10/1/25	18,685	12,341
Wix.com Ltd. 0.000%, 8/15/25	12,510	10,133
Zillow Group, Inc.
2.750%, 5/15/25	8,590	8,092
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Par Value	Value

Internet—continued
1.375%, 9/1/26	$ 5,500	$ 5,495
		297,006

Leisure Time—0.6%
NCL Corp., Ltd. 144A 1.125%, 2/15/27(1)	26,520	17,172
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	8,465	8,084
2.875%, 11/15/23	9,510	8,600
		33,856

Machinery-Diversified—0.2%
Middleby Corp. (The) 1.000%, 9/1/25	8,915	10,069
Media—1.4%
DISH Network Corp.
2.375%, 3/15/24	9,000	7,920
0.000%, 12/15/25	14,730	10,312
3.375%, 8/15/26	7,890	5,330
Liberty Broadband Corp.
144A 1.250%, 9/30/50(1)	1,885	1,761
144A 2.750%, 9/30/50(1)	12,545	11,933
Liberty Media Corp.
1.375%, 10/15/23	14,325	16,767
144A 0.500%, 12/1/50(1)	19,030	21,294
		75,317

Mining—0.2%
MP Materials Corp. 144A 0.250%, 4/1/26(1)	12,085	11,685
Oil, Gas & Consumable Fuels—0.5%
Pioneer Natural Resources Co. 0.250%, 5/15/25	13,535	29,263
Pharmaceuticals—1.2%
Clovis Oncology, Inc. 1.250%, 5/1/25	4,440	3,108
Dexcom, Inc. 0.250%, 11/15/25	33,400	30,561
Jazz Investments I Ltd. 2.000%, 6/15/26	25,110	29,441
		63,110

Retail—0.2%
Burlington Stores, Inc. 2.250%, 4/15/25	8,845	8,718
	Par Value	Value

Semiconductors—0.8%
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	$ 5,025	$ 4,372
Microchip Technology, Inc. 0.125%, 11/15/24	29,134	28,988
Wolfspeed, Inc.
1.750%, 5/1/26	3,090	4,720
144A 0.250%, 2/15/28(1)	6,725	5,582
		43,662

Software—5.4%
Akamai Technologies, Inc.
0.125%, 5/1/25	12,050	13,189
0.375%, 9/1/27	7,975	7,923
Alteryx, Inc. 0.500%, 8/1/24	12,690	11,135
Avalara, Inc. 144A 0.250%, 8/1/26(1)	18,305	14,195
Bentley Systems, Inc.
0.125%, 1/15/26	775	668
144A 0.375%, 7/1/27(1)	19,350	14,996
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(1)	28,120	21,596
Blackline, Inc. 0.000%, 3/15/26	7,290	5,774
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	26,580	20,517
Confluent, Inc. 144A 0.000%, 1/15/27(1)	16,890	12,277
Coupa Software, Inc.
0.125%, 6/15/25	18,500	15,272
0.375%, 6/15/26	16,045	12,034
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(1)	25,880	19,330
DocuSign, Inc. 0.000%, 1/15/24	11,080	10,205
Five9, Inc. 0.500%, 6/1/25	11,745	11,457
MicroStrategy, Inc. 0.000%, 2/15/27	12,620	5,458
MongoDB, Inc. 0.250%, 1/15/26	3,990	5,580
Nutanix, Inc. 144A 0.250%, 10/1/27(1)	10,030	6,934
RingCentral, Inc.
0.000%, 3/1/25	19,170	15,671
0.000%, 3/15/26	5,270	3,958
Splunk, Inc.
1.125%, 9/15/25	25,000	23,437
	Par Value	Value

Software—continued
1.125%, 6/15/27	$ 6,025	$ 4,971
Tyler Technologies, Inc. 0.250%, 3/15/26	9,315	8,733
Unity Software, Inc. 144A 0.000%, 11/15/26(1)	28,435	20,900
Workday, Inc. 0.250%, 10/1/22	9,015	9,425
		295,635

Total Convertible Bonds and Notes (Identified Cost $1,677,146)		1,362,384

Total Long-Term Investments—96.2% (Identified Cost $6,383,755)		5,267,152

	Shares
Short-Term Investment—3.3%
Money Market Mutual Fund—3.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(12)	178,209,121	178,209
Total Short-Term Investment (Identified Cost $178,209)		178,209

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.5% (Identified Cost $6,561,964)		5,445,361

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $1,191)	(1,198)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—99.5% (Identified Cost $6,560,773)	$5,444,163
Other assets and liabilities, net—0.5%	28,862
NET ASSETS—100.0%	$5,473,025
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, these securities amounted to a value of $1,700,940 or 31.1% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(4)	This loan will settle after June 30, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(5)	Variable rate security. Rate disclosed is as of June 30, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	During the reporting period, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc. As of the reporting period end, this is no longer the case.
(7)	Affiliated company. See Note 4G in Notes to Financial Statements.
(8)	Non-income producing.
(9)	All or a portion of the security is restricted.
(10)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $366,205.
(11)	Amount is less than $500.
(12)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
United Kingdom	2
Bermuda	1
Canada	1
Curaçao	1
Liberia	1
Cayman Islands	1
Total	100%
† % of total investments, net of written options, as of June 30, 2022.
Open written options contracts as of June 30, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Abbott Laboratories	(725)	$ (9,425)	$ 130.00	07/15/22	$ (1)
AbbVie, Inc.	(1,410)	(21,855)	155.00	07/15/22	(261)
Accenture plc	(455)	(14,332)	315.00	07/15/22	(8)
Alphabet, Inc.	(292)	(81,760)	2,800.00	07/15/22	(19)
Amazon.com, Inc.	(925)	(14,569)	157.50	08/19/22	(13)
American Tower Corp.	(565)	(15,820)	280.00	07/15/22	(23)
Aon plc	(230)	(6,670)	290.00	07/15/22	(11)
Atlassian Corp. plc	(133)	(3,724)	280.00	08/19/22	(15)
Booking Holdings, Inc.	(85)	(21,250)	2,500.00	08/19/22	(36)
Charles Schwab Corp. (The)	(1,720)	(14,190)	82.50	07/15/22	—
CME U.S.	(345)	(8,280)	240.00	08/19/22	(13)
ConocoPhillips	(1,780)	(24,030)	135.00	07/15/22	(2)
Crowdstrike Holdings, Inc.	(485)	(11,640)	240.00	07/15/22	(2)
Devon Energy Corp.	(2,150)	(16,125)	75.00	07/15/22	(6)
Eli Lilly & Co.	(555)	(18,870)	340.00	07/15/22	(189)
Enphase Energy, Inc.	(355)	(9,230)	260.00	07/15/22	(13)
Home Depot, Inc. (The)	(135)	(4,590)	340.00	07/15/22	(—) (3)
Intuit, Inc.	(200)	(10,000)	500.00	07/15/22	(1)
JPMorgan Chase & Co.	(970)	(14,550)	150.00	07/15/22	(1)
Mastercard, Inc.	(685)	(26,373)	385.00	08/19/22	(67)
Micron Technology, Inc.	(550)	(4,400)	80.00	08/19/22	(6)
Microsoft Corp.	(1,015)	(31,465)	310.00	08/19/22	(56)
NIKE, Inc.	(175)	(2,450)	140.00	07/15/22	(—) (3)
S&P Global, Inc.	(110)	(4,070)	370.00	07/15/22	(5)
ServiceNow, Inc.	(100)	(5,600)	560.00	07/15/22	(8)
Sherwin-Williams Co. (The)	(135)	(4,185)	310.00	07/15/22	—
TJX Cos., Inc. (The)	(665)	(4,821)	72.50	07/15/22	(1)
Union Pacific Corp.	(140)	(3,500)	250.00	07/15/22	(—) (3)
UnitedHealth Group, Inc.	(550)	(29,700)	540.00	07/15/22	(192)
Visa, Inc.	(1,020)	(24,480)	240.00	07/15/22	(1)
					(950)
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
Open written options contracts as of June 30, 2022 were as follows (continued):
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Options(2)
Mastercard, Inc.	(275)	$ (8,388)	$ 305.00	07/15/22	$ (170)
Visa, Inc.	(440)	(8,140)	185.00	07/15/22	(78)
					(248)
Total Written Options					$(1,198)

Footnote Legend:
(1) Strike price not reported in thousands.
(2) Exchange-traded options.
(3) Amount is less than $500.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$1,827,891	$ —	$1,825,729	$ 2,162(1)
Leveraged Loans	13,976	—	13,976	—
Convertible Bonds and Notes	1,362,384	—	1,362,384	—
Equity Securities:
Common Stocks	1,699,793	1,696,142	—	3,651 (1)
Convertible Preferred Stocks	357,077	320,789	36,288	—
Warrants	413	93	—	320 (1)
Preferred Stocks	5,618	—	—	5,618 (1)
Money Market Mutual Fund	178,209	178,209	—	—
Total Investments, Before Written Options	5,445,361	2,195,233	3,238,377	11,751
Liabilities:
Other Financial Instruments:
Written Options	(1,198)	(1,173)	(25)	—
Total Investments, Net of Written Options	$5,444,163	$2,194,060	$3,238,352	$11,751

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $754 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Securities held by the Fund with an end of period value of $47 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Leveraged Loans	Common Stocks	Warrants	Preferred Stocks
Investments in Securities
Balance as of June 30, 2021:	$ 45,580	$ 5,046(a)	$ 11,673	$ 8,943(a)	$ 1,536(a)	$ 18,382(a)
Accrued discount/(premium)	— (b)	— (b)	—	—	—	—
Net realized gain (loss)	(40,746)	(21,994)	—	(19,162)	65	345
Net change in unrealized appreciation (depreciation)(c)	32,815	20,714	—	13,992	(1,180)	(711)
Sales (d)	(25,191)	(897)	(11,673)	(122)	(101)	(12,398)
Transfers into Level 3(e)	47	47	—	—	—	—
Transfers from Level 3(e)	(754)	(754)	—	—	—	—
Balance as of June 30, 2022	$ 11,751	$ 2,162(a)	$ —	$ 3,651(a)	$ 320{a}	$ 5,618(a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) Amount is less than $500.
(c) The net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022, was $(8,664).
(d) Includes paydowns on securities.
(e) “Transfers into and/or from” represent the ending value as of June 30, 2022, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2022:
Investments in Securities – Assets	Ending Balance at June 30, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stocks:
LiveStyle, Inc. Series B	$5,618	Market and Company Comparables	EV Multiples	1.37x (0.24x - 2.80x)
			Illiquidity Discount	-75% - 30%

Common Stocks:
CCF Holdings LLC	$2,077	Market and Company Comparables	EV Multiples	1.05x (0.60x - 1.49x)
				0.60x (0.37x - 0.82x)
			Illiquidity Discount	20%
CCF Holdings LLC, Class M	$ 493	Market and Company Comparables	EV Multiples	1.05x (0.60x - 1.49x)
				0.60x (0.37x - 0.82x)
			Illiquidity Discount	20%

CENVEO Corp.	$ 273	Market and Company Comparables	EV Multiples	0.53x (0.28x - 0.86x)
				4.20x (3.42x - 6.03x)
				0.53x (0.46x - 0.68x)
			Illiquidity Discount	20%

Erickson, Inc.	$ 217	Market and Company Comparables	EV Multiples	1.10x (0.64x - 2.41x)
				10.56x (8.45x - 11.95x)
				0.84x (0.45x - 1.45x)
			M&A Transaction Multiples	0.96x (0.41x - 1.96x)
			Illiquidity Discount	20%

LiveStyle, Inc	$ —(1)	Market and Company Comparables	EV Multiples	1.37x (0.24x - 2.80x)
			Illiquidity Discount	-75% - 30%

See Notes to Financial Statements

INCOME & GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
Investments in Securities – Assets	Ending Balance at June 30, 2022	Valuation Technique Used	Unobservable Inputs	Input Values

Postmedia Network Canada Corp.	$ 591	Market and Company Comparables	EV Multiples	0.98x (0.37x - 2.06x)
				6.08x (2.50x - 13.15x)
			Illiquidity Discount	10%

Quiksilver, Inc.	$ —(1)	Market and Company Comparables	EV Multiples	0.65x (0.34x - 1.05x)
				0.82x (0.41x - 1.49x)
			Illiquidity Discount	20%

Warrants:
CCF Holdings LLC	$ 320	Market and Company Comparables	EV Multiples	1.05x (0.60x - 1.49x)
				0.60x (0.37x - 0.82x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	51.03%

(1) Amount is less than $500.
See Notes to Financial Statements

MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.4%
Aerospace & Defense—2.5%
Hexcel Corp.	137,985	$ 7,218
Biotechnology—2.1%
Horizon Therapeutics plc(1)	74,420	5,936
Commercial Services & Supplies—2.9%
Waste Management, Inc.	54,724	8,372
Construction & Engineering—3.0%
Quanta Services, Inc.	67,749	8,492
Distributors—1.8%
Pool Corp.	14,961	5,255
Electrical Equipment—2.9%
AMETEK, Inc.	40,477	4,448
Generac Holdings, Inc.(1)	18,585	3,914
		8,362

Electronic Equipment, Instruments & Components—4.5%
Keysight Technologies, Inc.(1)	52,514	7,239
TE Connectivity Ltd.	50,708	5,738
		12,977

Equity Real Estate Investment—4.1%
Public Storage	19,145	5,986
Terreno Realty Corp.	103,150	5,749
		11,735

Healthcare Equipment & Supplies—8.0%
Boston Scientific Corp.(1)	81,205	3,026
Cooper Cos., Inc. (The)	16,065	5,030
Dexcom, Inc.(1)	92,972	6,929
Envista Holdings Corp.(1)	55,960	2,157
IDEXX Laboratories, Inc.(1)	16,268	5,706
		22,848

Healthcare Providers & Services—6.0%
AmerisourceBergen Corp.	62,745	8,877
Centene Corp.(1)	43,130	3,649
Tenet Healthcare Corp.(1)	86,865	4,566
		17,092

Hotels, Restaurants & Leisure—2.6%
Expedia Group, Inc.(1)	53,917	5,113
Wingstop, Inc.	33,315	2,491
		7,604

Household Durables—1.0%
DR Horton, Inc.	43,686	2,891
Insurance—2.6%
Gallagher (Arthur J.) & Co.	45,573	7,430
	Shares	Value

Interactive Media & Services—1.1%
ZoomInfo Technologies, Inc. Class A(1)	98,572	$ 3,276
IT Services—2.3%
EPAM Systems, Inc.(1)	22,656	6,678
Life Sciences Tools & Services—2.6%
Avantor, Inc.(1)	237,704	7,392
Machinery—2.5%
Westinghouse Air Brake Technologies Corp.	86,137	7,070
Oil, Gas & Consumable Fuels—2.5%
Diamondback Energy, Inc.	24,179	2,929
Valero Energy Corp.	39,124	4,158
		7,087

Pharmaceuticals—1.5%
Catalent, Inc.(1)	39,321	4,219
Professional Services—2.1%
Leidos Holdings, Inc.	59,345	5,977
Semiconductors & Semiconductor Equipment—11.2%
Analog Devices, Inc.	32,413	4,735
Enphase Energy, Inc.(1)	45,909	8,963
Entegris, Inc.	50,113	4,617
Lam Research Corp.	10,418	4,440
Marvell Technology, Inc.	66,018	2,874
Monolithic Power Systems, Inc.	16,374	6,288
		31,917

Software—15.4%
Atlassian Corp. plc Class A(1)	22,242	4,168
Datadog, Inc. Class A(1)	72,656	6,920
HubSpot, Inc.(1)	16,687	5,017
Palo Alto Networks, Inc.(1)	17,780	8,782
Paycom Software, Inc.(1)	15,004	4,203
Trade Desk, Inc. (The) Class A(1)	110,837	4,643
Varonis Systems, Inc.(1)	141,033	4,135
Zscaler, Inc.(1)	40,824	6,104
		43,972

Specialty Retail—6.2%
Five Below, Inc.(1)	30,129	3,417
O’Reilly Automotive, Inc.(1)	10,750	6,791
Tractor Supply Co.	38,595	7,482
		17,690

Technology Hardware, Storage & Peripherals—2.0%
Seagate Technology Holdings plc	78,550	5,612
	Shares	Value

Textiles, Apparel & Luxury Goods—2.0%
Lululemon Athletica, Inc.(1)	11,639	$ 3,173
On Holding AG Class A(1)	137,760	2,437
		5,610

Trading Companies & Distributors—3.0%
Ferguson plc	47,140	5,219
United Rentals, Inc.(1)	13,951	3,389
		8,608

Total Common Stocks (Identified Cost $286,191)		281,320

Total Long-Term Investments—98.4% (Identified Cost $286,191)		281,320

Short-Term Investment—1.6%
Money Market Mutual Fund—1.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	4,639,984	4,640
Total Short-Term Investment (Identified Cost $4,640)		4,640

TOTAL INVESTMENTS—100.0% (Identified Cost $290,831)		$285,960
Other assets and liabilities, net—(0.0)%		(99)
NET ASSETS—100.0%		$285,861

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	89%
Ireland	4
Switzerland	3
Jersey	2
United Kingdom	1
Canada	1
Total	100%
† % of total investments as of June 30, 2022.
See Notes to Financial Statements

MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$281,320	$281,320
Money Market Mutual Fund	4,640	4,640
Total Investments	$285,960	$285,960
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Financial Statements

NFJ DIVIDEND VALUE FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.9%
Communication Services—5.9%
Comcast Corp. Class A	315,209	$ 12,369
Electronic Arts, Inc.	61,386	7,467
Verizon Communications, Inc.	459,409	23,315
		43,151

Consumer Discretionary—8.6%
Best Buy Co., Inc.	82,075	5,350
DR Horton, Inc.	113,071	7,484
Home Depot, Inc. (The)	79,913	21,918
McDonald’s Corp.	31,124	7,684
MDC Holdings, Inc.	208,000	6,721
Starbucks Corp.	107,842	8,238
Wendy’s Co. (The)	294,250	5,555
		62,950

Consumer Staples—0.8%
Walmart, Inc.	49,491	6,017
Energy—2.8%
EOG Resources, Inc.	43,400	4,793
ONEOK, Inc.	154,141	8,555
Phillips 66	82,047	6,727
		20,075

Financials—21.8%
Allstate Corp. (The)	68,074	8,627
Bank of America Corp.	171,132	5,327
BlackRock, Inc. Class A	22,881	13,936
Blackstone Mortgage Trust, Inc. Class A	287,542	7,956
Blackstone, Inc.	62,375	5,691
Citigroup, Inc.	541,014	24,881
Fidelity National Financial, Inc.	200,565	7,413
Intercontinental Exchange, Inc.	76,808	7,223
JPMorgan Chase & Co.	253,874	28,589
Kinsale Capital Group, Inc.	65,012	14,929
Morgan Stanley	171,829	13,069
MSCI, Inc. Class A	13,955	5,752
S&P Global, Inc.	22,228	7,492
Truist Financial Corp.	164,580	7,806
		158,691

	Shares	Value

Health Care—12.7%
Abbott Laboratories	122,402	$ 13,299
Baxter International, Inc.	107,836	6,926
Chemed Corp.	10,483	4,921
Johnson & Johnson	82,444	14,635
Merck & Co., Inc.	339,198	30,925
Thermo Fisher Scientific, Inc.	26,037	14,145
UnitedHealth Group, Inc.	15,231	7,823
		92,674

Industrials—12.7%
Cintas Corp.	14,386	5,374
Cummins, Inc.	39,115	7,570
FedEx Corp.	77,191	17,500
Honeywell International, Inc.	34,236	5,951
Leidos Holdings, Inc.	72,375	7,289
Lennox International, Inc.	34,854	7,200
Lockheed Martin Corp.	24,090	10,358
Norfolk Southern Corp.	74,611	16,958
Stanley Black & Decker, Inc.	60,567	6,351
TransUnion	96,264	7,700
		92,251

Information Technology—14.7%
Apple, Inc.	48,869	6,681
Broadcom, Inc.	13,118	6,373
Cisco Systems, Inc.	271,646	11,583
Global Payments, Inc.	93,053	10,295
Lam Research Corp.	17,041	7,262
Mastercard, Inc. Class A	33,996	10,725
Microsoft Corp.	75,812	19,471
QUALCOMM, Inc.	55,445	7,083
Texas Instruments, Inc.	182,569	28,052
		107,525

Materials—6.0%
Air Products & Chemicals, Inc.	54,224	13,040
Celanese Corp.	135,514	15,938
LyondellBasell Industries N.V. Class A	80,527	7,043
Royal Gold, Inc.	74,140	7,916
		43,937

	Shares	Value

Real Estate—9.7%
Alexandria Real Estate Equities, Inc.	157,551	$ 22,849
American Tower Corp.	56,973	14,562
Crown Castle International Corp.	90,194	15,187
Medical Properties Trust, Inc.	654,412	9,993
Sun Communities, Inc.	51,649	8,231
		70,822

Utilities—3.2%
NextEra Energy, Inc.	299,397	23,191
Total Common Stocks (Identified Cost $672,087)		721,284

Total Long-Term Investments—98.9% (Identified Cost $672,087)		721,284

Short-Term Investment—1.0%
Money Market Mutual Fund—1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(1)	7,473,254	7,473
Total Short-Term Investment (Identified Cost $7,473)		7,473

TOTAL INVESTMENTS—99.9% (Identified Cost $679,560)		$728,757
Other assets and liabilities, net—0.1%		400
NET ASSETS—100.0%		$729,157

Abbreviations:
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

NFJ DIVIDEND VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$721,284	$721,284
Money Market Mutual Fund	7,473	7,473
Total Investments	$728,757	$728,757
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Financial Statements

NFJ INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Preferred Stock—3.6%
South Korea—3.6%
Samsung Electronics Co., Ltd., 1.930%	101,621	$ 4,070
Total Preferred Stock (Identified Cost $6,484)		4,070

Common Stocks—93.9%
Australia—0.4%
JB Hi-Fi Ltd.	16,242	431
Austria—1.0%
Erste Group Bank AG Sponsored ADR	85,611	1,094
Brazil—2.0%
B3 S.A. - Brasil Bolsa Balcao	1,070,600	2,252
Canada—2.8%
Cogeco Communications, Inc.	11,568	782
Manulife Financial Corp.	120,791	2,095
National Bank of Canada	4,264	280
		3,157

China—22.5%
Alibaba Group Holding Ltd.(1)	361,400	5,154
China Lesso Group Holdings Ltd.	1,453,000	2,192
China Merchants Bank Co., Ltd. Class A	829,500	5,229
ENN Energy Holdings Ltd.	124,500	2,045
Longfor Group Holdings Ltd.	563,500	2,661
Luxshare Precision Industry Co., Ltd. Class A	624,175	3,151
NetEase, Inc.	28,600	525
Ping An Bank Co., Ltd. Class A(1)	555,555	1,243
Ping An Insurance Group Co. of China Ltd. Class A	249,800	1,742
Tencent Holdings Ltd.	30,600	1,382
		25,324

Denmark—1.0%
DSV A/S	7,850	1,096
Finland—2.6%
Kesko Oyj Class B	80,290	1,894
Valmet Oyj	44,150	1,083
		2,977

France—10.5%
BioMerieux	21,489	2,099
BNP Paribas S.A.	35,742	1,699
Kering S.A.	2,346	1,205
L’Oreal S.A.	2,697	931
Sanofi	11,526	1,164
	Shares	Value

France—continued
Schneider Electric SE	6,784	$ 802
TotalEnergies SE	74,401	3,927
		11,827

Germany—5.9%
Deutsche Post AG Registered Shares	61,915	2,319
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered Shares	4,893	1,150
Vonovia SE	104,529	3,220
		6,689

Hong Kong—3.6%
AIA Group Ltd.	109,000	1,181
Hong Kong Exchanges & Clearing Ltd.	11,500	566
Techtronic Industries Co., Ltd.	217,500	2,269
		4,016

India—1.1%
HDFC Bank Ltd. ADR	22,183	1,219
Ireland—1.4%
CRH plc Sponsored ADR	44,385	1,546
Italy—1.4%
Enel SpA	283,584	1,551
Japan—3.7%
ITOCHU Corp.	39,200	1,060
Sony Group Corp.	24,700	2,020
Toyota Motor Corp.	67,400	1,043
		4,123

Netherlands—4.1%
ASML Holding N.V.	8,616	4,116
Wolters Kluwer N.V.	5,753	558
		4,674

Saudi Arabia—1.0%
Saudi Arabian Oil Co.	111,922	1,158
Singapore—2.9%
DBS Group Holdings Ltd.	48,800	1,042
Mapletree Industrial Trust	1,191,400	2,230
		3,272

South Africa—1.5%
Naspers Ltd. Class N	11,739	1,709
South Korea—3.1%
POSCO Holdings, Inc.	10,791	1,916
Samsung Electronics Co., Ltd.	35,155	1,543
		3,459

	Shares	Value

Spain—1.9%
Iberdrola S.A.	202,236	$ 2,097
Switzerland—2.0%
Nestle S.A. Registered Shares	4,733	552
Roche Holding AG	1,600	534
Zurich Insurance Group AG	2,616	1,138
		2,224

Taiwan—4.7%
Micro-Star International Co., Ltd.	275,000	1,050
Taiwan Semiconductor Manufacturing Co., Ltd.	268,000	4,290
		5,340

United Kingdom—6.7%
3i Group plc	36,678	495
Barratt Developments plc	396,503	2,208
London Stock Exchange Group plc	11,796	1,096
Rio Tinto plc	62,066	3,714
		7,513

United States—6.1%
American Tower Corp.	4,305	1,100
Broadcom, Inc.	4,100	1,992
Global Payments, Inc.	15,012	1,661
Lam Research Corp.	4,898	2,087
		6,840

Total Common Stocks (Identified Cost $118,210)		105,588

Total Long-Term Investments—97.5% (Identified Cost $124,694)		109,658

Short-Term Investment—2.2%
Money Market Mutual Fund—2.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	2,517,729	2,518
Total Short-Term Investment (Identified Cost $2,518)		2,518

TOTAL INVESTMENTS—99.7% (Identified Cost $127,212)		$112,176
Other assets and liabilities, net—0.3%		294
NET ASSETS—100.0%		$112,470

Abbreviation:
ADR	American Depositary Receipt

For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

NFJ INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
China	23%
France	10
United States	8
South Korea	7
United Kingdom	7
Germany	6
Taiwan	5
Other	34
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$105,588	$105,588
Preferred Stock	4,070	4,070
Money Market Mutual Fund	2,518	2,518
Total Investments	$112,176	$112,176
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Financial Statements

NFJ LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.1%
Communication Services—8.0%
Alphabet, Inc. Class A(1)	1,789	$ 3,899
Cable One, Inc.	3,248	4,188
Comcast Corp. Class A	147,057	5,770
Take-Two Interactive Software, Inc.(1)	25,011	3,064
Verizon Communications, Inc.	96,268	4,886
Walt Disney Co. (The)(1)	14,659	1,384
		23,191

Consumer Discretionary—7.1%
Best Buy Co., Inc.	45,301	2,953
Domino’s Pizza, Inc.	3,079	1,200
DR Horton, Inc.	18,142	1,201
Home Depot, Inc. (The)	20,230	5,549
Pool Corp.	9,612	3,376
Target Corp.	7,675	1,084
TopBuild Corp.(1)	14,354	2,399
Wendy’s Co. (The)	157,779	2,979
		20,741

Consumer Staples—1.0%
Walmart, Inc.	24,665	2,999
Energy—3.2%
Hess Corp.	25,217	2,671
ONEOK, Inc.	33,583	1,864
Phillips 66	25,944	2,127
Valero Energy Corp.	23,671	2,516
		9,178

Financials—20.5%
Allstate Corp. (The)	20,649	2,617
Bank of America Corp.	102,120	3,179
BlackRock, Inc. Class A	4,614	2,810
Broadridge Financial Solutions, Inc.	8,840	1,260
Citigroup, Inc.	198,561	9,132
Fidelity National Financial, Inc.	34,877	1,289
First American Financial Corp.	25,578	1,354
Goldman Sachs Group, Inc. (The)	9,715	2,886
Intercontinental Exchange, Inc.	30,390	2,858
JPMorgan Chase & Co.	100,202	11,284
Morgan Stanley	53,306	4,054
PNC Financial Services Group, Inc. (The)	8,929	1,409
Primerica, Inc.	25,485	3,050
Regions Financial Corp.	72,861	1,366
S&P Global, Inc.	7,605	2,563
T. Rowe Price Group, Inc.	24,029	2,730
Truist Financial Corp.	91,765	4,352
Willis Towers Watson plc	7,466	1,474
		59,667

	Shares	Value

Health Care—14.2%
Abbott Laboratories	22,718	$ 2,468
Amgen, Inc.	7,961	1,937
Baxter International, Inc.	41,547	2,669
Bristol-Myers Squibb Co.	28,771	2,215
Chemed Corp.	3,097	1,454
Danaher Corp.	11,428	2,897
Humana, Inc.	10,325	4,833
Johnson & Johnson	9,286	1,648
Merck & Co., Inc.	113,542	10,352
STERIS plc	13,130	2,707
Thermo Fisher Scientific, Inc.	11,569	6,285
Veeva Systems, Inc. Class A(1)	8,977	1,778
		41,243

Industrials—14.2%
Carrier Global Corp.	35,482	1,265
Cintas Corp.	4,428	1,654
Copart, Inc.(1)	12,231	1,329
CSX Corp.	100,262	2,914
Cummins, Inc.	23,267	4,503
EMCOR Group, Inc.	32,341	3,330
Expeditors International of Washington, Inc.	13,095	1,276
Fair Isaac Corp.(1)	3,114	1,248
FedEx Corp.	22,032	4,995
Honeywell International, Inc.	14,184	2,465
Leidos Holdings, Inc.	25,977	2,616
Lockheed Martin Corp.	6,086	2,617
Mercury Systems, Inc.(1)	32,412	2,085
Norfolk Southern Corp.	8,520	1,936
Stanley Black & Decker, Inc.	27,823	2,918
Toro Co. (The)	16,507	1,251
TransUnion	35,518	2,841
		41,243

Information Technology—17.2%
Adobe, Inc. (1)	7,210	2,639
Apple, Inc.	31,947	4,368
Cisco Systems, Inc.	58,654	2,501
Fiserv, Inc.(1)	9,755	868
Global Payments, Inc.	11,408	1,262
Intel Corp.	61,708	2,309
KLA Corp.	5,088	1,623
Lam Research Corp.	13,818	5,889
Microsoft Corp.	27,743	7,125
QUALCOMM, Inc.	21,509	2,748
Roper Technologies, Inc.	11,279	4,451
Salesforce, Inc.(1)	35,998	5,941
Teledyne Technologies, Inc.(1)	7,785	2,920
Texas Instruments, Inc.	27,348	4,202
Visa, Inc. Class A	5,944	1,170
		50,016

Materials—4.9%
Avery Dennison Corp.	7,880	1,276
Ball Corp.	32,300	2,221
Celanese Corp.	45,745	5,380
	Shares	Value

Materials—continued
LyondellBasell Industries N.V. Class A	29,660	$ 2,594
Royal Gold, Inc.	27,292	2,914
		14,385

Real Estate—4.8%
Alexandria Real Estate Equities, Inc.	52,355	7,593
Crown Castle International Corp.	19,687	3,315
Medical Properties Trust, Inc.	197,162	3,011
		13,919

Utilities—3.0%
NextEra Energy, Inc.	84,963	6,581
ONE Gas, Inc.	25,980	2,109
		8,690

Total Common Stocks (Identified Cost $274,863)		285,272

Total Long-Term Investments—98.1% (Identified Cost $274,863)		285,272

Short-Term Investment—1.8%
Money Market Mutual Fund—1.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	5,261,824	5,262
Total Short-Term Investment (Identified Cost $5,262)		5,262

TOTAL INVESTMENTS—99.9% (Identified Cost $280,125)		$290,534
Other assets and liabilities, net—0.1%		420
NET ASSETS—100.0%		$290,954

Abbreviation:
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

NFJ LARGE-CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$285,272	$285,272
Money Market Mutual Fund	5,262	5,262
Total Investments	$290,534	$290,534
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Financial Statements

NFJ MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—98.9%
Communication Services—2.4%
Cogent Communications Holdings, Inc.	185,121	$ 11,248
Electronic Arts, Inc.	92,115	11,206
Paramount Global Class B	189,445	4,675
		27,129

Consumer Discretionary—14.4%
Best Buy Co., Inc.	155,692	10,150
Deckers Outdoor Corp.(1)	48,933	12,495
Domino’s Pizza, Inc.	30,723	11,973
DR Horton, Inc.	196,692	13,019
Fox Factory Holding Corp.(1)	157,873	12,715
Garmin Ltd.	112,421	11,045
Lowe’s Cos., Inc.	58,578	10,232
MDC Holdings, Inc.	410,428	13,261
Naspers Ltd. Sponsored ADR	583,876	17,026
Pool Corp.	19,391	6,811
PulteGroup, Inc.	303,867	12,042
TopBuild Corp.(1)	56,612	9,463
Whirlpool Corp.	64,121	9,931
Winnebago Industries, Inc.	251,794	12,227
		162,390

Consumer Staples—1.0%
Tyson Foods, Inc. Class A	127,161	10,943
Energy—2.1%
Hess Corp.	46,249	4,900
ONEOK, Inc.	178,853	9,926
Phillips 66	110,387	9,051
		23,877

Financials—18.4%
AGNC Investment Corp.	1,063,738	11,776
Broadridge Financial Solutions, Inc.	55,256	7,877
Citigroup, Inc.	268,165	12,333
Citizens Financial Group, Inc.	331,823	11,843
Equitable Holdings, Inc.	415,651	10,836
Fidelity National Financial, Inc.	290,641	10,742
First Interstate BancSystem, Inc. Class A	482,405	18,384
First Republic Bank	118,149	17,037
Gallagher (Arthur J.) & Co.	60,131	9,804
Globe Life, Inc.	116,489	11,354
Kinsale Capital Group, Inc.	24,489	5,624
MSCI, Inc. Class A	28,042	11,557
Nasdaq, Inc.	52,319	7,981
	Shares	Value

Financials—continued
New Residential Investment Corp.	948,095	$ 8,836
Reinsurance Group of America, Inc.	97,227	11,404
State Street Corp.	255,315	15,740
T. Rowe Price Group, Inc.	97,906	11,123
Truist Financial Corp.	265,307	12,583
		206,834

Health Care—12.2%
Agilent Technologies, Inc.	77,249	9,175
Amgen, Inc.	46,453	11,302
Chemed Corp.	19,339	9,077
Humana, Inc.	10,363	4,850
IQVIA Holdings, Inc.(1)	39,512	8,574
Neogen Corp.(1)	465,687	11,218
Quest Diagnostics, Inc.	72,116	9,590
Repligen Corp.(1)	61,982	10,066
ResMed, Inc.	49,649	10,408
STERIS plc	25,652	5,288
Teleflex, Inc.	67,577	16,614
Veeva Systems, Inc. Class A(1)	116,516	23,075
West Pharmaceutical Services, Inc.	28,593	8,646
		137,883

Industrials—19.9%
AMETEK, Inc.	80,791	8,878
Carrier Global Corp.	209,504	7,471
Copart, Inc.(1)	103,163	11,210
Cummins, Inc.	56,758	10,984
Dover Corp.	36,368	4,412
EMCOR Group, Inc.	111,941	11,525
Fair Isaac Corp.(1)	25,483	10,216
FedEx Corp.	60,870	13,800
Graco, Inc.	154,264	9,165
ITT, Inc.	173,096	11,639
L3Harris Technologies, Inc.	48,088	11,623
Leidos Holdings, Inc.	107,963	10,873
Lennox International, Inc.	55,452	11,456
Masco Corp.	229,990	11,637
Mercury Systems, Inc.(1)	120,590	7,758
Norfolk Southern Corp.	43,291	9,840
Old Dominion Freight Line, Inc.	23,535	6,031
Stanley Black & Decker, Inc.	211,617	22,190
Toro Co. (The)	150,035	11,371
TransUnion	146,813	11,744
Trex Co., Inc.(1)	196,816	10,711
		224,534

	Shares	Value

Information Technology—13.0%
Cadence Design Systems, Inc.(1)	64,220	$ 9,635
Global Payments, Inc.	81,954	9,067
Hewlett Packard Enterprise Co.	726,128	9,628
HP, Inc.	303,333	9,943
Jabil, Inc.	108,721	5,568
Keysight Technologies, Inc.(1)	43,053	5,935
Lam Research Corp.	38,932	16,591
Micron Technology, Inc.	158,063	8,738
Motorola Solutions, Inc.	29,730	6,231
Paycom Software, Inc.(1)	43,242	12,113
Roper Technologies, Inc.	25,889	10,217
Skyworks Solutions, Inc.	117,406	10,877
Synopsys, Inc.(1)	33,006	10,024
Teledyne Technologies, Inc.(1)	26,210	9,832
VeriSign, Inc.(1)	72,039	12,054
		146,453

Materials—5.7%
Avery Dennison Corp.	72,028	11,659
Ball Corp.	150,597	10,356
Celanese Corp.	83,488	9,819
LyondellBasell Industries N.V. Class A	150,317	13,147
POSCO Holdings, Inc. Sponsored ADR	217,017	9,662
Royal Gold, Inc.	87,990	9,396
		64,039

Real Estate—7.1%
Alexandria Real Estate Equities, Inc.	163,366	23,693
American Tower Corp.	35,402	9,048
Medical Properties Trust, Inc.	731,777	11,174
Realty Income Corp.	86,874	5,930
Sun Communities, Inc.	60,794	9,688
Vonovia SE ADR	1,335,290	20,524
		80,057

Utilities—2.7%
American Water Works Co., Inc.	65,662	9,768
Eversource Energy	118,491	10,009
See Notes to Financial Statements

NFJ MID-CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Shares	Value

Utilities—continued
NextEra Energy, Inc.	140,895	$ 10,914
		30,691

Total Common Stocks (Identified Cost $1,112,484)		1,114,830

Total Long-Term Investments—98.9% (Identified Cost $1,112,484)		1,114,830

	Shares	Value

Short-Term Investment—0.6%
Money Market Mutual Fund—0.6%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	6,459,879	$ 6,460
Total Short-Term Investment (Identified Cost $6,460)		6,460

TOTAL INVESTMENTS—99.5% (Identified Cost $1,118,944)		$1,121,290
Other assets and liabilities, net—0.5%		5,826
NET ASSETS—100.0%		$1,127,116

Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
Germany	2
South Africa	2
Netherlands	1
Switzerland	1
South Korea	1
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,114,830	$1,114,830
Money Market Mutual Fund	6,460	6,460
Total Investments	$1,121,290	$1,121,290
There were no securities  valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

NFJ SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.4%
Communication Services—2.0%
Cogeco Communications, Inc.	51,094	$ 3,456
Cogent Communications Holdings, Inc.	74,918	4,552
		8,008

Consumer Discretionary—15.3%
Acushnet Holdings Corp.	111,349	4,641
Bright Horizons Family Solutions, Inc.(1)	51,449	4,348
Fox Factory Holding Corp.(1)	60,312	4,858
KB Home	163,214	4,645
La-Z-Boy, Inc.	182,429	4,325
Leslie’s, Inc.(1)	126,032	1,913
Malibu Boats, Inc. Class A(1)	90,058	4,747
MDC Holdings, Inc.	145,475	4,700
SiteOne Landscape Supply, Inc.(1)	21,965	2,611
Standard Motor Products, Inc.	44,147	1,986
TopBuild Corp.(1)	22,999	3,845
Wendy’s Co. (The)	159,948	3,020
Wingstop, Inc.	29,942	2,239
Winnebago Industries, Inc.	95,798	4,652
Wolverine World Wide, Inc.	210,431	4,242
YETI Holdings, Inc.(1)	109,150	4,723
		61,495

Consumer Staples—2.8%
Herbalife Nutrition Ltd.(1)	204,988	4,192
Nomad Foods Ltd.(1)	124,366	2,486
WD-40 Co.	23,319	4,696
		11,374

Energy—1.9%
HF Sinclair Corp.	91,324	4,124
Matador Resources Co.	78,123	3,640
		7,764

Financials—30.8%
AllianceBernstein Holding LP	79,846	3,320
Apollo Commercial Real Estate Finance, Inc.	317,867	3,319
Arbor Realty Trust, Inc.	248,680	3,260
Atlantic Union Bankshares Corp.	100,837	3,420
Bank of Hawaii Corp.	27,472	2,044
Bank of Marin Bancorp	145,437	4,622
Blackstone Mortgage Trust, Inc. Class A	136,448	3,776
CNO Financial Group, Inc.	114,606	2,073
Columbia Banking System, Inc.	136,834	3,920
Commerce Bancshares, Inc.	31,487	2,067
Community Bank System, Inc.	87,966	5,566
	Shares	Value

Financials—continued
Compass Diversified Holdings	75,225	$ 1,611
Enterprise Financial Services Corp.	97,992	4,067
Essent Group Ltd.	114,121	4,439
Federal Agricultural Mortgage Corp. Class C	15,493	1,513
First American Financial Corp.	74,581	3,947
First Citizens BancShares, Inc. Class A	3,463	2,264
First Interstate BancSystem, Inc. Class A	125,636	4,788
Glacier Bancorp, Inc.	91,116	4,321
Globe Life, Inc.	42,391	4,132
Hamilton Lane, Inc. Class A	60,410	4,058
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	103,654	3,924
Houlihan Lokey, Inc. Class A	45,493	3,591
Independent Bank Corp.	49,541	3,935
Kinsale Capital Group, Inc.	18,634	4,279
Meta Financial Group, Inc.	109,851	4,248
Old Republic International Corp.	172,808	3,864
PennyMac Financial Services, Inc.	42,689	1,866
Primerica, Inc.	16,298	1,951
PROG Holdings, Inc.(1)	51,018	842
Radian Group, Inc.	190,662	3,746
Selective Insurance Group, Inc.	51,111	4,444
SouthState Corp.	28,274	2,181
Stifel Financial Corp.	52,408	2,936
United Community Banks, Inc.	110,552	3,338
Valley National Bancorp	307,695	3,203
Walker & Dunlop, Inc.	35,821	3,451
		124,326

Health Care—4.9%
Addus HomeCare Corp.(1)	47,206	3,931
CONMED Corp.	23,851	2,284
Encompass Health Corp.	46,859	2,626
Ensign Group, Inc. (The)	33,239	2,442
Medpace Holdings, Inc.(1)	28,362	4,245
Neogen Corp.(1)	178,481	4,300
		19,828

Industrials—18.7%
ABM Industries, Inc.	45,841	1,990
Allegiant Travel Co.(1)	35,297	3,992
Brady Corp. Class A	94,513	4,465
CBIZ, Inc.(1)	47,846	1,912
Curtiss-Wright Corp.	15,256	2,015
Douglas Dynamics, Inc.	142,047	4,082
EMCOR Group, Inc.	40,935	4,215
Exponent, Inc.	40,219	3,679
Federal Signal Corp.	56,485	2,011
	Shares	Value

Industrials—continued
Hillenbrand, Inc.	56,280	$ 2,305
ITT, Inc.	61,085	4,107
Lennox International, Inc.	19,691	4,068
McGrath RentCorp	26,169	1,989
Mercury Systems, Inc.(1)	52,518	3,378
MSA Safety, Inc.	17,686	2,141
Simpson Manufacturing Co., Inc.	21,962	2,210
SkyWest, Inc.(1)	79,255	1,684
SPX Corp.(1)	43,577	2,303
Tetra Tech, Inc.	17,341	2,368
Toro Co. (The)	55,214	4,185
Trex Co., Inc.(1)	45,993	2,503
Triton International Ltd.	30,758	1,619
UFP Industries, Inc.	43,316	2,951
Watts Water Technologies, Inc. Class A	33,577	4,125
Werner Enterprises, Inc.	129,387	4,987
		75,284

Information Technology—12.0%
AudioCodes Ltd.	182,247	4,017
Cirrus Logic, Inc.(1)	25,553	1,854
Cognex Corp.	93,108	3,959
Diodes, Inc.(1)	69,951	4,517
ePlus, Inc.(1)	39,728	2,110
Fabrinet (1)	43,984	3,567
FormFactor, Inc.(1)	103,647	4,014
Jabil, Inc.	74,469	3,813
Methode Electronics, Inc.	83,234	3,083
MKS Instruments, Inc.	43,386	4,453
Progress Software Corp.	36,746	1,665
Sapiens International Corp. N.V.	187,817	4,543
SMART Global Holdings, Inc.(1)	176,832	2,895
SPS Commerce, Inc.(1)	34,236	3,870
		48,360

Materials—5.2%
Glatfelter Corp.	561,552	3,863
Kaiser Aluminum Corp.	27,785	2,198
Royal Gold, Inc.	23,077	2,464
Silgan Holdings, Inc.	95,591	3,953
Sonoco Products Co.	68,579	3,912
Stepan Co.	46,299	4,692
		21,082

Real Estate—4.6%
Agree Realty Corp.	56,655	4,087
Hudson Pacific Properties, Inc.	247,261	3,669
Industrial Logistics Properties Trust	300,487	4,231
Rexford Industrial Realty, Inc.	29,585	1,704
STAG Industrial, Inc.	99,018	3,058
See Notes to Financial Statements

NFJ SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Shares	Value

Real Estate—continued
Terreno Realty Corp.	33,257	$ 1,853
		18,602

Utilities—1.2%
American States Water Co.	30,685	2,501
California Water Service Group	43,785	2,432
		4,933

Total Common Stocks (Identified Cost $385,994)		401,056

Exchange-Traded Fund—0.5%
Invesco S&P 500 Equal Weight ETF(2)	15,790	2,120
Total Exchange-Traded Fund (Identified Cost $2,206)		2,120

Total Long-Term Investments—99.9% (Identified Cost $388,200)		403,176

	Shares	Value

Short-Term Investment—0.8%
Money Market Mutual Fund—0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	3,285,319	$ 3,285
Total Short-Term Investment (Identified Cost $3,285)		3,285

TOTAL INVESTMENTS—100.7% (Identified Cost $391,485)		$406,461
Other assets and liabilities, net—(0.7)%		(2,985)
NET ASSETS—100.0%		$403,476

Abbreviations:
ETF	Exchange-Traded Fund
LP	Limited Partnership
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	94%
Israel	2
Bermuda	1
Cayman Islands	1
Canada	1
Virgin Islands (British)	1
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$401,056	$401,056
Exchange-Traded Fund	2,120	2,120
Money Market Mutual Fund	3,285	3,285
Total Investments	$406,461	$406,461
There were no securities  valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

SMALL-CAP FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—99.1%
Aerospace & Defense—1.0%
Axon Enterprise, Inc.(1)	6,964	$ 649
Curtiss-Wright Corp.	2,341	309
HEICO Corp.	2,536	333
		1,291

Air Freight & Logistics—0.6%
Hub Group, Inc. Class A(1)	11,400	809
Auto Components—0.2%
LCI Industries	2,341	262
Banks—8.4%
American National Bankshares, Inc.	3,300	114
Banc of California, Inc.	31,231	550
Bancorp, Inc. (The)(1)	4,100	80
Byline Bancorp, Inc.	28,600	681
Cathay General Bancorp	31,000	1,214
Central Pacific Financial Corp.	12,692	272
Citizens Financial Group, Inc.	12,461	445
ConnectOne Bancorp, Inc.	3,800	93
Customers Bancorp, Inc.(1)	1,800	61
First Financial Bankshares, Inc.	8,717	342
First Foundation, Inc.	3,187	65
Glacier Bancorp, Inc.	6,716	319
Hancock Whitney Corp.	19,408	860
Hanmi Financial Corp.	4,600	103
HomeStreet, Inc.	2,500	87
Hope Bancorp, Inc.	54,192	750
Independent Bank Corp.	748	59
MidWestOne Financial Group, Inc.	3,700	110
Northrim BanCorp, Inc.	2,900	117
PacWest Bancorp	22,463	599
PCB Bancorp	7,200	135
Pinnacle Financial Partners, Inc.	4,307	311
Preferred Bank	13,532	921
Premier Financial Corp.	1,864	47
QCR Holdings, Inc.	2,400	130
Sandy Spring Bancorp, Inc.	9,466	370
SouthState Corp.	5,618	433
United Bankshares, Inc.	7,677	269
Valley National Bancorp	32,948	343
Washington Federal, Inc.	50,800	1,525
		11,405

Beverages—1.4%
Coca-Cola Consolidated, Inc.	3,350	1,889
Biotechnology—4.5%
Arrowhead Pharmaceuticals, Inc.(1)	5,835	206
Avita Medical, Inc.(1)	17,650	84
	Shares	Value

Biotechnology—continued
Bicycle Therapeutics plc ADR(1)	3,185	$ 53
BioCryst Pharmaceuticals, Inc.(1)	50,134	530
Biohaven Pharmaceutical Holding Co. Ltd.(1)	1,847	269
Blueprint Medicines Corp.(1)	8,624	436
Cytokinetics, Inc.(1)	15,967	627
Design Therapeutics, Inc.(1)	14,806	207
Dynavax Technologies Corp.(1)	9,811	124
Eagle Pharmaceuticals, Inc.(1)	7,766	345
Fate Therapeutics, Inc.(1)	5,107	127
Halozyme Therapeutics, Inc.(1)	5,167	227
Horizon Therapeutics plc(1)	2,181	174
Insmed, Inc.(1)	27,965	552
Intellia Therapeutics, Inc.(1)	5,629	291
Intercept Pharmaceuticals, Inc.(1)	7,300	101
IVERIC bio, Inc.(1)	29,167	281
Keros Therapeutics, Inc.(1)	13,293	367
Krystal Biotech, Inc.(1)	2,376	156
Monte Rosa Therapeutics, Inc.(1)	23,522	228
Neurocrine Biosciences, Inc.(1)	1,420	138
Novavax, Inc.(1)	1,615	83
SpringWorks Therapeutics, Inc.(1)	2,852	70
Travere Therapeutics, Inc.(1)	2,558	62
Xencor, Inc.(1)	11,186	306
		6,044

Building Products—0.3%
CSW Industrials, Inc.	531	55
UFP Industries, Inc.	5,400	368
		423

Capital Markets—2.9%
AllianceBernstein Holding LP	18,122	754
Barings BDC, Inc.	30,127	280
Evercore, Inc. Class A	6,076	569
Freedom Holding Corp. N.V.(1)	6,196	275
Golub Capital BDC, Inc.	43,534	564
Greenhill & Co., Inc.	6,700	62
Hercules Capital, Inc.	26,320	355
LPL Financial Holdings, Inc.	1,931	356
Main Street Capital Corp.	7,350	283
PJT Partners, Inc. Class A	6,138	431
Raymond James Financial, Inc.	468	42
		3,971

	Shares	Value

Chemicals—1.1%
AdvanSix, Inc.	3,400	$ 114
Balchem Corp.	2,387	309
HB Fuller Co.	10,166	612
Trinseo plc	11,227	432
		1,467

Commercial Services & Supplies—1.1%
Casella Waste Systems, Inc. Class A(1)	7,405	538
Clean Harbors, Inc.(1)	7,507	658
Tetra Tech, Inc.	2,243	307
		1,503

Communications Equipment—0.1%
Digi International, Inc.(1)	6,300	153
Construction & Engineering—1.3%
API Group Corp.(1)	34,692	519
Construction Partners, Inc. Class A(1)	2,516	53
EMCOR Group, Inc.	5,063	521
MasTec, Inc.(1)	4,354	312
MYR Group, Inc.(1)	1,300	115
NV5 Global, Inc.(1)	805	94
Sterling Infrastructure, Inc.(1)	3,874	85
		1,699

Consumer Finance—0.1%
LendingClub Corp.(1)	12,786	149
Containers & Packaging—1.4%
Graphic Packaging Holding Co.	62,570	1,283
Silgan Holdings, Inc.	16,071	664
		1,947

Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc.(1)	3,325	281
Carriage Services, Inc.	11,210	445
Grand Canyon Education, Inc.(1)	4,311	406
		1,132

Diversified Telecommunication Services—0.2%
Cogent Communications Holdings, Inc.	3,591	218
Electric Utilities—3.3%
ALLETE, Inc.	9,920	583
Hawaiian Electric Industries, Inc.	16,781	686
IDACORP, Inc.	6,571	696
Otter Tail Corp.	11,142	748
See Notes to Financial Statements

SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Shares	Value

Electric Utilities—continued
Portland General Electric Co.	36,552	$ 1,767
		4,480

Electrical Equipment—0.5%
Atkore, Inc.(1)	9,000	747
Electronic Equipment, Instruments & Components—2.4%
Belden, Inc.	26,700	1,422
II-VI, Inc.(1)	5,486	280
Napco Security Technologies, Inc.(1)	4,882	101
OSI Systems, Inc.(1)	5,492	469
Sanmina Corp.(1)	23,939	975
		3,247

Energy Equipment & Services—0.2%
ChampionX Corp.	12,815	254
Entertainment—1.0%
Liberty Media Corp-Liberty Formula One Class A(1)	12,654	734
Madison Square Garden Sports Corp. Class A(1)	3,479	525
Marcus Corp. (The)(1)	6,800	100
		1,359

Equity Real Estate Investment—2.0%
Armada Hoffler Properties, Inc.	36,600	470
CareTrust REIT, Inc.	9,758	180
First Industrial Realty Trust, Inc.	7,841	372
Gladstone Commercial Corp.	5,500	104
Industrial Logistics Properties Trust	30,035	423
NexPoint Residential Trust, Inc.	1,506	94
Pebblebrook Hotel Trust	13,283	220
Physicians Realty Trust	25,808	450
Terreno Realty Corp.	7,267	405
		2,718

Food & Staples Retailing—2.1%
BJ’s Wholesale Club Holdings, Inc.(1)	9,545	595
Casey’s General Stores, Inc.	2,838	525
Grocery Outlet Holding Corp.(1)	13,368	570
Ingles Markets, Inc. Class A	5,320	461
PriceSmart, Inc.	4,384	314
Weis Markets, Inc.	5,592	417
		2,882

Food Products—3.9%
Calavo Growers, Inc.	4,918	205
Cal-Maine Foods, Inc.	12,963	640
Flowers Foods, Inc.	26,502	698
	Shares	Value

Food Products—continued
Hain Celestial Group, Inc. (The)(1)	14,441	$ 343
Hostess Brands, Inc.(1)	33,667	714
J & J Snack Foods Corp.	4,215	589
John B Sanfilippo & Son, Inc.	8,923	647
Lancaster Colony Corp.	3,962	510
Local Bounti Corp.(1)	64,216	204
S&W Seed Co.(1)	113,588	115
Sanderson Farms, Inc.	2,184	471
Tootsie Roll Industries, Inc.	4,338	153
		5,289

Gas Utilities—0.6%
ONE Gas, Inc.	10,472	850
Healthcare Equipment & Supplies—4.3%
Axonics, Inc.(1)	10,773	611
CONMED Corp.	4,519	433
Cutera, Inc.(1)	4,000	150
Envista Holdings Corp.(1)	16,251	626
Establishment Labs Holdings, Inc.(1)	12,126	659
Globus Medical, Inc. Class A(1)	5,507	309
Inari Medical, Inc.(1)	6,665	453
Lantheus Holdings, Inc.(1)	1,690	112
LivaNova plc(1)	3,743	234
Meridian Bioscience, Inc.(1)	9,085	276
Merit Medical Systems, Inc.(1)	9,613	522
Omnicell, Inc.(1)	1,979	225
OrthoPediatrics Corp.(1)	1,707	74
Penumbra, Inc.(1)	2,297	286
Shockwave Medical, Inc.(1)	2,671	511
Silk Road Medical, Inc.(1)	1,955	71
Surmodics, Inc.(1)	1,081	40
Tandem Diabetes Care, Inc.(1)	2,962	175
		5,767

Healthcare Providers & Services—2.5%
Chemed Corp.	1,241	582
Cross Country Healthcare, Inc.(1)	10,886	227
Encompass Health Corp.	5,386	302
Owens & Minor, Inc.	15,746	495
R1 RCM, Inc.(1)	11,308	237
Tenet Healthcare Corp.(1)	28,095	1,477
		3,320

Healthcare Technology—0.7%
Inspire Medical Systems, Inc.(1)	1,405	257
NextGen Healthcare, Inc.(1)	41,000	715
		972

	Shares	Value

Hotels, Restaurants & Leisure—2.5%
Bluegreen Vacations Holding Corp.	4,200	$ 105
Boyd Gaming Corp.	12,520	623
Everi Holdings, Inc.(1)	6,358	104
Hilton Grand Vacations, Inc.(1)	13,300	475
Hyatt Hotels Corp. Class A(1)	5,958	440
Lindblad Expeditions Holdings, Inc.(1)	23,776	193
Planet Fitness, Inc. Class A(1)	7,975	542
Red Rock Resorts, Inc. Class A	25,588	854
		3,336

Household Durables—0.5%
La-Z-Boy, Inc.	9,850	234
Lennar Corp. Class B	7,721	453
		687

Household Products—0.4%
WD-40 Co.	2,594	522
Insurance—3.5%
AMERISAFE, Inc.	7,073	368
Donegal Group, Inc. Class A	28,992	494
Employers Holdings, Inc.	7,747	324
Enstar Group Ltd.(1)	1,330	284
Genworth Financial, Inc. Class A(1)	213,200	753
NI Holdings, Inc.(1)	9,776	161
RLI Corp.	5,043	588
Safety Insurance Group, Inc.	7,927	770
Stewart Information Services Corp.	20,100	1,000
		4,742

IT Services—1.8%
ExlService Holdings, Inc.(1)	11,800	1,739
Hackett Group, Inc. (The)	2,730	52
Perficient, Inc.(1)	7,072	648
		2,439

Leisure Products—0.3%
Acushnet Holdings Corp.	10,344	431
Life Sciences Tools & Services—0.6%
Medpace Holdings, Inc.(1)	1,175	176
West Pharmaceutical Services, Inc.	2,075	627
		803

Machinery—1.5%
AGCO Corp.	1,550	153
Chart Industries, Inc.(1)	4,351	728
Columbus McKinnon Corp.	1,161	33
Desktop Metal, Inc. Class A(1)	231,956	511
ITT, Inc.	4,540	305
See Notes to Financial Statements

SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Shares	Value

Machinery—continued
Terex Corp.	9,019	$ 247
		1,977

Marine—0.4%
Genco Shipping & Trading Ltd.	9,127	176
Matson, Inc.	5,164	377
		553

Media—1.4%
Cable One, Inc.	365	470
Gannett Co., Inc.(1)	20,900	61
Liberty Broadband Corp. Class A(1)	5,100	579
WideOpenWest, Inc.(1)	43,646	795
		1,905

Metals & Mining—2.8%
Allegheny Technologies, Inc.(1)	6,576	149
Alpha Metallurgical Resources, Inc.	1,800	233
Commercial Metals Co.	51,700	1,711
MP Materials Corp.(1)	13,228	424
Royal Gold, Inc.	1,909	204
TimkenSteel Corp.(1)	8,700	163
Warrior Met Coal, Inc.	31,700	970
		3,854

Multiline Retail—0.7%
Macy’s, Inc.	50,064	917
Multi-Utilities—1.5%
Avista Corp.	16,168	703
Black Hills Corp.	9,273	675
Unitil Corp.	10,131	595
		1,973

Oil, Gas & Consumable Fuels—5.6%
Civitas Resources, Inc.	7,856	411
Coterra Energy, Inc.	33,199	856
Dorian LPG Ltd.	12,787	194
Enviva, Inc.	2,171	124
Hess Midstream LP Class A	20,266	568
Magnolia Oil & Gas Corp. Class A	73,688	1,547
Nabors Industries Ltd.(1)	1,000	134
Northern Oil and Gas, Inc.	11,304	286
Ovintiv, Inc.	25,283	1,117
PDC Energy, Inc.	6,206	382
Ranger Oil Corp. Class A(1)	24,201	796
Whiting Petroleum Corp.	18,100	1,231
		7,646

Paper & Forest Products—0.6%
Louisiana-Pacific Corp.	14,774	774
	Shares	Value

Personal Products—2.0%
Beauty Health Co. (The)(1)	26,562	$ 342
BellRing Brands, Inc.(1)	29,908	744
Coty, Inc. Class A(1)	77,840	623
Medifast, Inc.	2,159	390
Nu Skin Enterprises, Inc. Class A	6,620	287
USANA Health Sciences, Inc.(1)	5,063	366
		2,752

Pharmaceuticals—2.4%
Alpha Teknova, Inc.(1)	18,031	151
Amphastar Pharmaceuticals, Inc.(1)	2,148	75
ATAI Life Sciences NV(1)	39,223	143
Catalent, Inc.(1)	4,505	483
Collegium Pharmaceutical, Inc.(1)	6,576	116
Phibro Animal Health Corp. Class A	6,000	115
Prestige Consumer Healthcare, Inc.(1)	36,643	2,155
		3,238

Professional Services—3.2%
ASGN, Inc.(1)	13,584	1,226
CRA International, Inc.	1,059	95
Franklin Covey Co.(1)	1,156	53
Heidrick & Struggles International, Inc.	18,448	597
ICF International, Inc.	8,476	805
Kforce, Inc.	13,810	847
ManTech International Corp. Class A	4,232	404
Science Applications International Corp.	3,415	318
		4,345

Real Estate Management & Development—1.7%
Cushman & Wakefield plc(1)	75,300	1,148
Kennedy-Wilson Holdings, Inc.	59,400	1,125
		2,273

Road & Rail—0.8%
Ryder System, Inc.	8,400	597
Saia, Inc.(1)	1,434	269
USA Truck, Inc.(1)	5,400	170
		1,036

Semiconductors & Semiconductor Equipment—3.4%
Alpha & Omega Semiconductor Ltd.(1)	2,800	93
Amkor Technology, Inc.	27,989	474
Axcelis Technologies, Inc.(1)	24,201	1,327
FormFactor, Inc.(1)	1,906	74
	Shares	Value

Semiconductors & Semiconductor Equipment—continued
Impinj, Inc.(1)	1,400	$ 82
Kulicke & Soffa Industries, Inc.	7,849	336
MACOM Technology Solutions Holdings, Inc.(1)	14,719	679
MaxLinear, Inc.(1)	13,323	453
Onto Innovation, Inc.(1)	6,107	426
SunPower Corp.(1)	22,608	357
Ultra Clean Holdings, Inc.(1)	10,331	308
		4,609

Software—3.0%
Agilysys, Inc.(1)	2,263	107
Box, Inc. Class A(1)	19,785	497
New Relic, Inc.(1)	11,084	555
Paylocity Holding Corp.(1)	3,105	542
Smartsheet, Inc. Class A(1)	12,499	393
Tenable Holdings, Inc.(1)	6,940	315
Varonis Systems, Inc.(1)	56,413	1,654
		4,063

Specialty Retail—1.7%
Asbury Automotive Group, Inc.(1)	2,353	398
Camping World Holdings, Inc. Class A	15,804	341
Dick’s Sporting Goods, Inc.	8,408	634
Genesco, Inc.(1)	17,763	887
		2,260

Technology Hardware, Storage & Peripherals—0.1%
Avid Technology, Inc.(1)	4,100	106
Textiles, Apparel & Luxury Goods—0.9%
Capri Holdings Ltd.(1)	12,434	510
Movado Group, Inc.	3,100	96
Oxford Industries, Inc.	7,250	643
		1,249

Thrifts & Mortgage Finance—1.5%
Capitol Federal Financial, Inc.	70,351	646
Home Bancorp, Inc.	3,100	106
Merchants Bancorp	4,200	95
PCSB Financial Corp.	35,917	685
Waterstone Financial, Inc.	31,009	529
		2,061

Trading Companies & Distributors—3.4%
Boise Cascade Co.	14,503	863
GMS, Inc.(1)	26,154	1,164
MRC Global, Inc.(1)	81,500	812
See Notes to Financial Statements

SMALL-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
	Shares	Value

Trading Companies & Distributors—continued
Rush Enterprises, Inc. Class A	20,975	$ 1,011
WESCO International, Inc.(1)	6,804	728
		4,578

Water Utilities—2.0%
American States Water Co.	16,574	1,351
California Water Service Group	12,983	721
SJW Group	9,184	573
		2,645

Total Common Stocks (Identified Cost $134,048)		134,021

	Shares	Value

Master Limited Partnerships and Related Companies—0.2%
Downstream/Other—0.2%
Sunoco LP	5,903	$ 220
Total Master Limited Partnerships and Related Companies (Identified Cost $160)		220

Total Long-Term Investments—99.3% (Identified Cost $134,208)		134,241

Short-Term Investment—1.2%
Money Market Mutual Fund—1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	1,681,188	1,681
Total Short-Term Investment (Identified Cost $1,681)		1,681

TOTAL INVESTMENTS—100.5% (Identified Cost $135,889)		$135,922
Other assets and liabilities, net—(0.5)%		(685)
NET ASSETS—100.0%		$135,237
Abbreviations:
ADR	American Depositary Receipt
LP	Limited Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$134,021	$134,021
Master Limited Partnerships and Related Companies	220	220
Money Market Mutual Fund	1,681	1,681
Total Investments	$135,922	$135,922
There were no securities  valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS June 30, 2022
($ reported in thousands)
	Shares	Value
Common Stocks—89.6%
Automobiles—1.3%
Tesla, Inc.(1)	25,950	$ 17,475
Communications Equipment—1.0%
Arista Networks, Inc.(1)	43,650	4,092
F5, Inc.(1)	60,095	9,197
		13,289

Electrical Equipment—0.0%
Bloom Energy Corp. Class A(1)	1,790	30
Electronic Equipment, Instruments & Components—0.9%
Flex Ltd.(1)	820,330	11,870
Samsung SDI Co., Ltd.	1,420	582
		12,452

Hotels, Restaurants & Leisure—0.8%
Booking Holdings, Inc.(1)	6,075	10,625
Interactive Media & Services—11.8%
Alphabet, Inc. Class C(1)	58,350	127,638
Meta Platforms, Inc. Class A(1)	151,485	24,427
ZoomInfo Technologies, Inc. Class A(1)	145,165	4,825
		156,890

Internet & Direct Marketing Retail—3.6%
Amazon.com, Inc.(1)	452,585	48,069
IT Services—13.0%
Automatic Data Processing, Inc.	9,915	2,082
Block, Inc. Class A(1)	29,515	1,814
DXC Technology Co.(1)	744,965	22,580
Fidelity National Information Services, Inc.	87,665	8,036
Fiserv, Inc.(1)	89,005	7,919
Global Payments, Inc.	66,245	7,329
Mastercard, Inc. Class A	121,380	38,293
MongoDB, Inc. Class A(1)	132,355	34,346
Okta, Inc. Class A(1)	101,080	9,138
PayPal Holdings, Inc.(1)	70,700	4,938
Snowflake, Inc. Class A(1)	33,334	4,635
Visa, Inc. Class A	158,970	31,300
		172,410

Media—0.7%
Comcast Corp. Class A	244,775	9,605
	Shares	Value

Oil, Gas & Consumable Fuels—0.2%
Occidental Petroleum Corp.	33,125	$ 1,950
Road & Rail—0.6%
Lyft, Inc. Class A(1)	279,900	3,717
Uber Technologies, Inc.(1)	182,655	3,737
		7,454

Semiconductors & Semiconductor Equipment—17.4%
Advanced Micro Devices, Inc.(1)	61,745	4,722
Analog Devices, Inc.	16,970	2,479
Applied Materials, Inc.	74,785	6,804
ASML Holding N.V. Registered Shares	1,340	638
Broadcom, Inc.	72,380	35,163
Infineon Technologies AG	463,900	11,225
KLA Corp.	28,570	9,116
Lam Research Corp.	2,400	1,023
Marvell Technology, Inc.	391,265	17,032
Microchip Technology, Inc.	83,325	4,839
Micron Technology, Inc.	296,450	16,388
Monolithic Power Systems, Inc.	760	292
NVIDIA Corp.	196,185	29,740
NXP Semiconductors N.V.	91,125	13,489
ON Semiconductor Corp.(1)	654,275	32,916
SK Hynix, Inc.	146,287	10,253
STMicroelectronics N.V.	156,810	4,930
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	331,050	27,063
Tokyo Electron Ltd.	11,400	3,722
		231,834

Software—29.5%
Altair Engineering, Inc. Class A(1)	40,880	2,146
Alteryx, Inc. Class A(1)	180,653	8,747
Aspen Technology, Inc.(1)	123,306	22,649
Atlassian Corp. plc Class A(1)	48,145	9,023
Box, Inc. Class A(1)	249,735	6,278
Crowdstrike Holdings, Inc. Class A(1)	251,490	42,391
Datadog, Inc. Class A(1)	185,695	17,686
Fortinet, Inc.(1)	361,660	20,463
KnowBe4, Inc. Class A(1)	385,955	6,029
	Shares	Value

Software—continued
Microsoft Corp.	431,800	$ 110,899
NortonLifeLock, Inc.	254,840	5,596
Oracle Corp.	248,075	17,333
Palo Alto Networks, Inc.(1)	120,055	59,300
Paycom Software, Inc.(1)	37,535	10,514
Smartsheet, Inc. Class A(1)	66,920	2,103
Tenable Holdings, Inc.(1)	139,865	6,351
Trade Desk, Inc. (The) Class A(1)	298,025	12,484
Workday, Inc. Class A(1)	21,255	2,967
Zscaler, Inc.(1)	195,075	29,166
		392,125

Technology Hardware, Storage & Peripherals—8.8%
Apple, Inc.	648,680	88,687
Pure Storage, Inc. Class A(1)	359,510	9,243
Seagate Technology Holdings plc	273,025	19,505
		117,435

Total Common Stocks (Identified Cost $1,068,961)		1,191,643

Total Long-Term Investments—89.6% (Identified Cost $1,068,961)		1,191,643

Short-Term Investment—13.2%
Money Market Mutual Fund—13.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 1.316%)(2)	175,826,679	175,827
Total Short-Term Investment (Identified Cost $175,827)		175,827

TOTAL INVESTMENTS—102.8% (Identified Cost $1,244,788)		$1,367,470
Other assets and liabilities, net—(2.8)%		(37,459)
NET ASSETS—100.0%		$1,330,011

Abbreviation:
ADR	American Depositary Receipt

For information regarding the abbreviations, see the Key Investment Terms starting on page 6.
See Notes to Financial Statements

TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2022
($ reported in thousands)
Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	91%
Netherlands	2
Taiwan	2
Ireland	1
Singapore	1
Germany	1
South Korea	1
Other	1
Total	100%
† % of total investments as of June 30, 2022.
The following table summarizes the value of the Fund’s investments as of June 30, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at June 30, 2022	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,191,643	$1,191,643
Money Market Mutual Fund	175,827	175,827
Total Investments	$1,367,470	$1,367,470
There were no securities valued  using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2022.
There were no transfers into or out of Level 3 related to securities held at June 30, 2022.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2022
(Reported in thousands except shares and per share amounts)
	Emerging Markets Opportunities Fund	Focused Growth Fund	Global Small-Cap Fund	Health Sciences Fund
Assets
Investment in securities at value(1)	$ 124,297	$ 907,651	$ 60,883	$ 178,224
Foreign currency at value(2)	6,538	—	135	—
Cash	15	500	100	100
Receivables
Investment securities sold	1,169	10,467	—	1,166
Fund shares sold	83	440	42	53
Dividends and interest	1,067	225	71	143
Tax reclaims	49	—	131	398
Prepaid Trustees’ retainer	3	15	1	3
Prepaid expenses	41	52	32	29
Other assets	65	241	50	43
Total assets	133,327	919,591	61,445	180,159
Liabilities
Payables
Fund shares repurchased	73	1,119	74	329
Investment securities purchased	—	6,839	—	1,263
Borrowings (See Note 11)	3,300	—	—	—
Investment advisory fees	71	341	45	122
Distribution and service fees	5	138	8	33
Administration and accounting fees	13	77	6	15
Transfer agent and sub-transfer agent fees and expenses	41	44	15	28
Professional fees	37	37	30	34
Trustee deferred compensation plan	65	241	50	43
Interest expense and/or commitment fees	1	5	— (a)	1
Other accrued expenses	25	75	11	17
Total liabilities	3,631	8,916	239	1,885
Net Assets	$ 129,696	$ 910,675	$ 61,206	$ 178,274
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 143,833	$ 577,584	$ 63,037	$ 165,784
Accumulated earnings (loss)	(14,137)	333,091	(1,831)	12,490
Net Assets	$ 129,696	$ 910,675	$ 61,206	$ 178,274
Net Assets:
Class A	$ 20,341	$ 537,276	$ 32,248	$ 149,236
Class C	$ 770	$ 24,361	$ 1,438	$ 3,469
Class P	$ 6,578	$ 45,888	$ 2,067	$ 2,125
Institutional Class	$ 72,307	$ 127,274	$ 25,453	$ 23,444
Class R6	$ 29,700	$ 170,153	$ —	$ —
Administrative Class	$ —	$ 5,723	$ —	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	742,576	10,939,181	1,138,301	4,984,125
Class C	28,069	1,082,242	69,483	184,265
Class P	246,780	1,475,743	64,343	69,199
Institutional Class	2,645,266	2,922,372	777,448	762,317
Class R6	1,093,804	3,890,388	—	—
Administrative Class	—	149,368	—	—
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022
(Reported in thousands except shares and per share amounts)
	Emerging Markets Opportunities Fund	Focused Growth Fund	Global Small-Cap Fund	Health Sciences Fund
Net Asset Value and Redemption Price Per Share:*
Class A	$ 27.39	$ 49.11	$ 28.33	$ 29.94
Class C	$ 27.42	$ 22.51	$ 20.69	$ 18.83
Class P	$ 26.65	$ 31.10	$ 32.13	$ 30.71
Institutional Class	$ 27.33	$ 43.55	$ 32.74	$ 30.75
Class R6	$ 27.15	$ 43.74	$ —	$ —
Administrative Class	$ —	$ 38.32	$ —	$ —
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 28.98	$ 51.97	$ 29.98	$ 31.68
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 125,063	$ 576,385	$ 63,572	$ 173,845
(2) Foreign currency at cost	$ 6,571	$ —	$ 136	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022
(Reported in thousands except shares and per share amounts)
	Income & Growth Fund	Mid-Cap Growth Fund	NFJ Dividend Value Fund	NFJ International Value Fund
Assets
Investment in securities at value(1)	$ 5,439,743	$ 285,960	$ 728,757	$ 112,176
Investment in affiliates at value(2)	5,618	—	—	—
Foreign currency at value(3)	—	—	—	— (a)
Cash	809	100	100	100
Due from broker	6,538	—	—	—
Receivables
Investment securities sold	10,818	—	—	— (a)
Fund shares sold	3,682	71	351	9
Dividends and interest	38,851	129	1,435	273
Tax reclaims	—	—	179	420
Prepaid Trustees’ retainer	87	5	11	2
Prepaid expenses	103	40	47	41
Other assets	635	65	1,427	302
Total assets	5,506,884	286,370	732,307	113,323
Liabilities
Written options at value(4)	1,198	—	—	—
Payables
Fund shares repurchased	6,855	114	669	168
Investment securities purchased	18,959	—	—	187
Dividend distributions	— (a)	—	—	—
Investment advisory fees	3,057	117	286	51
Distribution and service fees	1,362	60	439	39
Administration and accounting fees	463	25	61	10
Transfer agent and sub-transfer agent fees and expenses	975	58	171	36
Professional fees	57	31	32	34
Trustee deferred compensation plan	635	65	1,427	302
Interest expense and/or commitment fees	26	2	3	1
Other accrued expenses	272	37	62	25
Total liabilities	33,859	509	3,150	853
Net Assets	$ 5,473,025	$ 285,861	$ 729,157	$ 112,470
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 6,592,745	$ 302,927	$ 602,582	$ 557,558
Accumulated earnings (loss)	(1,119,720)	(17,066)	126,575	(445,088)
Net Assets	$ 5,473,025	$ 285,861	$ 729,157	$ 112,470
Net Assets:
Class A	$ 1,963,340	$ 223,611	$ 365,634	$ 50,307
Class C	$ 1,096,937	$ 6,350	$ 12,496	$ 1,724
Class P	$ 1,176,186	$ 6,195	$ 153,578	$ 17,205
Institutional Class	$ 1,236,562	$ 47,978	$ 91,990	$ 38,243
Class R6	$ —	$ —	$ 72,399	$ 3,477
Administrative Class	$ —	$ 1,727	$ 33,060	$ 1,514
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	192,512,617	77,410,732	31,973,516	2,821,375
Class C	120,551,717	3,384,423	1,064,550	98,667
Class P	111,582,020	1,689,670	13,273,365	958,155
Institutional Class	115,879,575	12,910,674	7,962,719	2,128,815
Class R6	—	—	6,301,737	193,799
Administrative Class	—	538,520	2,801,153	84,381
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022
(Reported in thousands except shares and per share amounts)
	Income & Growth Fund	Mid-Cap Growth Fund	NFJ Dividend Value Fund	NFJ International Value Fund
Net Asset Value and Redemption Price Per Share:*
Class A	$ 10.20	$ 2.89	$ 11.44	$ 17.83
Class C	$ 9.10	$ 1.88	$ 11.74	$ 17.47
Class P	$ 10.54	$ 3.67	$ 11.57	$ 17.96
Institutional Class	$ 10.67	$ 3.72	$ 11.55	$ 17.96
Class R6	$ —	$ —	$ 11.49	$ 17.95
Administrative Class	$ —	$ 3.21	$ 11.80	$ 17.94
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 10.79	$ 3.06	$ 12.11	$ 18.87
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 6,548,438	$ 290,831	$ 679,560	$ 127,212
(2) Investment in affiliates at cost	$ 13,526	$ —	$ —	$ —
(4) Written options premiums received	$ 1,191	$ —	$ —	$ —

(a)	Amount is less than $500.
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022
(Reported in thousands except shares and per share amounts)
	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	Small-Cap Fund
Assets
Investment in securities at value(1)	$ 290,534	$ 1,121,290	$ 406,461	$ 135,922
Cash	100	583	100	97
Receivables
Investment securities sold	—	5,989	—	4
Fund shares sold	428	514	72	34
Dividends and interest	382	1,868	565	98
Tax reclaims	42	18	11	—
Prepaid Trustees’ retainer	5	18	6	2
Prepaid expenses	48	53	50	44
Other assets	175	290	1,191	14
Total assets	291,714	1,130,623	408,456	136,215
Liabilities
Payables
Fund shares repurchased	292	521	2,517	797
Investment securities purchased	—	1,662	—	—
Investment advisory fees	111	426	231	62
Distribution and service fees	36	138	763	17
Administration and accounting fees	25	95	35	13
Transfer agent and sub-transfer agent fees and expenses	62	248	177	28
Professional fees	31	34	31	30
Trustee deferred compensation plan	175	290	1,191	14
Interest expense and/or commitment fees	1	5	2	1
Other accrued expenses	27	88	33	16
Total liabilities	760	3,507	4,980	978
Net Assets	$ 290,954	$ 1,127,116	$ 403,476	$ 135,237
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 245,228	$ 973,503	$ 359,488	$ 130,930
Accumulated earnings (loss)	45,726	153,613	43,988	4,307
Net Assets	$ 290,954	$ 1,127,116	$ 403,476	$ 135,237
Net Assets:
Class A	$ 159,063	$ 495,612	$ 236,990	$ 64,567
Class C	$ 2,775	$ 28,379	$ 1,347	$ 3,405
Class P	$ 15,206	$ 99,992	$ 14,358	$ 13,287
Institutional Class	$ 113,368	$ 381,239	$ 58,704	$ 46,605
Class R6	$ 82	$ 87,682	$ 62,552	$ 7,373
Administrative Class	$ 460	$ 34,212	$ 29,525	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	5,454,199	16,839,686	18,508,101	3,379,638
Class C	94,030	1,236,302	121,343	191,490
Class P	515,727	4,491,069	938,667	684,018
Institutional Class	3,908,494	11,917,818	3,784,692	2,380,756
Class R6	2,827	2,742,566	4,076,311	375,658
Administrative Class	15,517	1,117,799	2,308,369	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 29.16	$ 29.43	$ 12.80	$ 19.10
Class C	$ 29.51	$ 22.96	$ 11.10	$ 17.78
Class P	$ 29.49	$ 22.26	$ 15.30	$ 19.42
Institutional Class	$ 29.01	$ 31.99	$ 15.51	$ 19.58
Class R6	$ 28.99	$ 31.97	$ 15.35	$ 19.63
Administrative Class	$ 29.67	$ 30.61	$ 12.79	$ —
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022
(Reported in thousands except shares and per share amounts)
	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund	NFJ Small-Cap Value Fund	Small-Cap Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 30.86	$ 31.14	$ 13.54	$ 20.21
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 280,125	$ 1,118,944	$ 391,485	$ 135,889

*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022
(Reported in thousands except shares and per share amounts)
Technology Fund
Assets
Investment in securities at value(1)	$ 1,367,470
Foreign currency at value(2)	4,388
Cash	502
Due from broker	11
Receivables
Investment securities sold	30,461
Fund shares sold	975
Dividends and interest	408
Tax reclaims	90
Prepaid Trustees’ retainer	21
Prepaid expenses	61
Other assets	363
Total assets	1,404,750
Liabilities
Payables
Fund shares repurchased	1,521
Investment securities purchased	71,011
Investment advisory fees	1,092
Distribution and service fees	127
Administration and accounting fees	114
Transfer agent and sub-transfer agent fees and expenses	351
Professional fees	39
Trustee deferred compensation plan	363
Interest expense and/or commitment fees	9
Other accrued expenses	112
Total liabilities	74,739
Net Assets	$ 1,330,011
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 1,256,371
Accumulated earnings (loss)	73,640
Net Assets	$ 1,330,011
Net Assets:
Class A	$ 475,065
Class C	$ 25,961
Class P	$ 50,775
Institutional Class	$ 772,161
Administrative Class	$ 6,049
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	11,955,724
Class C	1,699,972
Class P	993,031
Institutional Class	14,485,386
Administrative Class	131,937
Net Asset Value and Redemption Price Per Share:*
Class A	$ 39.74
Class C	$ 15.27
Class P	$ 51.13
Institutional Class	$ 53.31
Administrative Class	$ 45.85
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
June 30, 2022
(Reported in thousands except shares and per share amounts)
Technology Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 42.05
Maximum Sales Charge - Class A	5.50%
(1) Investment in securities at cost	$ 1,244,788
(2) Foreign currency at cost	$ 4,061

*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED June 30, 2022
($ reported in thousands)
	Emerging Markets Opportunities Fund	Focused Growth Fund	Global Small-Cap Fund	Health Sciences Fund	Income & Growth Fund
Investment Income
Dividends	$ 10,395	$ 6,299	$ 1,369	$ 2,690	$ 40,818
Dividends from affiliates	—	—	—	—	373
Interest	—	—	—	—	125,453
Foreign taxes withheld	(1,326)	—	(87)	(219)	(21)
Total investment income	9,069	6,299	1,282	2,471	166,623
Expenses
Investment advisory fees	2,284	5,889	764	1,534	44,819
Distribution and service fees, Class A	71	1,943	111	416	5,947
Distribution and service fees, Class C	11	398	25	37	14,044
Distribution and service fees, Administrative Class	—	18	—	—	—
Administration and accounting fees	271	1,291	91	196	6,770
Transfer agent fees and expenses	110	537	35	77	2,867
Sub-transfer agent fees and expenses, Class A	34	459	46	152	1,524
Sub-transfer agent fees and expenses, Class C	1	26	3	3	998
Sub-transfer agent fees and expenses, Class P	9	74	3	— (1)	1,364
Sub-transfer agent fees and expenses, Institutional Class	235	151	34	21	1,299
Sub-transfer agent fees and expenses, Administrative Class	—	6	—	—	—
Custodian fees	37	8	10	4	60
Printing fees and expenses	12	75	8	13	383
Professional fees	50	49	33	35	124
Interest expense and/or commitment fees	6	34	2	4	148
Registration fees	59	83	49	44	200
Trustees’ fees and expenses	14	67	4	9	343
Miscellaneous expenses	45	162	22	59	1,405
Total expenses	3,249	11,270	1,240	2,604	82,295
Less net expenses reimbursed and/or waived by investment adviser and/or administrator (2)	(615)	(69)	(4)	(3)	(49)
Net expenses	2,634	11,201	1,236	2,601	82,246
Net investment income (loss)	6,435	(4,902)	46	(130)	84,377
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(5,378)	73,379	2,936	21,771	205,240
Investment in affiliates	—	—	—	—	(285)
Foreign currency transactions	(523)	—	(82)	3	—
Foreign capital gains tax	(834)	—	—	—	—
Written options	—	—	—	—	10,104
Net change in unrealized appreciation (depreciation) on:
Investments	(80,789)	(390,971)	(25,118)	(28,280)	(1,547,753)
Investment in affiliates	—	—	—	—	162
Foreign currency transactions	(64)	—	(15)	(2)	—
Foreign capital gains tax	1,083	—	—	—	—
Written options	—	—	—	—	3,067
Net realized and unrealized gain (loss) on investments	(86,505)	(317,592)	(22,279)	(6,508)	(1,329,465)
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED June 30, 2022
($ reported in thousands)
	Emerging Markets Opportunities Fund	Focused Growth Fund	Global Small-Cap Fund	Health Sciences Fund	Income & Growth Fund
Net increase (decrease) in net assets resulting from operations	$(80,070)	$(322,494)	$(22,233)	$ (6,638)	$(1,245,088)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED June 30, 2022
($ reported in thousands)
	Mid-Cap Growth Fund	NFJ Dividend Value Fund	NFJ International Value Fund	NFJ Large-Cap Value Fund	NFJ Mid-Cap Value Fund
Investment Income
Dividends	$ 2,143	$ 20,648	$ 4,944	$ 5,652	$ 23,339
Foreign taxes withheld	—	(203)	(496)	— (1)	(42)
Total investment income	2,143	20,445	4,448	5,652	23,297
Expenses
Investment advisory fees	2,056	3,826	833	1,481	7,539
Distribution and service fees, Class A	844	1,052	160	455	1,438
Distribution and service fees, Class C	114	162	26	35	356
Distribution and service fees, Administrative Class	6	87	4	1	107
Administration and accounting fees	437	842	144	331	1,352
Transfer agent fees and expenses	177	352	59	133	557
Sub-transfer agent fees and expenses, Class A	207	527	104	175	696
Sub-transfer agent fees and expenses, Class C	6	13	3	3	32
Sub-transfer agent fees and expenses, Class P	23	165	24	19	195
Sub-transfer agent fees and expenses, Institutional Class	60	130	29	110	367
Sub-transfer agent fees and expenses, Administrative Class	3	32	1	— (1)	31
Custodian fees	—	—	25	1	—
Printing fees and expenses	27	34	8	19	63
Professional fees	34	39	37	33	49
Interest expense and/or commitment fees	13	20	3	8	34
Registration fees	67	88	78	71	91
Trustees’ fees and expenses	22	43	7	17	70
Miscellaneous expenses	93	140	75	65	178
Total expenses	4,189	7,552	1,620	2,957	13,155
Less net expenses reimbursed and/or waived by investment adviser and/or administrator (2)	— (1)	(66)	(30)	—	(1,553)
Plus net expenses recaptured	—	—	—	— (1)	—
Net expenses	4,189	7,486	1,590	2,957	11,602
Net investment income (loss)	(2,046)	12,959	2,858	2,695	11,695
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	9,567	127,450	9,923	46,181	214,751
Foreign currency transactions	—	—	(23)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(158,309)	(166,182)	(42,771)	(67,038)	(299,346)
Foreign currency transactions	—	—	(38)	—	—
Net realized and unrealized gain (loss) on investments	(148,742)	(38,732)	(32,909)	(20,857)	(84,595)
Net increase (decrease) in net assets resulting from operations	$(150,788)	$ (25,773)	$(30,051)	$(18,162)	$ (72,900)

(1)	Amount is less than $500.
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED June 30, 2022
($ reported in thousands)
	NFJ Small-Cap Value Fund	Small-Cap Fund	Technology Fund
Investment Income
Dividends	$ 9,418	$ 2,380	$ 8,238
Foreign taxes withheld	(65)	(2)	(402)
Total investment income	9,353	2,378	7,836
Expenses
Investment advisory fees	3,029	1,017	19,188
Distribution and service fees, Class A	737	203	1,813
Distribution and service fees, Class C	15	45	446
Distribution and service fees, Administrative Class	88	—	40
Administration and accounting fees	503	174	2,096
Transfer agent fees and expenses	206	68	874
Sub-transfer agent fees and expenses, Class A	487	66	737
Sub-transfer agent fees and expenses, Class C	2	4	41
Sub-transfer agent fees and expenses, Class P	20	21	135
Sub-transfer agent fees and expenses, Institutional Class	66	38	1,123
Sub-transfer agent fees and expenses, Administrative Class	17	—	64
Custodian fees	—	1	26
Printing fees and expenses	23	13	111
Professional fees	38	32	63
Interest expense and/or commitment fees	13	6	54
Registration fees	86	72	97
Trustees’ fees and expenses	27	8	113
Miscellaneous expenses	70	36	222
Total expenses	5,427	1,804	27,243
Less net expenses reimbursed and/or waived by investment adviser and/or administrator (1)	(157)	(52)	(39)
Net expenses	5,270	1,752	27,204
Net investment income (loss)	4,083	626	(19,368)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	59,886	6,855	58,617
Foreign currency transactions	(4)	—	53
Written options	—	—	4,321
Net change in unrealized appreciation (depreciation) on:
Investments	(113,054)	(43,808)	(693,251)
Foreign currency transactions	— (2)	—	(306)
Written options	—	—	(5,019)
Net realized and unrealized gain (loss) on investments	(53,172)	(36,953)	(635,585)
Net increase (decrease) in net assets resulting from operations	$ (49,089)	$(36,327)	$(654,953)

(1)	See Note 4D in Notes to Financial Statements.
(2)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Emerging Markets Opportunities Fund		Focused Growth Fund		Global Small-Cap Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 6,435	$ 3,567	$ (4,902)	$ (5,397)	$ 46	$ (379)
Net realized gain (loss)	(6,735)	65,009	73,379	252,636	2,854	25,830
Net change in unrealized appreciation (depreciation)	(79,770)	35,507	(390,971)	239,898	(25,133)	10,708
Increase (decrease) in net assets resulting from operations	(80,070)	104,083	(322,494)	487,137	(22,233)	36,159
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(397)	(332)	(141,631)	(61,955)	(12,359)	(2,066)
Class C	—	(—) (1)	(12,875)	(7,421)	(853)	(208)
Class R	—	—	—	(2,811)	—	—
Class P	(163)	(215)	(23,010)	(11,539)	(726)	(213)
Institutional Class	(4,023)	(2,694)	(40,132)	(17,047)	(8,802)	(1,361)
Class R6	(727)	(371)	(36,559)	(15,711)	—	—
Administrative Class	—	—	(1,643)	(563)	—	—
Total dividends and distributions to shareholders	(5,310)	(3,612)	(255,850)	(117,047)	(22,740)	(3,848)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(4,768)	(11,810)	6,578	19,585	5,131	(1,210)
Class C	(622)	(1,106)	(2,532)	(8,647)	(478)	(2,124)
Class R	—	—	—	(24,766)	—	—
Class P	1,288	(10,319)	(18,166)	(5,468)	(84)	(2,742)
Institutional Class	(71,138)	(52,891)	4,628	(12,240)	2,972	(2,151)
Class R6	9,813	2,631	67,282	12,989	—	—
Administrative Class	—	—	2,780	553	—	—
Increase (decrease) in net assets from capital transactions	(65,427)	(73,495)	60,570	(17,994)	7,541	(8,227)
Net increase (decrease) in net assets	(150,807)	26,976	(517,774)	352,096	(37,432)	24,084
Net Assets
Beginning of period	280,503	253,527	1,428,449	1,076,353	98,638	74,554
End of Period	$ 129,696	$ 280,503	$ 910,675	$ 1,428,449	$ 61,206	$ 98,638

(1)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Health Sciences Fund		Income & Growth Fund		Mid-Cap Growth Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (130)	$ (53)	$ 84,377	$ 64,159	$ (2,046)	$ (3,184)
Net realized gain (loss)	21,774	35,049	215,059	496,113	9,567	128,765
Net increase from payment by affiliate	—	—	—	—	—	33
Net change in unrealized appreciation (depreciation)	(28,282)	8,655	(1,544,524)	974,178	(158,309)	50,638
Increase (decrease) in net assets resulting from operations	(6,638)	43,651	(1,245,088)	1,534,450	(150,788)	176,252
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(32,177)	(20,304)	(159,641)	(140,468)	(98,558)	(34,098)
Class C	(981)	(673)	(95,276)	(93,016)	(4,311)	(2,224)
Class R	—	—	—	(323)	—	(248)
Class P	(179)	(18)	(109,170)	(106,526)	(4,010)	(1,762)
Institutional Class	(4,284)	(1,858)	(97,525)	(71,571)	(17,067)	(4,702)
Administrative Class	—	—	—	—	(664)	(218)
Total dividends and distributions to shareholders	(37,621)	(22,853)	(461,612)	(411,904)	(124,610)	(43,252)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	17,203	2,772	153,524	388,362	61,552	11,620
Class C	866	(697)	(17,195)	4,472	(948)	(4,674)
Class R	—	—	—	(6,855)	—	(2,164)
Class P	1,666	837	(272,790)	272,603	(16,368)	10,048
Institutional Class	7,461	8,001	307,064	323,412	27,608	(9,976)
Administrative Class	—	—	—	—	387	404
Increase (decrease) in net assets from capital transactions	27,196	10,913	170,603	981,994	72,231	5,258
Net increase (decrease) in net assets	(17,063)	31,711	(1,536,097)	2,104,540	(203,167)	138,258
Net Assets
Beginning of period	195,337	163,626	7,009,122	4,904,582	489,028	350,770
End of Period	$ 178,274	$ 195,337	$ 5,473,025	$ 7,009,122	$ 285,861	$ 489,028
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NFJ Dividend Value Fund		NFJ International Value Fund		NFJ Large-Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 12,959	$ 12,582	$ 2,858	$ 2,183	$ 2,695	$ 2,943
Net realized gain (loss)	127,450	71,321	9,900	29,101	46,181	19,471
Net change in unrealized appreciation (depreciation)	(166,182)	165,714	(42,809)	16,296	(67,038)	77,782
Increase (decrease) in net assets resulting from operations	(25,773)	249,617	(30,051)	47,580	(18,162)	100,196
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(27,364)	(5,022)	(1,231)	(1,133)	(11,330)	(1,253)
Class C	(907)	(105)	(39)	(71)	(192)	(4)
Class R	—	(460)	—	(62)	—	(5)
Class P	(12,521)	(3,256)	(513)	(494)	(1,169)	(176)
Institutional Class	(7,072)	(1,922)	(1,021)	(870)	(7,866)	(1,404)
Class R6	(5,785)	(1,275)	(61)	(35)	(6)	—
Administrative Class	(2,231)	(386)	(30)	(92)	(32)	(5)
Total dividends and distributions to shareholders	(55,880)	(12,426)	(2,895)	(2,757)	(20,595)	(2,847)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(15,519)	(3,614)	(7,951)	(1,129)	(4,142)	(15,877)
Class C	(5,103)	(27,778)	(1,244)	(5,828)	(905)	(5,531)
Class R	—	(66,178)	—	(5,730)	—	(1,567)
Class P	(40,573)	(69,232)	(4,145)	(3,918)	(3,215)	(391)
Institutional Class	(21,044)	(27,513)	879	(1,414)	(945)	(2,360)
Class R6	(1,837)	2,320	1,570	1,073	100	—
Administrative Class	3,460	29	656	(1,691)	1	(827)
Increase (decrease) in net assets from capital transactions	(80,616)	(191,966)	(10,235)	(18,637)	(9,106)	(26,553)
Net increase (decrease) in net assets	(162,269)	45,225	(43,181)	26,186	(47,863)	70,796
Net Assets
Beginning of period	891,426	846,201	155,651	129,465	338,817	268,021
End of Period	$ 729,157	$ 891,426	$ 112,470	$ 155,651	$ 290,954	$ 338,817
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NFJ Mid-Cap Value Fund		NFJ Small-Cap Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 11,695	$ 15,541	$ 4,083	$ 8,281
Net realized gain (loss)	214,751	204,111	59,882	39,717
Net change in unrealized appreciation (depreciation)	(299,346)	239,159	(113,054)	155,565
Increase (decrease) in net assets resulting from operations	(72,900)	458,811	(49,089)	203,563
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(66,580)	(5,490)	(25,065)	(6,283)
Class C	(5,140)	(140)	(140)	(25)
Class R	—	(188)	—	(213)
Class P	(30,390)	(4,347)	(1,457)	(494)
Institutional Class	(51,577)	(6,026)	(5,349)	(2,006)
Class R6	(8,923)	(1,245)	(5,537)	(1,728)
Administrative Class	(4,770)	(405)	(3,012)	(739)
Total dividends and distributions to shareholders	(167,380)	(17,841)	(40,560)	(11,488)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	1,124	(49,641)	(33,996)	(44,138)
Class C	(3,666)	(10,522)	53	(614)
Class R	—	(21,908)	—	(19,765)
Class P	(104,458)	(46,511)	(6,610)	(5,628)
Institutional Class	(4,658)	(63,448)	(23,666)	(40,173)
Class R6	16,625	(6,229)	(13,538)	(27,873)
Administrative Class	(7,987)	2,378	(1,513)	(9,675)
Increase (decrease) in net assets from capital transactions	(103,020)	(195,881)	(79,270)	(147,866)
Net increase (decrease) in net assets	(343,300)	245,089	(168,919)	44,209
Net Assets
Beginning of period	1,470,416	1,225,327	572,395	528,186
End of Period	$ 1,127,116	$ 1,470,416	$ 403,476	$ 572,395
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Small-Cap Fund		Technology Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 626	$ (81)	$ (19,368)	$ (22,167)
Net realized gain (loss)	6,855	29,832	62,991	739,284
Net change in unrealized appreciation (depreciation)	(43,808)	30,187	(698,576)	119,755
Increase (decrease) in net assets resulting from operations	(36,327)	59,938	(654,953)	836,872
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(10,641)	(78)	(225,190)	(139,871)
Class C	(633)	(—) (1)	(25,330)	(17,152)
Class P	(3,156)	(73)	(29,704)	(29,816)
Institutional Class	(6,896)	(131)	(306,251)	(197,487)
Class R6	(1,124)	(28)	—	—
Administrative Class	—	—	(4,115)	(13,247)
Total dividends and distributions to shareholders	(22,450)	(310)	(590,590)	(397,573)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	4,473	(2,656)	120,881	6,290
Class C	44	(1,549)	11,085	96
Class P	(8,470)	2,947	(90,576)	2,894
Institutional Class	29,872	1,705	73,175	135,952
Class R6	1,739	(3,921)	—	—
Administrative Class	—	—	(73,817)	72,833
Increase (decrease) in net assets from capital transactions	27,658	(3,474)	40,748	218,065
Net increase (decrease) in net assets	(31,119)	56,154	(1,204,795)	657,364
Net Assets
Beginning of period	166,356	110,202	2,534,806	1,877,442
End of Period	$ 135,237	$ 166,356	$ 1,330,011	$ 2,534,806

(1)	Amount is less than $500.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Emerging Markets Opportunities Fund
Class A
7/1/21 to 6/30/22	$ 37.61	0.75	(10.52)	(9.77)	(0.45)	—	—	(0.45)	—	(10.22)	$ 27.39	(26.17) %	$ 20,341	1.29%	1.45%	2.28%	112%
7/1/20 to 6/30/21	25.88	0.33	11.71	12.04	(0.31)	—	—	(0.31)	—	11.73	37.61	46.70	33,740	1.28 (6)	1.57	0.98	80
7/1/19 to 6/30/20	27.06	0.46	(1.08)	(0.62)	(0.56)	—	—	(0.56)	—	(1.18)	25.88	(2.45)	32,514	1.28	1.63	1.75	83
7/1/18 to 6/30/19	28.53	0.56	(1.55)	(0.99)	(0.48)	—	—	(0.48)	—	(1.47)	27.06	(3.29)	48,388	1.26	1.61	2.08	101
7/1/17 to 6/30/18	26.59	0.41	1.85	2.26	(0.32)	—	—	(0.32)	—	1.94	28.53	8.44	108,279	1.26	1.61	1.36	88
Class C
7/1/21 to 6/30/22	$ 37.41	0.53	(10.52)	(9.99)	—	—	—	—	—	(9.99)	$ 27.42	(26.70) %	$ 770	2.04%	2.21%	1.61%	112%
7/1/20 to 6/30/21	25.69	0.07	11.65	11.72	— (7)	—	—	—	—	11.72	37.41	45.62	1,713	2.03 (6)	2.30	0.22	80
7/1/19 to 6/30/20	26.81	0.28	(1.10)	(0.82)	(0.30)	—	—	(0.30)	—	(1.12)	25.69	(3.16)	2,022	2.03	2.38	1.08	83
7/1/18 to 6/30/19	28.05	0.31	(1.45)	(1.14)	(0.10)	—	—	(0.10)	—	(1.24)	26.81	(4.05)	3,675	2.01	2.36	1.15	101
7/1/17 to 6/30/18	26.13	0.16	1.84	2.00	(0.08)	—	—	(0.08)	—	1.92	28.05	7.63	8,113	2.01	2.36	0.55	88
Class P
7/1/21 to 6/30/22	$ 36.71	0.79	(10.24)	(9.45)	(0.61)	—	—	(0.61)	—	(10.06)	$ 26.65	(26.00) %	$ 6,578	1.04%	1.18%	2.48%	112%
7/1/20 to 6/30/21	25.30	0.33	11.53	11.86	(0.45)	—	—	(0.45)	—	11.41	36.71	47.12	7,945	1.02 (6)	1.32	1.05	80
7/1/19 to 6/30/20	26.46	0.53	(1.06)	(0.53)	(0.63)	—	—	(0.63)	—	(1.16)	25.30	(2.19)	12,814	1.03	1.38	2.07	83
7/1/18 to 6/30/19	28.02	0.55	(1.47)	(0.92)	(0.64)	—	—	(0.64)	—	(1.56)	26.46	(3.05)	20,454	1.01	1.36	2.08	101
7/1/17 to 6/30/18	26.17	0.46	1.84	2.30	(0.45)	—	—	(0.45)	—	1.85	28.02	8.71	29,887	1.01	1.36	1.55	88
Institutional Class
7/1/21 to 6/30/22	$ 37.62	0.78	(10.43)	(9.65)	(0.64)	—	—	(0.64)	—	(10.29)	$ 27.33	(25.92) %	$ 72,307	0.94%	1.19%	2.37%	112%
7/1/20 to 6/30/21	25.91	0.48	11.70	12.18	(0.47)	—	—	(0.47)	—	11.71	37.62	47.27	206,383	0.93 (6)	1.26	1.43	80
7/1/19 to 6/30/20	27.10	0.54	(1.06)	(0.52)	(0.67)	—	—	(0.67)	—	(1.19)	25.91	(2.11)	186,595	0.93	1.28	2.05	83
7/1/18 to 6/30/19	28.72	0.54	(1.47)	(0.93)	(0.69)	—	—	(0.69)	—	(1.62)	27.10	(2.97)	282,196	0.91	1.26	2.03	101
7/1/17 to 6/30/18	26.83	0.53	1.85	2.38	(0.49)	—	—	(0.49)	—	1.89	28.72	8.79	197,536	0.91	1.26	1.74	88
Class R6
7/1/21 to 6/30/22	$ 37.40	0.86	(10.43)	(9.57)	(0.68)	—	—	(0.68)	—	(10.25)	$ 27.15	(25.89) %	$ 29,700	0.89%	1.08%	2.64%	112%
7/1/20 to 6/30/21	25.78	0.49	11.64	12.13	(0.51)	—	—	(0.51)	—	11.62	37.40	47.34	30,722	0.88 (6)	1.18	1.47	80
7/1/19 to 6/30/20	26.96	0.54	(1.03)	(0.49)	(0.69)	—	—	(0.69)	—	(1.18)	25.78	(2.04)	19,582	0.88	1.23	2.10	83
7/1/18 to 6/30/19	28.57	0.57	(1.48)	(0.91)	(0.70)	—	—	(0.70)	—	(1.61)	26.96	(2.93)	23,647	0.86	1.21	2.13	101
7/1/17 to 6/30/18	26.69	0.62	1.76	2.38	(0.50)	—	—	(0.50)	—	1.88	28.57	8.85	24,277	0.86	1.21	2.03	88

Focused Growth Fund
Class A
7/1/21 to 6/30/22	$ 79.25	(0.32)	(16.15)	(16.47)	—	—	(13.67)	(13.67)	—	(30.14)	$ 49.11	(25.81) %	$ 537,276	0.94% (8)	0.94%	(0.45) %	22%
7/1/20 to 6/30/21	58.46	(0.35)	27.26	26.91	—	—	(6.12)	(6.12)	—	20.79	79.25	47.50	860,373	0.97 (6)	1.04	(0.50)	50
7/1/19 to 6/30/20	53.33	(0.10)	12.28	12.18	—	—	(7.05)	(7.05)	—	5.13	58.46	24.74	618,302	1.00	1.12	(0.20)	63
7/1/18 to 6/30/19	56.83	(0.08)	2.48	2.40	—	—	(5.90)	(5.90)	—	(3.50)	53.33	6.79	577,106	1.00	1.12	(0.15)	50
7/1/17 to 6/30/18	46.62	— (7)	10.92	10.92	—	—	(0.71)	(0.71)	—	10.21	56.83	23.53	421,188	0.99	1.11	—	40
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Focused Growth Fund (Continued)
Class C
7/1/21 to 6/30/22	$ 43.67	(0.43)	(7.06)	(7.49)	—	—	(13.67)	(13.67)	—	(21.16)	$ 22.51	(26.37) %	$ 24,361	1.70% (8)	1.70%	(1.22) %	22%
7/1/20 to 6/30/21	34.58	(0.50)	15.71	15.21	—	—	(6.12)	(6.12)	—	9.09	43.67	46.39	48,650	1.73 (8)	1.79	(1.25)	50
7/1/19 to 6/30/20	34.42	(0.31)	7.52	7.21	—	—	(7.05)	(7.05)	—	0.16	34.58	23.79	45,878	1.77	1.87	(0.97)	63
7/1/18 to 6/30/19	39.41	(0.36)	1.27	0.91	—	—	(5.90)	(5.90)	—	(4.99)	34.42	5.93	48,706	1.77	1.87	(0.93)	50
7/1/17 to 6/30/18	32.76	(0.29)	7.65	7.36	—	—	(0.71)	(0.71)	—	6.65	39.41	22.59	233,854	1.76	1.86	(0.77)	40
Class P
7/1/21 to 6/30/22	$ 54.85	(0.11)	(9.97)	(10.08)	—	—	(13.67)	(13.67)	—	(23.75)	$ 31.10	(25.62) %	$ 45,888	0.71% (8)	0.71%	(0.23) %	22%
7/1/20 to 6/30/21	41.83	(0.13)	19.27	19.14	—	—	(6.12)	(6.12)	—	13.02	54.85	47.83	105,688	0.73 (8)	0.80	(0.26)	50
7/1/19 to 6/30/20	39.91	0.01	8.96	8.97	—	—	(7.05)	(7.05)	—	1.92	41.83	25.03	84,929	0.77	0.87	0.03	63
7/1/18 to 6/30/19	44.18	0.03	1.60	1.63	—	—	(5.90)	(5.90)	—	(4.27)	39.91	7.01	91,265	0.77	0.87	0.09	50
7/1/17 to 6/30/18	36.33	0.09	8.52	8.61	(0.05)	—	(0.71)	(0.76)	—	7.85	44.18	23.84	109,456	0.76	0.86	0.23	40
Institutional Class
7/1/21 to 6/30/22	$ 71.58	(0.12)	(14.24)	(14.36)	—	—	(13.67)	(13.67)	—	(28.03)	$ 43.55	(25.61) %	$ 127,274	0.67%	0.70%	(0.19) %	22%
7/1/20 to 6/30/21	53.11	(0.12)	24.71	24.59	—	—	(6.12)	(6.12)	—	18.47	71.58	47.94	209,066	0.67	0.74	(0.19)	50
7/1/19 to 6/30/20	48.89	0.06	11.21	11.27	—	—	(7.05)	(7.05)	—	4.22	53.11	25.15	165,726	0.67	0.77	0.13	63
7/1/18 to 6/30/19	52.51	0.09	2.19	2.28	—	—	(5.90)	(5.90)	—	(3.62)	48.89	7.15	162,173	0.67	0.77	0.18	50
7/1/17 to 6/30/18	43.02	0.16	10.08	10.24	(0.04)	—	(0.71)	(0.75)	—	9.49	52.51	23.93	177,278	0.66	0.76	0.33	40
Class R6
7/1/21 to 6/30/22	$ 71.80	(0.08)	(14.31)	(14.39)	—	—	(13.67)	(13.67)	—	(28.06)	$ 43.74	(25.57) %	$ 170,153	0.62%	0.63%	(0.14) %	22%
7/1/20 to 6/30/21	53.23	(0.10)	24.79	24.69	—	—	(6.12)	(6.12)	—	18.57	71.80	48.02	198,031	0.62	0.68	(0.15)	50
7/1/19 to 6/30/20	48.96	0.09	11.23	11.32	—	—	(7.05)	(7.05)	—	4.27	53.23	25.22	136,519	0.62	0.72	0.19	63
7/1/18 to 6/30/19	52.56	0.11	2.19	2.30	—	—	(5.90)	(5.90)	—	(3.60)	48.96	7.18	134,485	0.62	0.72	0.23	50
7/1/17 to 6/30/18	43.04	0.19	10.10	10.29	(0.06)	—	(0.71)	(0.77)	—	9.52	52.56	24.03	114,054	0.61	0.71	0.38	40
Administrative Class
7/1/21 to 6/30/22	$ 64.69	(0.24)	(12.46)	(12.70)	—	—	(13.67)	(13.67)	—	(26.37)	$ 38.32	(25.79) %	$ 5,723	0.92%	0.97%	(0.44) %	22%
7/1/20 to 6/30/21	48.56	(0.26)	22.51	22.25	—	—	(6.12)	(6.12)	—	16.13	64.69	47.60	6,641	0.92	1.00	(0.44)	50
7/1/19 to 6/30/20	45.36	(0.05)	10.30	10.25	—	—	(7.05)	(7.05)	—	3.20	48.56	24.84	4,518	0.92	1.02	(0.11)	63
7/1/18 to 6/30/19	49.33	(0.04)	1.97	1.93	—	—	(5.90)	(5.90)	—	(3.97)	45.36	6.88	5,138	0.92	1.02	(0.08)	50
7/1/17 to 6/30/18	40.51	0.03	9.50	9.53	—	—	(0.71)	(0.71)	—	8.82	49.33	23.63	4,017	0.91	1.01	0.07	40

Global Small-Cap Fund
Class A
7/1/21 to 6/30/22	$ 52.31	(0.02)	(10.43)	(10.45)	—	—	(13.53)	(13.53)	—	(23.98)	$ 28.33	(26.07) %	$ 32,248	1.56% (8)(9)	1.55%	(0.04) %	90%
7/1/20 to 6/30/21	35.72	(0.25)	19.01	18.76	—	—	(2.17)	(2.17)	—	16.59	52.31	53.24	51,169	1.60 (8)	1.60	(0.54)	106
7/1/19 to 6/30/20	39.37	(0.23)	(0.47)	(0.70)	—	—	(2.95)	(2.95)	—	(3.65)	35.72	(2.20)	36,141	1.63	1.63	(0.63)	93
7/1/18 to 6/30/19	51.40	(0.14)	(3.88)	(4.02)	—	—	(8.01)	(8.01)	—	(12.03)	39.37	(4.64)	46,947	1.62	1.62	(0.34)	85
7/1/17 to 6/30/18	47.75	(0.26)	8.28	8.02	(0.10)	—	(4.27)	(4.37)	—	3.65	51.40 (10)	17.08 (10)	56,929	1.62	1.62	(0.51)	77
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Global Small-Cap Fund (Continued)
Class C
7/1/21 to 6/30/22	$ 42.24	(0.29)	(7.73)	(8.02)	—	—	(13.53)	(13.53)	—	(21.55)	$ 20.69	(26.64) %	$ 1,438	2.32% (8)	2.32%	(0.90) %	90%
7/1/20 to 6/30/21	29.36	(0.50)	15.55	15.05	—	—	(2.17)	(2.17)	—	12.88	42.24	52.11	3,374	2.35 (8)	2.35	(1.34)	106
7/1/19 to 6/30/20	33.10	(0.42)	(0.37)	(0.79)	—	—	(2.95)	(2.95)	—	(3.74)	29.36	(2.92)	4,120	2.38	2.38	(1.39)	93
7/1/18 to 6/30/19	45.13	(0.45)	(3.57)	(4.02)	—	—	(8.01)	(8.01)	—	(12.03)	33.10	(5.37)	7,354	2.37	2.37	(1.18)	85
7/1/17 to 6/30/18	42.62	(0.57)	7.35	6.78	—	—	(4.27)	(4.27)	—	2.51	45.13 (10)	16.21 (10)	19,630	2.37	2.37	(1.25)	77
Class P
7/1/21 to 6/30/22	$ 57.32	0.09	(11.75)	(11.66)	—	—	(13.53)	(13.53)	—	(25.19)	$ 32.13	(25.87) %	$ 2,067	1.30% (8)	1.30%	0.20%	90%
7/1/20 to 6/30/21	38.89	(0.19)	20.79	20.60	—	—	(2.17)	(2.17)	—	18.43	57.32	53.64	3,609	1.35 (8)	1.35	(0.38)	106
7/1/19 to 6/30/20	42.51	(0.18)	(0.49)	(0.67)	—	—	(2.95)	(2.95)	—	(3.62)	38.89	(1.96)	4,444	1.37	1.37	(0.44)	93
7/1/18 to 6/30/19	54.57	(0.06)	(3.99)	(4.05)	—	—	(8.01)	(8.01)	—	(12.06)	42.51	(4.40)	11,675	1.37	1.37	(0.13)	85
7/1/17 to 6/30/18	50.40	(0.15)	8.75	8.60	(0.16)	—	(4.27)	(4.43)	—	4.17	54.57 (10)	17.36 (10)	18,262	1.37	1.37	(0.27)	77
Institutional Class
7/1/21 to 6/30/22	$ 58.13	0.11	(11.97)	(11.86)	—	—	(13.53)	(13.53)	—	(25.39)	$ 32.74	(25.86) %	$ 25,453	1.28%	1.29%	0.23%	90%
7/1/20 to 6/30/21	39.39	(0.10)	21.01	20.91	—	—	(2.17)	(2.17)	—	18.74	58.13	53.75	40,486	1.27 (6)	1.30	(0.20)	106
7/1/19 to 6/30/20	42.97	(0.13)	(0.50)	(0.63)	—	—	(2.95)	(2.95)	—	(3.58)	39.39	(1.84)	29,849	1.27	1.27	(0.32)	93
7/1/18 to 6/30/19	55.01	0.01	(4.04)	(4.03)	—	—	(8.01)	(8.01)	—	(12.04)	42.97	(4.32)	67,916	1.27	1.27	0.01	85
7/1/17 to 6/30/18	50.77	(0.09)	8.81	8.72	(0.21)	—	(4.27)	(4.48)	—	4.24	55.01 (10)	17.48 (10)	98,623	1.27	1.27	(0.17)	77

Health Sciences Fund
Class A
7/1/21 to 6/30/22	$ 38.11	(0.03)	(0.65)	(0.68)	—	—	(7.49)	(7.49)	—	(8.17)	$ 29.94	(3.75) %	$ 149,236	1.37% (8)	1.37%	(0.08) %	114%
7/1/20 to 6/30/21	34.21	(0.01)	8.76	8.75	(0.03)	—	(4.82)	(4.85)	—	3.90	38.11	27.66	169,577	1.43 (8)	1.43	(0.04)	102
7/1/19 to 6/30/20	32.27	0.05	4.22	4.27	(0.01)	—	(2.32)	(2.33)	—	1.94	34.21	13.37	148,223	1.47	1.47	0.15	91
7/1/18 to 6/30/19	33.27	0.02	3.57	3.59	(0.31)	—	(4.28)	(4.59)	—	(1.00)	32.27	13.14	147,068	1.47	1.47	0.06	102
7/1/17 to 6/30/18	31.61	(0.02)	1.68	1.66	—	—	—	—	—	1.66	33.27	5.25	141,122	1.47	1.47	(0.05)	55
Class C
7/1/21 to 6/30/22	$ 26.74	(0.19)	(0.23)	(0.42)	—	—	(7.49)	(7.49)	—	(7.91)	$ 18.83	(4.47) %	$ 3,469	2.13% (8)	2.13%	(0.82) %	114%
7/1/20 to 6/30/21	25.44	(0.21)	6.33	6.12	— (7)	—	(4.82)	(4.82)	—	1.30	26.74	26.73	3,758	2.18 (8)	2.18	(0.80)	102
7/1/19 to 6/30/20	24.71	(0.15)	3.20	3.05	—	—	(2.32)	(2.32)	—	0.73	25.44	12.52	4,221	2.22	2.22	(0.60)	91
7/1/18 to 6/30/19	26.43	(0.19)	2.75	2.56	—	—	(4.28)	(4.28)	—	(1.72)	24.71	12.34	4,131	2.22	2.22	(0.75)	102
7/1/17 to 6/30/18	25.30	(0.21)	1.34	1.13	—	—	—	—	—	1.13	26.43	4.47	8,218	2.22	2.22	(0.81)	55
Class P
7/1/21 to 6/30/22	$ 38.79	0.13	(0.72)	(0.59)	—	—	(7.49)	(7.49)	—	(8.08)	$ 30.71	(3.42) %	$ 2,125	1.04% (8)	1.04%	0.39%	114%
7/13/20 (11) to 6/30/21	35.14	0.09	8.62	8.71	(0.24)	—	(4.82)	(5.06)	—	3.65	38.79	26.91	880	1.13 (8)	1.13	0.25	102 (12)
Institutional Class
7/1/21 to 6/30/22	$ 38.87	0.04	(0.67)	(0.63)	—	—	(7.49)	(7.49)	—	(8.12)	$ 30.75	(3.53) %	$ 23,444	1.12%	1.14%	0.11%	114%
7/1/20 to 6/30/21	34.85	0.10	8.94	9.04	(0.20)	—	(4.82)	(5.02)	—	4.02	38.87	28.07	21,122	1.12	1.14	0.28	102
7/1/19 to 6/30/20	32.76	0.15	4.30	4.45	(0.04)	—	(2.32)	(2.36)	—	2.09	34.85	13.76	11,182	1.12	1.12	0.45	91
7/1/18 to 6/30/19	33.69	0.13	3.63	3.76	(0.41)	—	(4.28)	(4.69)	—	(0.93)	32.76	13.54	4,290	1.12	1.12	0.39	102
7/1/17 to 6/30/18	31.90	0.10	1.69	1.79	—	—	—	—	—	1.79	33.69	5.61	2,854	1.12	1.12	0.29	55
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Income & Growth Fund
Class A
7/1/21 to 6/30/22	$ 13.26	0.16	(2.38)	(2.22)	(0.19)	—	(0.65)	(0.84)	—	(3.06)	$ 10.20	(17.65) %	$1,963,340	1.14% (8)	1.14%	1.28%	70%
7/1/20 to 6/30/21	10.89	0.14	3.07	3.21	(0.19)	—	(0.65)	(0.84)	—	2.37	13.26	30.29	2,403,182	1.19 (6)(8)	1.22	1.11	83
7/1/19 to 6/30/20	11.01	0.18	0.54	0.72	(0.21)	—	(0.63)	(0.84)	—	(0.12)	10.89	6.98	1,631,126	1.28	1.29	1.65	93
7/1/18 to 6/30/19	11.34	0.20	0.38	0.58	(0.25)	—	(0.66)	(0.91)	—	(0.33)	11.01 (10)	5.45 (10)	1,458,642	1.28	1.29	1.84	66
7/1/17 to 6/30/18	11.24	0.23	0.82	1.05	(0.28)	—	(0.67)	(0.95)	—	0.10	11.34	9.58	1,250,639	1.28	1.29	1.99	102
Class C
7/1/21 to 6/30/22	$ 11.94	0.06	(2.14)	(2.08)	(0.11)	—	(0.65)	(0.76)	—	(2.84)	$ 9.10	(18.31) %	$1,096,937	1.90% (8)	1.90%	0.51%	70%
7/1/20 to 6/30/21	9.89	0.04	2.78	2.82	(0.12)	—	(0.65)	(0.77)	—	2.05	11.94	29.31	1,467,948	1.95 (6)(8)	1.98	0.36	83
7/1/19 to 6/30/20	10.07	0.09	0.50	0.59	(0.14)	—	(0.63)	(0.77)	—	(0.18)	9.89	6.31	1,215,780	2.03	2.04	0.90	93
7/1/18 to 6/30/19	10.46	0.11	0.34	0.45	(0.18)	—	(0.66)	(0.84)	—	(0.39)	10.07 (10)	4.60 (10)	1,234,667	2.03	2.04	1.09	66
7/1/17 to 6/30/18	10.44	0.13	0.76	0.89	(0.20)	—	(0.67)	(0.87)	—	0.02	10.46	8.78	1,116,788	2.03	2.04	1.24	102
Class P
7/1/21 to 6/30/22	$ 13.67	0.19	(2.46)	(2.27)	(0.21)	—	(0.65)	(0.86)	—	(3.13)	$ 10.54	(17.47) %	$1,176,186	0.91% (8)	0.91%	1.49%	70%
7/1/20 to 6/30/21	11.20	0.17	3.17	3.34	(0.22)	—	(0.65)	(0.87)	—	2.47	13.67	30.61	1,822,852	0.95 (6)(8)	0.98	1.35	83
7/1/19 to 6/30/20	11.29	0.21	0.57	0.78	(0.24)	—	(0.63)	(0.87)	—	(0.09)	11.20	7.32	1,253,364	1.03	1.04	1.90	93
7/1/18 to 6/30/19	11.61	0.23	0.38	0.61	(0.27)	—	(0.66)	(0.93)	—	(0.32)	11.29 (10)	5.64 (10)	1,122,083	1.03	1.04	2.09	66
7/1/17 to 6/30/18	11.48	0.26	0.84	1.10	(0.30)	—	(0.67)	(0.97)	—	0.13	11.61	9.90	897,716	1.03	1.04	2.24	102
Institutional Class
7/1/21 to 6/30/22	$ 13.83	0.20	(2.50)	(2.30)	(0.21)	—	(0.65)	(0.86)	—	(3.16)	$ 10.67	(17.48) %	$1,236,562	0.92% (8)	0.92%	1.51%	70%
7/1/20 to 6/30/21	11.32	0.18	3.20	3.38	(0.22)	—	(0.65)	(0.87)	—	2.51	13.83	30.71	1,315,140	0.90 (6)	0.93	1.40	83
7/1/19 to 6/30/20	11.41	0.22	0.57	0.79	(0.25)	—	(0.63)	(0.88)	—	(0.09)	11.32	7.35	798,280	0.93	0.94	2.00	93
7/1/18 to 6/30/19	11.72	0.25	0.38	0.63	(0.28)	—	(0.66)	(0.94)	—	(0.31)	11.41 (10)	5.78 (10)	702,741	0.93	0.94	2.19	66
7/1/17 to 6/30/18	11.58	0.28	0.84	1.12	(0.31)	—	(0.67)	(0.98)	—	0.14	11.72	10.00	460,024	0.93	0.94	2.34	102

Mid-Cap Growth Fund
Class A
7/1/21 to 6/30/22	$ 5.94	(0.02)	(1.44)	(1.46)	—	—	(1.59)	(1.59)	—	(3.05)	$ 2.89	(33.42) %	$ 223,611	0.98% (8)	0.98%	(0.49) %	65%
7/1/20 to 6/30/21	4.30	(0.04)	2.26	2.22	—	—	(0.58)	(0.58)	— (7)	1.64	5.94	53.25 (13)	376,649	1.06 (8)	1.06	(0.76)	85
7/1/19 to 6/30/20	3.75	(0.02)	0.75	0.73	—	—	(0.18)	(0.18)	—	0.55	4.30	20.15	263,361	1.14	1.14	(0.66)	53
7/1/18 to 6/30/19	3.88	(0.02)	0.37	0.35	—	—	(0.48)	(0.48)	—	(0.13)	3.75	13.58	240,017	1.14	1.14	(0.66)	60
7/1/17 to 6/30/18	3.74	(0.02)	0.54	0.52	—	—	(0.38)	(0.38)	—	0.14	3.88	14.14	116,673	1.13	1.13	(0.48)	79
Class C
7/1/21 to 6/30/22	$ 4.45	(0.04)	(0.94)	(0.98)	—	—	(1.59)	(1.59)	—	(2.57)	$ 1.88	(33.91) %	$ 6,350	1.74% (8)	1.74%	(1.26) %	65%
7/1/20 to 6/30/21	3.35	(0.06)	1.74	1.68	—	—	(0.58)	(0.58)	— (7)	1.10	4.45	52.17 (13)	15,282	1.82 (8)	1.82	(1.52)	85
7/1/19 to 6/30/20	2.98	(0.04)	0.59	0.55	—	—	(0.18)	(0.18)	—	0.37	3.35	19.29	15,495	1.89	1.89	(1.41)	53
7/1/18 to 6/30/19	3.23	(0.04)	0.27	0.23	—	—	(0.48)	(0.48)	—	(0.25)	2.98	12.56	21,251	1.89	1.89	(1.34)	60
7/1/17 to 6/30/18	3.19	(0.04)	0.46	0.42	—	—	(0.38)	(0.38)	—	0.04	3.23	13.40	142,931	1.88	1.88	(1.23)	79
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Mid-Cap Growth Fund (Continued)
Class P
7/1/21 to 6/30/22	$ 7.10	(0.02)	(1.82)	(1.84)	—	—	(1.59)	(1.59)	—	(3.43)	$ 3.67	(33.30) %	$ 6,195	0.78% (8)	0.78%	(0.34) %	65%
7/1/20 to 6/30/21	5.05	(0.03)	2.66	2.63	—	—	(0.58)	(0.58)	— (7)	2.05	7.10	53.49 (13)	30,526	0.81 (8)	0.81	(0.50)	85
7/1/19 to 6/30/20	4.36	(0.02)	0.89	0.87	—	—	(0.18)	(0.18)	—	0.69	5.05	20.56	13,670	0.89	0.89	(0.41)	53
7/1/18 to 6/30/19	4.41	(0.02)	0.45	0.43	—	—	(0.48)	(0.48)	—	(0.05)	4.36	13.79	11,617	0.89	0.89	(0.39)	60
7/1/17 to 6/30/18	4.19	(0.01)	0.61	0.60	—	—	(0.38)	(0.38)	—	0.22	4.41	14.56	11,189	0.88	0.88	(0.23)	79
Institutional Class
7/1/21 to 6/30/22	$ 7.18	(0.01)	(1.86)	(1.87)	—	—	(1.59)	(1.59)	—	(3.46)	$ 3.72	(33.33) %	$ 47,978	0.76% (8)	0.76%	(0.25) %	65%
7/1/20 to 6/30/21	5.09	(0.03)	2.70	2.67	—	—	(0.58)	(0.58)	— (7)	2.09	7.18	53.86 (13)	63,690	0.78 (8)	0.78	(0.48)	85
7/1/19 to 6/30/20	4.39	(0.01)	0.89	0.88	—	—	(0.18)	(0.18)	—	0.70	5.09	20.64	54,793	0.79	0.79	(0.31)	53
7/1/18 to 6/30/19	4.43	(0.01)	0.45	0.44	—	—	(0.48)	(0.48)	—	(0.04)	4.39	13.97	36,373	0.79	0.79	(0.29)	60
7/1/17 to 6/30/18	4.21	(0.01)	0.61	0.60	—	—	(0.38)	(0.38)	—	0.22	4.43	14.47	31,876	0.78	0.78	(0.13)	79
Administrative Class
7/1/21 to 6/30/22	$ 6.43	(0.03)	(1.60)	(1.63)	—	—	(1.59)	(1.59)	—	(3.22)	$ 3.21	(33.52) %	$ 1,727	1.04%	1.05%	(0.55) %	65%
7/1/20 to 6/30/21	4.62	(0.04)	2.43	2.39	—	—	(0.58)	(0.58)	— (7)	1.81	6.43	53.26 (13)	2,881	0.99 (8)	0.99	(0.69)	85
7/1/19 to 6/30/20	4.01	(0.02)	0.81	0.79	—	—	(0.18)	(0.18)	—	0.61	4.62	20.34	1,748	1.04	1.04	(0.56)	53
7/1/18 to 6/30/19	4.11	(0.02)	0.40	0.38	—	—	(0.48)	(0.48)	—	(0.10)	4.01	13.61	1,525	1.04	1.04	(0.54)	60
7/1/17 to 6/30/18	3.94	(0.02)	0.57	0.55	—	—	(0.38)	(0.38)	—	0.17	4.11	14.19	1,441	1.03	1.03	(0.40)	79

NFJ Dividend Value Fund
Class A
7/1/21 to 6/30/22	$ 12.73	0.18	(0.61)	(0.43)	(0.18)	—	(0.68)	(0.86)	—	(1.29)	$ 11.44	(4.16) %	$ 365,634	1.01% (8)	1.01%	1.40%	65%
7/1/20 to 6/30/21	9.67	0.15	3.07	3.22	(0.16)	—	— (7)	(0.16)	—	3.06	12.73	33.47	422,719	1.02 (6)(8)	1.06	1.36	67
7/1/19 to 6/30/20	12.11	0.19	(1.01)	(0.82)	(0.20)	—	(1.42)	(1.62)	—	(2.44)	9.67	(8.54)	329,828	1.04	1.12	1.74	139
7/1/18 to 6/30/19	14.76	0.26	(0.05)	0.21	(0.26)	—	(2.60)	(2.86)	—	(2.65)	12.11	4.39	453,255	1.01	1.11	1.97	52
7/1/17 to 6/30/18	17.20	0.27	1.45	1.72	(0.28)	—	(3.88)	(4.16)	—	(2.44)	14.76	9.55	480,068	0.95	1.10	1.66	47
Class C
7/1/21 to 6/30/22	$ 13.04	0.09	(0.64)	(0.55)	(0.07)	—	(0.68)	(0.75)	—	(1.30)	$ 11.74	(4.91) %	$ 12,496	1.72% (8)	1.72%	0.68%	65%
7/1/20 to 6/30/21	9.88	0.07	3.14	3.21	(0.05)	—	— (7)	(0.05)	—	3.16	13.04	32.53	18,956	1.77 (6)(8)	1.82	0.59	67
7/1/19 to 6/30/20	12.32	0.11	(1.02)	(0.91)	(0.11)	—	(1.42)	(1.53)	—	(2.44)	9.88	(9.17)	38,900	1.79	1.87	0.98	139
7/1/18 to 6/30/19	14.92	0.17	(0.05)	0.12	(0.12)	—	(2.60)	(2.72)	—	(2.60)	12.32	3.56	75,395	1.76	1.86	1.23	52
7/1/17 to 6/30/18	17.34	0.15	1.46	1.61	(0.15)	—	(3.88)	(4.03)	—	(2.42)	14.92	8.77	231,933	1.70	1.85	0.91	47
Class P
7/1/21 to 6/30/22	$ 12.87	0.22	(0.63)	(0.41)	(0.21)	—	(0.68)	(0.89)	—	(1.30)	$ 11.57	(3.93) %	$ 153,578	0.72% (8)	0.72%	1.68%	65%
7/1/20 to 6/30/21	9.77	0.18	3.10	3.28	(0.18)	—	— (7)	(0.18)	—	3.10	12.87	33.79	210,888	0.76 (6)(8)	0.81	1.60	67
7/1/19 to 6/30/20	12.21	0.23	(1.02)	(0.79)	(0.23)	—	(1.42)	(1.65)	—	(2.44)	9.77	(8.23)	221,250	0.79	0.87	1.98	139
7/1/18 to 6/30/19	14.87	0.30	(0.05)	0.25	(0.31)	—	(2.60)	(2.91)	—	(2.66)	12.21	4.62	378,642	0.76	0.86	2.22	52
7/1/17 to 6/30/18	17.30	0.32	1.45	1.77	(0.32)	—	(3.88)	(4.20)	—	(2.43)	14.87	9.83	551,096	0.70	0.85	1.91	47
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
NFJ Dividend Value Fund (Continued)
Institutional Class
7/1/21 to 6/30/22	$ 12.85	0.22	(0.63)	(0.41)	(0.21)	—	(0.68)	(0.89)	—	(1.30)	$ 11.55	(3.95) %	$ 91,990	0.70%	0.75%	1.71%	65%
7/1/20 to 6/30/21	9.75	0.19	3.10	3.29	(0.19)	—	— (7)	(0.19)	—	3.10	12.85	33.95	122,996	0.70	0.75	1.67	67
7/1/19 to 6/30/20	12.20	0.24	(1.03)	(0.79)	(0.24)	—	(1.42)	(1.66)	—	(2.45)	9.75	(8.24)	117,755	0.69	0.77	2.07	139
7/1/18 to 6/30/19	14.87	0.31	(0.05)	0.26	(0.33)	—	(2.60)	(2.93)	—	(2.67)	12.20	4.75	263,357	0.66	0.76	2.32	52
7/1/17 to 6/30/18	17.30	0.34	1.45	1.79	(0.34)	—	(3.88)	(4.22)	—	(2.43)	14.87	9.94	438,422	0.60	0.75	2.03	47
Class R6
7/1/21 to 6/30/22	$ 12.79	0.23	(0.63)	(0.40)	(0.22)	—	(0.68)	(0.90)	—	(1.30)	$ 11.49	(3.85) %	$ 72,399	0.63% (8)	0.63%	1.78%	65%
7/1/20 to 6/30/21	9.71	0.19	3.08	3.27	(0.19)	—	— (7)	(0.19)	—	3.08	12.79	33.98	82,578	0.64 (6)	0.69	1.72	67
7/1/19 to 6/30/20	12.15	0.24	(1.02)	(0.78)	(0.24)	—	(1.42)	(1.66)	—	(2.44)	9.71	(8.12)	60,490	0.64	0.72	2.15	139
7/1/18 to 6/30/19	14.83	0.31	(0.04)	0.27	(0.35)	—	(2.60)	(2.95)	—	(2.68)	12.15	4.82	65,935	0.61	0.71	2.38	52
7/1/17 to 6/30/18	17.27	0.34	1.45	1.79	(0.35)	—	(3.88)	(4.23)	—	(2.44)	14.83	9.96	85,285	0.55	0.70	2.06	47
Administrative Class
7/1/21 to 6/30/22	$ 13.12	0.19	(0.64)	(0.45)	(0.19)	—	(0.68)	(0.87)	—	(1.32)	$ 11.80	(4.20) %	$ 33,060	0.95%	0.99%	1.46%	65%
7/1/20 to 6/30/21	9.96	0.17	3.15	3.32	(0.16)	—	— (7)	(0.16)	—	3.16	13.12	33.55	33,289	0.94 (6)	0.98	1.44	67
7/1/19 to 6/30/20	12.41	0.21	(1.03)	(0.82)	(0.21)	—	(1.42)	(1.63)	—	(2.45)	9.96	(8.33)	25,794	0.94	1.02	1.84	139
7/1/18 to 6/30/19	15.04	0.28	(0.05)	0.23	(0.26)	—	(2.60)	(2.86)	—	(2.63)	12.41	4.42	47,049	0.91	1.01	2.07	52
7/1/17 to 6/30/18	17.41	0.32	1.43	1.75	(0.24)	—	(3.88)	(4.12)	—	(2.37)	15.04	9.67	84,009	0.85	1.00	1.87	47

NFJ International Value Fund
Class A
7/1/21 to 6/30/22	$ 22.93	0.40	(5.10)	(4.70)	(0.40)	—	—	(0.40)	—	(5.10)	$ 17.83	(20.78) %	$ 50,307	1.30%	1.33%	1.90%	66%
7/1/20 to 6/30/21	16.86	0.28	6.15	6.43	(0.36)	—	—	(0.36)	—	6.07	22.93	38.47	73,311	1.30 (6)(8)	1.34	1.38	116
7/1/19 to 6/30/20	18.47	0.36	(1.58)	(1.22)	(0.39)	—	—	(0.39)	—	(1.61)	16.86	(6.66)	55,297	1.30	1.37	2.06	91
7/1/18 to 6/30/19	18.52	0.33	(0.08)	0.25	(0.30)	—	—	(0.30)	—	(0.05)	18.47	1.44	71,931	1.30	1.38	1.84	49
7/1/17 to 6/30/18	18.13	0.34	0.38	0.72	(0.32)	(0.01)	—	(0.33)	—	0.39	18.52	3.95	88,385	1.29	1.37	1.76	63
Class C
7/1/21 to 6/30/22	$ 22.51	0.25	(5.00)	(4.75)	(0.29)	—	—	(0.29)	—	(5.04)	$ 17.47	(21.32) %	$ 1,724	2.02% (8)	2.02%	1.21%	66%
7/1/20 to 6/30/21	16.57	0.11	6.04	6.15	(0.21)	—	—	(0.21)	—	5.94	22.51	37.40	3,576	2.02 (8)	2.07	0.56	116
7/1/19 to 6/30/20	18.15	0.22	(1.54)	(1.32)	(0.26)	—	—	(0.26)	—	(1.58)	16.57	(7.33)	7,488	2.05	2.12	1.27	91
7/1/18 to 6/30/19	18.20	0.17	(0.04)	0.13	(0.18)	—	—	(0.18)	—	(0.05)	18.15	0.76	13,926	2.05	2.13	0.98	49
7/1/17 to 6/30/18	17.86	0.19	0.37	0.56	(0.21)	(0.01)	—	(0.22)	—	0.34	18.20	3.11	36,184	2.04	2.12	0.99	63
Class P
7/1/21 to 6/30/22	$ 23.09	0.47	(5.13)	(4.66)	(0.47)	—	—	(0.47)	—	(5.13)	$ 17.96	(20.52) %	$ 17,205	1.01% (8)	1.01%	2.20%	66%
7/1/20 to 6/30/21	16.96	0.34	6.19	6.53	(0.40)	—	—	(0.40)	—	6.13	23.09	38.86	26,708	1.03 (6)(8)	1.07	1.65	116
7/1/19 to 6/30/20	18.58	0.41	(1.60)	(1.19)	(0.43)	—	—	(0.43)	—	(1.62)	16.96	(6.45)	22,912	1.05	1.12	2.29	91
7/1/18 to 6/30/19	18.61	0.35	(0.04)	0.31	(0.34)	—	—	(0.34)	—	(0.03)	18.58	1.76	38,655	1.05	1.13	1.93	49
7/1/17 to 6/30/18	18.21	0.36	0.41	0.77	(0.36)	(0.01)	—	(0.37)	—	0.40	18.61	4.17	89,644	1.04	1.12	1.87	63
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
NFJ International Value Fund (Continued)
Institutional Class
7/1/21 to 6/30/22	$ 23.11	0.48	(5.14)	(4.66)	(0.49)	—	—	(0.49)	—	(5.15)	$ 17.96	(20.52) %	$ 38,243	0.95%	0.98%	2.25%	66%
7/1/20 to 6/30/21	16.98	0.36	6.19	6.55	(0.42)	—	—	(0.42)	—	6.13	23.11	38.95	48,096	0.95	1.00	1.76	116
7/1/19 to 6/30/20	18.60	0.43	(1.60)	(1.17)	(0.45)	—	—	(0.45)	—	(1.62)	16.98	(6.33)	37,009	0.95	1.02	2.41	91
7/1/18 to 6/30/19	18.64	0.41	(0.08)	0.33	(0.37)	—	—	(0.37)	—	(0.04)	18.60	1.84	46,473	0.95	1.03	2.24	49
7/1/17 to 6/30/18	18.24	0.42	0.36	0.78	(0.37)	(0.01)	—	(0.38)	—	0.40	18.64	4.27	55,924	0.94	1.02	2.14	63
Class R6
7/1/21 to 6/30/22	$ 23.08	0.51	(5.15)	(4.64)	(0.49)	—	—	(0.49)	—	(5.13)	$ 17.95	(20.42) %	$ 3,477	0.90%	0.93%	2.40%	66%
7/1/20 to 6/30/21	16.97	0.41	6.13	6.54	(0.43)	—	—	(0.43)	—	6.11	23.08	38.97	2,741	0.90	0.95	1.96	116
7/1/19 to 6/30/20	18.59	0.44	(1.60)	(1.16)	(0.46)	—	—	(0.46)	—	(1.62)	16.97	(6.28)	1,230	0.90	0.97	2.47	91
7/1/18 to 6/30/19	18.63	0.37	(0.04)	0.33	(0.37)	—	—	(0.37)	—	(0.04)	18.59	1.88	1,277	0.90	0.98	2.07	49
7/1/17 to 6/30/18	18.19	0.29	0.50	0.79	(0.34)	(0.01)	—	(0.35)	—	0.44	18.63	4.31	1,836	0.89	0.97	1.48	63
Administrative Class
7/1/21 to 6/30/22	$ 23.06	0.41	(5.11)	(4.70)	(0.42)	—	—	(0.42)	—	(5.12)	$ 17.94	(20.69) %	$ 1,514	1.20%	1.50%	1.91%	66%
7/1/20 to 6/30/21	16.92	0.11	6.35	6.46	(0.32)	—	—	(0.32)	—	6.14	23.06	38.57	1,219	1.20	1.28	0.57	116
7/1/19 to 6/30/20	18.54	0.38	(1.59)	(1.21)	(0.41)	—	—	(0.41)	—	(1.62)	16.92	(6.58)	1,147	1.20	1.27	2.17	91
7/1/18 to 6/30/19	18.56	0.29	0.01	0.30	(0.32)	—	—	(0.32)	—	(0.02)	18.54	1.68	1,436	1.20	1.28	1.60	49
7/1/17 to 6/30/18	18.19	0.38	0.35	0.73	(0.35)	(0.01)	—	(0.36)	—	0.37	18.56	4.01	4,829	1.19	1.27	1.96	63

NFJ Large-Cap Value Fund
Class A
7/1/21 to 6/30/22	$ 33.12	0.24	(2.09)	(1.85)	(0.20)	—	(1.91)	(2.11)	—	(3.96)	$ 29.16	(6.36) %	$ 159,063	1.00% (8)	1.00%	0.71%	45%
7/1/20 to 6/30/21	24.49	0.23	8.62	8.85	(0.22)	—	—	(0.22)	—	8.63	33.12	36.24	184,745	1.06 (8)	1.06	0.79	69
7/1/19 to 6/30/20	26.90	0.39	(1.88)	(1.49)	(0.41)	—	(0.51)	(0.92)	—	(2.41)	24.49	(5.71)	150,404	1.12	1.12	1.48	114
7/1/18 to 6/30/19	26.14	0.41	0.79	1.20	(0.39)	—	(0.05)	(0.44)	—	0.76	26.90	4.67	178,311	1.12	1.12	1.57	68
7/1/17 to 6/30/18	24.31	0.41	1.83	2.24	(0.41)	—	—	(0.41)	—	1.83	26.14	9.27	145,338	1.06	1.11	1.56	110
Class C
7/1/21 to 6/30/22	$ 33.54	(0.02)	(2.09)	(2.11)	(0.01)	—	(1.91)	(1.92)	—	(4.03)	$ 29.51	(7.05) %	$ 2,775	1.76% (8)	1.76%	(0.05) %	45%
7/1/20 to 6/30/21	24.82	0.02	8.73	8.75	(0.03)	—	—	(0.03)	—	8.72	33.54	35.24	4,056	1.81 (8)	1.81	0.06	69
7/1/19 to 6/30/20	27.23	0.19	(1.88)	(1.69)	(0.21)	—	(0.51)	(0.72)	—	(2.41)	24.82	(6.41)	7,854	1.87	1.87	0.73	114
7/1/18 to 6/30/19	26.44	0.19	0.81	1.00	(0.16)	—	(0.05)	(0.21)	—	0.79	27.23	3.82	12,080	1.87	1.87	0.70	68
7/1/17 to 6/30/18	24.57	0.22	1.86	2.08	(0.21)	—	—	(0.21)	—	1.87	26.44	8.49	62,232	1.81	1.86	0.82	110
Class P
7/1/21 to 6/30/22	$ 33.46	0.32	(2.11)	(1.79)	(0.27)	—	(1.91)	(2.18)	—	(3.97)	$ 29.49	(6.10) %	$ 15,206	0.75% (8)	0.75%	0.95%	45%
7/1/20 to 6/30/21	24.73	0.30	8.71	9.01	(0.28)	—	—	(0.28)	—	8.73	33.46	36.60	20,413	0.81 (8)	0.81	1.04	69
7/1/19 to 6/30/20	27.16	0.46	(1.90)	(1.44)	(0.48)	—	(0.51)	(0.99)	—	(2.43)	24.73	(5.49)	15,384	0.87	0.87	1.73	114
7/1/18 to 6/30/19	26.38	0.48	0.81	1.29	(0.46)	—	(0.05)	(0.51)	—	0.78	27.16	4.95	19,097	0.87	0.87	1.80	68
7/1/17 to 6/30/18	24.53	0.47	1.86	2.33	(0.48)	—	—	(0.48)	—	1.85	26.38	9.54	20,242	0.81	0.86	1.80	110
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
NFJ Large-Cap Value Fund (Continued)
Institutional Class
7/1/21 to 6/30/22	$ 32.96	0.32	(2.07)	(1.75)	(0.29)	—	(1.91)	(2.20)	—	(3.95)	$ 29.01	(6.09) %	$ 113,368	0.74%	0.74%	0.98%	45%
7/1/20 to 6/30/21	24.37	0.31	8.58	8.89	(0.30)	—	—	(0.30)	—	8.59	32.96	36.66	129,083	0.75 (8)	0.75	1.09	69
7/1/19 to 6/30/20	26.77	0.48	(1.87)	(1.39)	(0.50)	—	(0.51)	(1.01)	—	(2.40)	24.37	(5.36)	92,001	0.77	0.77	1.81	114
7/1/18 to 6/30/19	26.02	0.50	0.79	1.29	(0.49)	—	(0.05)	(0.54)	—	0.75	26.77	5.02	132,572	0.77	0.77	1.91	68
7/1/17 to 6/30/18	24.20	0.49	1.84	2.33	(0.51)	—	—	(0.51)	—	1.82	26.02	9.66	127,728	0.71	0.76	1.89	110
Class R6
10/29/21 (11) to 6/30/22	$ 35.37	0.25	(4.47)	(4.22)	(0.25)	—	(1.91)	(2.16)	—	(6.38)	$ 28.99	(12.65) %	$ 82	0.65%	0.78%	1.15%	45% (12)
Administrative Class
7/1/21 to 6/30/22	$ 33.66	0.27	(2.13)	(1.86)	(0.22)	—	(1.91)	(2.13)	—	(3.99)	$ 29.67	(6.28) %	$ 460	0.93% (8)(9)	0.91%	0.79%	45%
7/1/20 to 6/30/21	24.85	0.25	8.75	9.00	(0.19)	—	—	(0.19)	—	8.81	33.66	36.33	520	1.01 (6)	1.02	0.89	69
7/1/19 to 6/30/20	27.29	0.42	(1.91)	(1.49)	(0.44)	—	(0.51)	(0.95)	—	(2.44)	24.85	(5.65)	1,181	1.02	1.02	1.58	114
7/1/18 to 6/30/19	26.51	0.45	0.80	1.25	(0.42)	—	(0.05)	(0.47)	—	0.78	27.29	4.77	1,381	1.02	1.02	1.66	68
7/1/17 to 6/30/18	24.64	0.43	1.88	2.31	(0.44)	—	—	(0.44)	—	1.87	26.51	9.40	1,323	0.96	1.01	1.64	110

NFJ Mid-Cap Value Fund
Class A
7/1/21 to 6/30/22	$ 35.54	0.24	(2.18)	(1.94)	(0.25)	—	(3.92)	(4.17)	—	(6.11)	$ 29.43	(6.83) %	$ 495,612	1.00%	1.10%	0.70%	76%
7/1/20 to 6/30/21	25.72	0.30	9.83	10.13	(0.26)	—	(0.05)	(0.31)	—	9.82	35.54	39.60	596,144	1.00	1.16	0.98	96
7/1/19 to 6/30/20	30.60	0.38	(2.72)	(2.34)	(0.33)	—	(2.21)	(2.54)	—	(4.88)	25.72	(8.93)	474,970	0.99	1.21	1.30	197
7/1/18 to 6/30/19	30.06	0.44	0.54	0.98	(0.31)	—	(0.13)	(0.44)	—	0.54	30.60	3.46	595,707	0.99	1.21	1.48	81
7/1/17 to 6/30/18	31.41	0.39	1.27	1.66	(0.26)	—	(2.75)	(3.01)	—	(1.35)	30.06	4.88	518,293	1.04	1.21	1.22	31
Class C
7/1/21 to 6/30/22	$ 28.63	(0.01)	(1.65)	(1.66)	(0.09)	—	(3.92)	(4.01)	—	(5.67)	$ 22.96	(7.48) %	$ 28,379	1.75%	1.82%	(0.05) %	76%
7/1/20 to 6/30/21	20.74	0.05	7.93	7.98	(0.04)	—	(0.05)	(0.09)	—	7.89	28.63	38.53	39,321	1.74 (6)	1.90	0.21	96
7/1/19 to 6/30/20	25.16	0.13	(2.18)	(2.05)	(0.16)	—	(2.21)	(2.37)	—	(4.42)	20.74	(9.64)	37,278	1.74	1.96	0.55	197
7/1/18 to 6/30/19	24.62	0.13	0.54	0.67	—	—	(0.13)	(0.13)	—	0.54	25.16	2.73	48,176	1.74	1.96	0.54	81
7/1/17 to 6/30/18	26.22	0.12	1.08	1.20	(0.05)	—	(2.75)	(2.80)	—	(1.60)	24.62	4.10	182,192	1.79	1.96	0.46	31
Class P
7/1/21 to 6/30/22	$ 27.90	0.24	(1.58)	(1.34)	(0.38)	—	(3.92)	(4.30)	—	(5.64)	$ 22.26	(6.60) %	$ 99,992	0.75%	0.83%	0.90%	76%
7/1/20 to 6/30/21	20.30	0.29	7.74	8.03	(0.38)	—	(0.05)	(0.43)	—	7.60	27.90	39.93	239,250	0.75	0.90	1.23	96
7/1/19 to 6/30/20	24.68	0.36	(2.10)	(1.74)	(0.43)	—	(2.21)	(2.64)	—	(4.38)	20.30	(8.72)	211,729	0.74	0.96	1.57	197
7/1/18 to 6/30/19	24.35	0.41	0.43	0.84	(0.38)	—	(0.13)	(0.51)	—	0.33	24.68	3.75	197,201	0.74	0.96	1.70	81
7/1/17 to 6/30/18	26.01	0.37	1.10	1.47	(0.38)	—	(2.75)	(3.13)	—	(1.66)	24.35	5.17	200,081	0.77	0.96	1.46	31
Institutional Class
7/1/21 to 6/30/22	$ 38.28	0.39	(2.38)	(1.99)	(0.38)	—	(3.92)	(4.30)	—	(6.29)	$ 31.99	(6.49) %	$ 381,239	0.65%	0.81%	1.06%	76%
7/1/20 to 6/30/21	27.70	0.44	10.59	11.03	(0.40)	—	(0.05)	(0.45)	—	10.58	38.28	40.11	460,452	0.65	0.84	1.33	96
7/1/19 to 6/30/20	32.77	0.51	(2.92)	(2.41)	(0.45)	—	(2.21)	(2.66)	—	(5.07)	27.70	(8.62)	385,311	0.64	0.86	1.67	197
7/1/18 to 6/30/19	32.15	0.58	0.57	1.15	(0.40)	—	(0.13)	(0.53)	—	0.62	32.77	3.83	406,173	0.64	0.86	1.82	81
7/1/17 to 6/30/18	33.41	0.51	1.38	1.89	(0.40)	—	(2.75)	(3.15)	—	(1.26)	32.15	5.26	332,110	0.66	0.86	1.53	31
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
NFJ Mid-Cap Value Fund (Continued)
Class R6
7/1/21 to 6/30/22	$ 38.24	0.41	(2.38)	(1.97)	(0.38)	—	(3.92)	(4.30)	—	(6.27)	$ 31.97	(6.45) %	$ 87,682	0.60%	0.72%	1.12%	76%
7/1/20 to 6/30/21	27.68	0.45	10.59	11.04	(0.43)	—	(0.05)	(0.48)	—	10.56	38.24	40.17	85,969	0.60	0.78	1.37	96
7/1/19 to 6/30/20	32.75	0.56	(2.95)	(2.39)	(0.47)	—	(2.21)	(2.68)	—	(5.07)	27.68	(8.57)	66,260	0.59	0.81	1.86	197
7/1/18 to 6/30/19	32.13	0.63	0.53	1.16	(0.41)	—	(0.13)	(0.54)	—	0.62	32.75	3.89	18,052	0.59	0.81	2.03	81
12/18/17 (11) to 6/30/18	36.74	0.18	(1.61)	(1.43)	(0.43)	—	(2.75)	(3.18)	—	(4.61)	32.13	(4.25)	2,167	0.59	0.81	1.04	31 (12)
Administrative Class
7/1/21 to 6/30/22	$ 36.77	0.28	(2.26)	(1.98)	(0.26)	—	(3.92)	(4.18)	—	(6.16)	$ 30.61	(6.70) %	$ 34,212	0.90%	1.06%	0.80%	76%
7/1/20 to 6/30/21	26.59	0.34	10.17	10.51	(0.28)	—	(0.05)	(0.33)	—	10.18	36.77	39.73	49,280	0.90	1.08	1.06	96
7/1/19 to 6/30/20	31.57	0.42	(2.81)	(2.39)	(0.38)	—	(2.21)	(2.59)	—	(4.98)	26.59	(8.85)	33,511	0.89	1.11	1.43	197
7/1/18 to 6/30/19	31.00	0.48	0.56	1.04	(0.34)	—	(0.13)	(0.47)	—	0.57	31.57	3.60	27,405	0.89	1.11	1.58	81
7/1/17 to 6/30/18	32.35	0.42	1.32	1.74	(0.34)	—	(2.75)	(3.09)	—	(1.35)	31.00	4.98	18,947	0.92	1.11	1.32	31

NFJ Small-Cap Value Fund
Class A
7/1/21 to 6/30/22	$ 15.67	0.10	(1.66)	(1.56)	(0.17)	—	(1.14)	(1.31)	—	(2.87)	$ 12.80	(11.08) %	$ 236,990	1.17%	1.21%	0.68%	52%
7/1/20 to 6/30/21	11.07	0.18	4.71	4.89	(0.24)	—	(0.05)	(0.29)	—	4.60	15.67	44.57	325,048	1.18 (6)(8)	1.23	1.34	65
7/1/19 to 6/30/20	14.53	0.18	(2.28)	(2.10)	(0.06)	—	(1.30)	(1.36)	—	(3.46)	11.07	(16.62)	267,845	1.17	1.27	1.37	126
7/1/18 to 6/30/19	21.71	0.29	(2.73)	(2.44)	(0.62)	—	(4.12)	(4.74)	—	(7.18)	14.53	(7.70)	439,710	1.18	1.26	1.65	47
7/1/17 to 6/30/18	24.36	0.29	1.44	1.73	(0.12)	—	(4.26)	(4.38)	—	(2.65)	21.71	7.04	718,104	1.20	1.25	1.27	24
Class C
7/1/21 to 6/30/22	$ 13.78	(0.01)	(1.43)	(1.44)	(0.10)	—	(1.14)	(1.24)	—	(2.68)	$ 11.10	(11.72) %	$ 1,347	1.92%	1.95%	(0.06) %	52%
7/1/20 to 6/30/21	9.74	0.07	4.14	4.21	(0.12)	—	(0.05)	(0.17)	—	4.04	13.78	43.52	1,606	1.91 (8)	1.97	0.60	65
7/1/19 to 6/30/20	12.97	0.07	(2.00)	(1.93)	—	—	(1.30)	(1.30)	—	(3.23)	9.74	(17.26)	1,627	1.92	2.02	0.58	126
7/1/18 to 6/30/19	19.30	0.16	(2.41)	(2.25)	—	—	(4.08) (14)	(4.08)	—	(6.33)	12.97	(8.35)	3,984	1.93	2.01	0.88	47
7/1/17 to 6/30/18	22.14	0.11	1.31	1.42	—	—	(4.26)	(4.26)	—	(2.84)	19.30	6.26	106,052	1.95	2.00	0.54	24
Class P
7/1/21 to 6/30/22	$ 18.42	0.17	(1.97)	(1.80)	(0.18)	—	(1.14)	(1.32)	—	(3.12)	$ 15.30	(10.73) %	$ 14,358	0.89% (8)	0.89%	0.95%	52%
7/1/20 to 6/30/21	12.97	0.25	5.52	5.77	(0.27)	—	(0.05)	(0.32)	—	5.45	18.42	44.88	24,149	0.91 (8)	0.96	1.61	65
7/1/19 to 6/30/20	16.79	0.25	(2.68)	(2.43)	(0.09)	—	(1.30)	(1.39)	—	(3.82)	12.97	(16.39)	21,354	0.92	1.02	1.62	126
7/1/18 to 6/30/19	24.18	0.38	(2.97)	(2.59)	(0.68)	—	(4.12)	(4.80)	—	(7.39)	16.79	(7.49)	39,426	0.93	1.01	1.91	47
7/1/17 to 6/30/18	26.69	0.39	1.56	1.95	(0.20)	—	(4.26)	(4.46)	—	(2.51)	24.18	7.27	65,466	0.95	1.00	1.54	24
Institutional Class
7/1/21 to 6/30/22	$ 18.66	0.19	(2.01)	(1.82)	(0.19)	—	(1.14)	(1.33)	—	(3.15)	$ 15.51	(10.72) %	$ 58,704	0.82%	0.88%	1.03%	52%
7/1/20 to 6/30/21	13.13	0.27	5.59	5.86	(0.28)	—	(0.05)	(0.33)	—	5.53	18.66	45.07	94,847	0.82	0.89	1.69	65
7/1/19 to 6/30/20	16.95	0.27	(2.72)	(2.45)	(0.07)	—	(1.30)	(1.37)	—	(3.82)	13.13	(16.31)	99,894	0.82	0.92	1.67	126
7/1/18 to 6/30/19	24.34	0.41	(3.00)	(2.59)	(0.68)	—	(4.12)	(4.80)	—	(7.39)	16.95	(7.42)	288,309	0.83	0.91	1.98	47
7/1/17 to 6/30/18	26.82	0.42	1.58	2.00	(0.22)	—	(4.26)	(4.48)	—	(2.48)	24.34	7.43	778,547	0.85	0.90	1.61	24
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
NFJ Small-Cap Value Fund (Continued)
Class R6
7/1/21 to 6/30/22	$ 18.49	0.19	(1.97)	(1.78)	(0.22)	—	(1.14)	(1.36)	—	(3.14)	$ 15.35	(10.63) %	$ 62,552	0.77%	0.79%	1.07%	52%
7/1/20 to 6/30/21	13.02	0.27	5.55	5.82	(0.30)	—	(0.05)	(0.35)	—	5.47	18.49	45.09	88,986	0.77	0.84	1.73	65
7/1/19 to 6/30/20	16.85	0.27	(2.68)	(2.41)	(0.12)	—	(1.30)	(1.42)	—	(3.83)	13.02	(16.25)	88,885	0.77	0.87	1.76	126
7/1/18 to 6/30/19	24.25	0.41	(2.99)	(2.58)	(0.70)	—	(4.12)	(4.82)	—	(7.40)	16.85	(7.37)	150,200	0.78	0.86	2.04	47
7/1/17 to 6/30/18	26.75	0.44	1.56	2.00	(0.24)	—	(4.26)	(4.50)	—	(2.50)	24.25	7.44	347,379	0.80	0.85	1.70	24
Administrative Class
7/1/21 to 6/30/22	$ 15.66	0.12	(1.65)	(1.53)	(0.20)	—	(1.14)	(1.34)	—	(2.87)	$ 12.79	(10.95) %	$ 29,525	1.07%	1.09%	0.78%	52%
7/1/20 to 6/30/21	11.02	0.20	4.70	4.90	(0.21)	—	(0.05)	(0.26)	—	4.64	15.66	44.81	37,759	1.07	1.32	1.45	65
7/1/19 to 6/30/20	14.48	0.19	(2.27)	(2.08)	(0.08)	—	(1.30)	(1.38)	—	(3.46)	11.02	(16.58)	34,323	1.07	1.17	1.39	126
7/1/18 to 6/30/19	21.65	0.30	(2.73)	(2.43)	(0.62)	—	(4.12)	(4.74)	—	(7.17)	14.48	(7.64)	107,836	1.08	1.16	1.74	47
7/1/17 to 6/30/18	24.30	0.32	1.43	1.75	(0.14)	—	(4.26)	(4.40)	—	(2.65)	21.65	7.14	206,749	1.10	1.15	1.38	24

Small-Cap Fund
Class A
7/1/21 to 6/30/22	$ 27.49	0.06	(5.02)	(4.96)	(0.02)	—	(3.41)	(3.43)	—	(8.39)	$ 19.10	(20.45) %	$ 64,567	1.17%	1.17%	0.23%	69%
7/1/20 to 6/30/21	17.55	(0.04)	10.00	9.96	(0.02)	—	—	(0.02)	—	9.94	27.49	56.80	87,605	1.17	1.23	(0.17)	88
7/1/19 to 6/30/20	19.50	0.04	(1.98)	(1.94)	(0.01)	—	—	(0.01)	—	(1.95)	17.55 (10)	(9.95) (10)	58,062	1.17	1.27	0.23	110
7/1/18 to 6/30/19	21.61	0.07	(0.53)	(0.46)	(0.02)	—	(1.63)	(1.65)	—	(2.11)	19.50	(0.62)	66,269	1.18	1.27	0.35	78
7/1/17 to 6/30/18	20.51	(0.02)	3.92	3.90	—	—	(2.80)	(2.80)	—	1.10	21.61	19.96	44,860	1.31	1.31	(0.07)	126
Class C
7/1/21 to 6/30/22	$ 25.99	(0.12)	(4.68)	(4.80)	—	—	(3.41)	(3.41)	—	(8.21)	$ 17.78	(21.04) %	$ 3,405	1.92%	1.95%	(0.52) %	69%
7/1/20 to 6/30/21	16.70	(0.20)	9.49	9.29	— (7)	—	—	—	—	9.29	25.99	55.63	4,940	1.92	1.99	(0.92)	88
7/1/19 to 6/30/20	18.68	(0.09)	(1.89)	(1.98)	—	—	—	—	—	(1.98)	16.70 (10)	(10.60) (10)	4,251	1.92	2.02	(0.53)	110
7/1/18 to 6/30/19	20.92	(0.07)	(0.54)	(0.61)	—	—	(1.63)	(1.63)	—	(2.24)	18.68	(1.39)	7,873	1.93	2.02	(0.36)	78
7/1/17 to 6/30/18	20.07	(0.17)	3.82	3.65	—	—	(2.80)	(2.80)	—	0.85	20.92	19.10	35,080	2.06	2.06	(0.82)	126
Class P
7/1/21 to 6/30/22	$ 27.82	0.10	(5.07)	(4.97)	(0.02)	—	(3.41)	(3.43)	—	(8.40)	$ 19.42	(20.24) %	$ 13,287	0.92% (8)(9)	0.92%	0.41%	69%
7/1/20 to 6/30/21	17.76	0.02	10.12	10.14	(0.08)	—	—	(0.08)	—	10.06	27.82	57.18	28,986	0.92	1.02	0.08	88
7/1/19 to 6/30/20	19.74	0.08	(1.99)	(1.91)	(0.07)	—	—	(0.07)	—	(1.98)	17.76 (10)	(9.74) (10)	16,747	0.92	1.02	0.44	110
7/1/18 to 6/30/19	21.81	0.12	(0.53)	(0.41)	(0.03)	—	(1.63)	(1.66)	—	(2.07)	19.74	(0.36)	9,637	0.93	1.02	0.61	78
7/1/17 to 6/30/18	20.63	0.03	3.95	3.98	—	—	(2.80)	(2.80)	—	1.18	21.81	20.25	6,883	1.06	1.06	0.12	126
Institutional Class
7/1/21 to 6/30/22	$ 28.07	0.15	(5.13)	(4.98)	(0.10)	—	(3.41)	(3.51)	—	(8.49)	$ 19.58	(20.14) %	$ 46,605	0.82%	0.92%	0.62%	69%
7/1/20 to 6/30/21	17.92	0.04	10.22	10.26	(0.11)	—	—	(0.11)	—	10.15	28.07	57.35	36,211	0.82	0.96	0.19	88
7/1/19 to 6/30/20	19.90	0.09	(1.99)	(1.90)	(0.08)	—	—	(0.08)	—	(1.98)	17.92 (10)	(9.62) (10)	22,028	0.82	0.92	0.49	110
7/1/18 to 6/30/19	21.96	0.14	(0.53)	(0.39)	(0.04)	—	(1.63)	(1.67)	—	(2.06)	19.90	(0.29)	9,077	0.83	0.92	0.70	78
7/1/17 to 6/30/18	20.73	0.05	3.98	4.03	—	—	(2.80)	(2.80)	—	1.23	21.96	20.40	8,104	0.96	0.96	0.21	126
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Small-Cap Fund (Continued)
Class R6
7/1/21 to 6/30/22	$ 28.10	0.16	(5.14)	(4.98)	(0.08)	—	(3.41)	(3.49)	—	(8.47)	$ 19.63	(20.10) %	$ 7,373	0.77%	0.84%	0.64%	69%
7/1/20 to 6/30/21	17.93	0.06	10.21	10.27	(0.10)	—	—	(0.10)	—	10.17	28.10	57.37	8,614	0.77	0.87	0.24	88
7/1/19 to 6/30/20	19.90	0.14	(2.03)	(1.89)	(0.08)	—	—	(0.08)	—	(1.97)	17.93 (10)	(9.55) (10)	9,114	0.77	0.87	0.71	110
8/22/18 (11) to 6/30/19	23.16	0.13	(1.71)	(1.58)	(0.05)	—	(1.63)	(1.68)	—	(3.26)	19.90	(5.42)	17,792	0.77	0.87	0.76	78 (12)

Technology Fund
Class A
7/1/21 to 6/30/22	$ 81.59	(0.68)	(17.72)	(18.40)	—	—	(23.45)	(23.45)	—	(41.85)	$ 39.74	(32.06) %	$ 475,065	1.42% (8)	1.42%	(1.05) %	126%
7/1/20 to 6/30/21	68.06	(0.88)	30.38	29.50	—	—	(15.97)	(15.97)	—	13.53	81.59	45.06	812,373	1.49 (8)	1.50	(1.12)	150
7/1/19 to 6/30/20	63.92	(0.68)	16.01	15.33	—	—	(11.19)	(11.19)	—	4.14	68.06 (10)	28.34 (10)	664,833	1.57	1.57	(1.12)	212
7/1/18 to 6/30/19	71.60	(0.68)	5.90	5.22	—	—	(12.90)	(12.90)	—	(7.68)	63.92	12.40	601,112	1.51	1.56	(1.05)	109
7/1/17 to 6/30/18	60.82	(0.64)	22.58	21.94	—	—	(11.16)	(11.16)	—	10.78	71.60	38.89	530,127	1.42	1.57	(0.95)	104
Class C
7/1/21 to 6/30/22	$ 45.83	(0.52)	(6.59)	(7.11)	—	—	(23.45)	(23.45)	—	(30.56)	$ 15.27	(32.58) %	$ 25,961	2.17% (8)	2.17%	(1.80) %	126%
7/1/20 to 6/30/21	43.68	(0.87)	18.99	18.12	—	—	(15.97)	(15.97)	—	2.15	45.83	44.01	53,742	2.24 (8)	2.25	(1.88)	150
7/1/19 to 6/30/20	45.22	(0.76)	10.41	9.65	—	—	(11.19)	(11.19)	—	(1.54)	43.68 (10)	27.37 (10)	50,421	2.32	2.32	(1.87)	212
7/1/18 to 6/30/19	55.32	(0.92)	3.72	2.80	—	—	(12.90)	(12.90)	—	(10.10)	45.22	11.57	48,842	2.23	2.31	(1.78)	109
7/1/17 to 6/30/18	49.43	(0.91)	17.96	17.05	—	—	(11.16)	(11.16)	—	5.89	55.32	37.86	138,589	2.17	2.32	(1.70)	104
Class P
7/1/21 to 6/30/22	$ 98.14	(0.71)	(22.85)	(23.56)	—	—	(23.45)	(23.45)	—	(47.01)	$ 51.13	(31.89) %	$ 50,775	1.17% (8)	1.17%	(0.83) %	126%
7/1/20 to 6/30/21	79.28	(0.81)	35.64	34.83	—	—	(15.97)	(15.97)	—	18.86	98.14	45.44	194,925	1.24 (8)	1.25	(0.87)	150
7/1/19 to 6/30/20	72.49	(0.60)	18.58	17.98	—	—	(11.19)	(11.19)	—	6.79	79.28 (10)	28.67 (10)	154,810	1.32	1.32	(0.87)	212
7/1/18 to 6/30/19	79.05	(0.58)	6.92	6.34	—	—	(12.90)	(12.90)	—	(6.56)	72.49	12.68	155,553	1.27	1.31	(0.80)	109
7/1/17 to 6/30/18	66.03	(0.53)	24.71	24.18	—	—	(11.16)	(11.16)	—	13.02	79.05	39.24	100,560	1.17	1.32	(0.71)	104
Institutional Class
7/1/21 to 6/30/22	$101.34	(0.67)	(23.91)	(24.58)	—	—	(23.45)	(23.45)	—	(48.03)	$ 53.31	(31.89) %	$ 772,161	1.16% (8)	1.16%	(0.79) %	126%
7/1/20 to 6/30/21	81.43	(0.77)	36.65	35.88	—	—	(15.97)	(15.97)	—	19.91	101.34	45.53	1,386,911	1.17 (8)	1.18	(0.80)	150
7/1/19 to 6/30/20	74.10	(0.55)	19.07	18.52	—	—	(11.19)	(11.19)	—	7.33	81.43 (10)	28.78 (10)	995,709	1.22	1.22	(0.78)	212
7/1/18 to 6/30/19	80.40	(0.52)	7.12	6.60	—	—	(12.90)	(12.90)	—	(6.30)	74.10	12.81	800,061	1.16	1.21	(0.69)	109
7/1/17 to 6/30/18	66.94	(0.45)	25.07	24.62	—	—	(11.16)	(11.16)	—	13.46	80.40	39.37	789,922	1.07	1.22	(0.59)	104
Administrative Class
7/1/21 to 6/30/22	$ 90.62	(0.85)	(20.47)	(21.32)	—	—	(23.45)	(23.45)	—	(44.77)	$ 45.85	(32.09) %	$ 6,049	1.47%	1.72%	(1.10) %	126%
7/1/20 to 6/30/21	74.24	(0.91)	33.26	32.35	—	—	(15.97)	(15.97)	—	16.38	90.62	45.15	86,855	1.43 (8)	1.44	(1.05)	150
7/1/19 to 6/30/20	68.67	(0.67)	17.43	16.76	—	—	(11.19)	(11.19)	—	5.57	74.24 (10)	28.46 (10)	11,669	1.47	1.47	(1.02)	212
7/1/18 to 6/30/19	75.76	(0.67)	6.48	5.81	—	—	(12.90)	(12.90)	—	(7.09)	68.67	12.52	11,688	1.40	1.46	(0.95)	109
7/1/17 to 6/30/18	63.76	(0.61)	23.77	23.16	—	—	(11.16)	(11.16)	—	12.00	75.76	39.02	23,535	1.32	1.47	(0.85)	104

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(7)	Amount is less than $0.005 per share.
(8)	The share class is currently under its expense limitation.
(9)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(10)	Payment from affiliate increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(11)	Inception date.
(12)	Portfolio turnover is representative of the Fund for the entire period.
(13)	Payment from affiliate had no impact on total return.
(14)	The character of a portion of the distribution was redesignated from net investment income to net realized capital gain for the year ended June 30, 2019. The per share amount for Class C differs from other classes, as at the time the distribution was made, Class C had minimal distributable net investment income, therefore no redesignation for Class C was made.
See Notes to Financial Statements

VIRTUS INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS
 June 30, 2022
Note 1. Organization
Virtus Investment Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, the Trust is comprised of 13 funds (each a “Fund” or collectively, the “Funds”), each reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
The Focused Growth Fund, NFJ Dividend Value Fund, NFJ International Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, and NFJ Small-Cap Value Fund offer Class A shares, Class C shares, Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares. The Emerging Markets Opportunities Fund and Small-Cap Fund offer Class A shares, Class C shares, Class P shares, Institutional Class shares, and Class R6 shares. The Mid-Cap Growth Fund and Technology Fund offer Class A shares, Class C shares, Class P shares, Institutional Class shares and Administrative Class shares. The Global Small-Cap Fund, Health Sciences Fund, and Income & Growth Fund offer Class A shares, Class C shares, Class P shares, and Institutional Class shares.
Class A shares of the Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
On May 21, 2021, all Class R shares for the Focused Growth Fund, Income & Growth Fund, Mid-Cap Growth Fund, NFJ Dividend Value Fund, NFJ International Value Fund, NFJ Large-Cap Value Fund, NFJ Mid-Cap Value Fund, and NFJ Small-Cap Value Fund were converted into Class A shares of the respective Fund.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective February 26, 2021, if an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class shares are sold without a front-end sales charge or CDSC.
Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Such programs established with broker-dealers or financial intermediaries may purchase shares only if the program for which the shares are being acquired will maintain an omnibus or pooled account for each fund. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations and corporations.
Institutional Class shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the Funds’ distributor or transfer agent to offer Institutional Class shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Institutional Class shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the Funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Institutional Class shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Institutional Class shares.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.
Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class P shares, Institutional Class shares, Class R6 shares, and Administrative Class

VIRTUS INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income securities, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
I.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
J.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
K.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
As of June 30, 2022, none of the Funds were lending under the agreement with BNYM.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the fiscal year (“the period”) ended June 30, 2022, none of the Funds entered into forward foreign currency exchange contracts.
B.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.
During the period ended June 30, 2022, the Income & Growth Fund and Technology Fund invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Assets and Liabilities at June 30, 2022:

Statement Line Description	Primary Risk	Income & Growth Fund
Liability Derivatives
Written options at value	Equity contracts	$(1,198)
Total		$(1,198)

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Operations for the period ended June 30, 2022:
Statement Line Description	Primary Risk	Income & Growth Fund	Technology Fund
Net Realized Gain (Loss) From
Purchased options(1)	Equity contracts	$ —	$ 10,102
Written options	Equity contracts	10,104	4,321
Total		$10,104	$ 14,423
Net Change in Unrealized Appreciation/Depreciation on
Purchased options(2)	Equity contracts	$ —	$ 1,594
Written options	Equity contracts	3,067	(5,019)
Total		$ 3,067	$ (3,425)
(1) Amount included in Net realized gain (loss) on investments.
(2) Amount included in Net change in unrealized appreciation (depreciation) on investments.
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Funds for the period ended June 30, 2022.
Income & Growth Fund
Written Options(1)	$1,350

Technology Fund
Purchased Options(1)	$9,241
Written Options(1)	8,450
(1) Premium amount.
C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However,

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
D.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of June 30, 2022.

At June 30, 2022, the Funds’ derivative assets and liabilities (by type) are as follows:
Income & Growth Fund
	Assets	Liabilities
Derivative Financial Instruments:
Written options	$—	$ 1,198
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$ 1,198
Derivatives not subject to a MNA or similar agreement	—	(1,198)
Total assets and liabilities subject to a MNA	$—	$ —

Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Fund	Advisory Fee
Emerging Markets Opportunities Fund	0.85%
Focused Growth Fund	0.45
Global Small-Cap Fund	0.90
Health Sciences Fund	0.80
Income & Growth Fund	0.65
Mid-Cap Growth Fund	0.47
NFJ Dividend Value Fund	0.45
NFJ International Value Fund	0.60
NFJ Large-Cap Value Fund	0.45
NFJ Mid-Cap Value Fund	0.55
NFJ Small-Cap Value Fund	0.60
Small-Cap Fund	0.60

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
Fund	Advisory Fee
Technology Fund	0.90
During the period ended June 30, 2022, the Income & Growth Fund invested a portion of its assets in Virtus High Yield Bond Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Virtus High Yield Bond Fund. For the period ended June 30, 2022, the waiver amounted to $49. This waiver was in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser and/or distributor.”
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser
Emerging Markets Opportunities Fund	AllianzGI U.S.(1)
Focused Growth Fund	AllianzGI U.S.(1)
Global Small-Cap Fund	AllianzGI U.S.(1)
Health Sciences Fund	AllianzGI U.S.(1)
Income & Growth Fund	AllianzGI U.S.(1)
Mid-Cap Growth Fund	AllianzGI U.S.(1)
NFJ Dividend Value Fund	NFJ (2)
NFJ International Value Fund	NFJ (2)
NFJ Large-Cap Value Fund	NFJ (2)
NFJ Mid-Cap Value Fund	NFJ (2)
NFJ Small-Cap Value Fund	NFJ (2)
Small-Cap Fund	AllianzGI U.S.(1)
Technology Fund	AllianzGI U.S.(1)
(1)	Allianz Global Investors U.S. LLC (“AllianzGI U.S.”).
(2)	NFJ Investment Group, LLC (“NFJ”), which is an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2023. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class P	Class I	Class R6	Administrative Class
Emerging Markets Opportunities Fund	1.29%	2.04%	1.04%	0.94%	0.89%	N/A %
Focused Growth Fund	1.00 (1)	1.77 (1)	0.77 (1)	0.67	0.62	0.92
Global Small-Cap Fund	1.63 (1)	2.38 (1)	1.38 (1)	1.28	N/A	N/A
Health Sciences Fund	1.47 (1)	2.22 (1)	1.22 (1)	1.12	N/A	N/A
Income & Growth Fund	1.28 (1)	2.03 (1)	1.03 (1)	0.93 (1)	N/A	N/A
Mid-Cap Growth Fund	1.14 (1)	1.89 (1)	0.89 (1)	0.79 (1)	N/A	1.04
NFJ Dividend Value Fund	1.05 (1)	1.80 (1)	0.80 (1)	0.70	0.65 (1)	0.95
NFJ International Value Fund	1.30	2.05 (1)	1.05 (1)	0.95	0.90	1.20
NFJ Large-Cap Value Fund	1.12 (1)	1.87 (1)	0.87 (1)	0.77 (1)	0.65 (2)	1.02 (1)
NFJ Mid-Cap Value Fund	1.00	1.75	0.75	0.65	0.60	0.90
NFJ Small-Cap Value Fund	1.17	1.92	0.92 (1)	0.82	0.77	1.07
Small-Cap Fund	1.17	1.92	0.92	0.82	0.77	N/A
Technology Fund	1.57 (1)	2.32 (1)	1.32	1.22 (1)	N/A	1.47
(1)	Each share class is currently below its expense cap.
(2)	Class inception date was October 29, 2021.
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the period ending June 30:

	Expiration
Fund	2024	2025	Total
Emerging Markets Opportunities Fund
Class A	$ 32	$ 46	$ 78
Class C	1	2	3
Class P	7	11	18
Institutional Class	235	494	729
Class R6	31	62	93
Focused Growth Fund
Institutional Class	20	59	79
Class R6	—	10	10
Administrative Class	1	4	5
Global Small-Cap Fund
Class C	—	— (1)	— (1)
Institutional Class	3	12	15
Health Sciences Fund
Institutional Class	—	6	6
Income & Growth Fund
Institutional Class	—	— (1)	— (1)
Mid-Cap Growth Fund
Administrative Class	—	— (1)	— (1)
NFJ Dividend Value Fund
Institutional Class	—	64	64
Administrative Class	—	12	12
NFJ International Value Fund
Class A	—	14	14
Institutional Class	3	12	15
Class R6	— (1)	1	1
Administrative Class	— (1)	5	5
NFJ Large-Cap Value Fund
Class R6	—	— (1)	— (1)
NFJ Mid-Cap Value Fund
Class A	186	539	725
Class C	10	24	34
Class P	62	147	209
Institutional Class	298	681	979
Class R6	51	102	153
Administrative Class	26	66	92
NFJ Small-Cap Value Fund
Class A	—	98	98
Class C	—	— (1)	— (1)
Institutional Class	16	40	56
Class R6	10	16	26
Administrative Class	31	48	79
Small-Cap Fund
Class A	2	6	8
Class C	1	1	2
Class P	— (1)	9	9
Institutional Class	28	46	74
Class R6	4	6	10
Technology Fund
Administrative Class	—	39	39
(1)	Amount is less than $500.

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
During the period ended June 30, 2022, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class C	Class P	Institutional Class	Class R6	Administrative Class	Total
Emerging Markets Opportunities Fund	$ —	$— (1)	$ —	$ —	$—	$ —	$ — (1)
Focused Growth Fund	2	— (1)	— (1)	—	6	1	9
Global Small-Cap Fund	2	— (1)	—	8	—	—	10
Health Sciences Fund	9	— (1)	—	6	—	—	15
Income & Growth Fund	—	—	—	— (1)	—	—	— (1)
Mid-Cap Growth Fund	—	—	—	3	—	1	4
NFJ Dividend Value Fund	2	—	—	53	2	— (1)	57
NFJ International Value Fund	10	— (1)	— (1)	2	— (1)	— (1)	12
NFJ Large-Cap Value Fund	—	—	—	24	—	— (1)	24
NFJ Mid-Cap Value Fund	—	—	6	—	—	—	6
NFJ Small-Cap Value Fund	1	— (1)	— (1)	—	3	42	46
Small-Cap Fund	5	— (1)	10	—	—	—	15
Technology Fund	—	—	—	—	—	50	50
(1)	Amount is less than $500.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the period ended June 30, 2022, it retained net commissions of $1,152 for Class A shares and CDSC of $60 and $142 for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and Administrative Class shares, and 1.00% for Class C shares. Class P shares, Institutional Class shares, and Class R6 shares, are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the period ended June 30, 2022, the Funds incurred administration fees totaling $13,461 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the period ended June 30, 2022, the Funds incurred transfer agent fees totaling $6,002 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the period ended June 30, 2022, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this footnote. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to the Fund is deemed to exercise, directly or indirectly, a certain level of control over the company.
A summary of the Funds’ total long-term and short-term purchases and sales of the respective shares of the affiliated investments during the period ended June 30, 2022, is as follows:

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities(1)	Value, end of period	Shares	Dividend income	Distributions of realized gains
Income & Growth Fund
Common Stocks—0.0%
CCF Holdings LLC, Class M(2)	$ 1,285	$ —	$ —	$ —	$ —	$ —	—	$ —	$—
CENVEO Corp.(2)	109	—	—	—	—	—	—	—	—
LiveStyle, Inc., (3),(4),(5)	—	—	—	—	—	— (6)	202,319	—	—
	$ 1,394	$ —	$ —	$ —	$ —	$ —		$ —	$—
Preferred Stocks—0.1%
LiveStyle, Inc. Series B , (3),(4),(5)	17,135	—	(11,498)	225	(244)	5,618	56,362	—	—
LiveStyle, Inc. Series B (3),(4)	—	—	—	—	—	—	8,000	—	—
	$17,135	$ —	$(11,498)	$ 225	$(244)	$5,618		$ —	$—
Leveraged Loans—0.0%
Music Technology Holdings LLC(7)	11,673	—	(11,673)	—	—	—	—	—	—
Affiliated Mutual Fund—0.0%
Virtus AllianzGI High Yield Bond Fund(7)	10,914	373	(10,617)	(510)	(160)	—	—	373	—
Total	$41,116	$373	$(33,788)	$(285)	$(404)	$5,618		$373	$—

(1)	Does not tie to Net change in unrealized appreciation (depreciation) on Investment in affiliates on the Statements of Operations as a result of previously affiliated securities moving to unaffiliated.
(2)	Issuer is not an affiliated investment of the Fund at June 30, 2022.
(3)	During the reporting period, a member of the Fund’s portfolio management team was a member of the board of directors of LiveStyle, Inc. As of the reporting period end, this is no longer the case.
(4)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(5)	All or a portion of the security is restricted.
(6)	Amount is less than $500.
(7)	Security was not an investment of the Fund at June 30, 2022.
H.	Trustee Compensation
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at June 30, 2022.
In calendar year 2018 and certain other periods prior to January 1, 2020, the Funds maintained a different deferred compensation plan pursuant to which each Trustee who was not affiliated with AllianzGI U.S. had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (then known as Allianz Funds) and Virtus Strategy Trust (then known as Allianz Funds Multi-Strategy Trust) selected by the such Trustee from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2020, and all Trustee fees earned with respect to service in calendar year 2020 were paid in cash, on a current basis. The Trustees do not currently receive any pension or retirement benefits from the Funds.
In addition to the Trustee fees deferred in the current period, the Funds still have obligations with respect to Trustee fees deferred in 2018 and in other periods prior to January 1, 2020, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the applicable deferred compensation plan.

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, written options, and short-term securities) during the period ended June 30, 2022, were as follows:
	Purchases	Sales
Emerging Markets Opportunities Fund	$ 287,192	$ 351,443
Focused Growth Fund	288,139	494,300
Global Small-Cap Fund	74,196	89,385
Health Sciences Fund	214,163	221,140
Income & Growth Fund	4,569,393	4,670,961
Mid-Cap Growth Fund	278,839	335,001
NFJ Dividend Value Fund	546,602	671,135
NFJ International Value Fund	88,843	97,842
NFJ Large-Cap Value Fund	146,257	174,522
NFJ Mid-Cap Value Fund	1,024,469	1,281,934
NFJ Small-Cap Value Fund	258,356	364,991
Small-Cap Fund	120,689	112,572
Technology Fund	2,472,560	3,046,691
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended June 30, 2022.
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:
	Emerging Markets Opportunities Fund				Focused Growth Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	80	$ 2,711	141	$ 4,828	550	$ 38,758	992	$ 70,415
Reinvestment of distributions	12	373	9	312	1,892	131,234	821	56,994
Shares repurchased	(246)	(7,852)	(510)	(16,950)	(2,360)	(163,414)	(1,532)	(107,824)
Net Increase / (Decrease)	(154)	$ (4,768)	(360)	$ (11,810)	82	$ 6,578	281	$ 19,585
Class C
Shares sold	1	$ 47	5	$ 188	108	$ 3,603	131	$ 5,206
Reinvestment of distributions	—	—	— (1)	1	393	12,557	185	7,088
Shares repurchased	(19)	(669)	(38)	(1,295)	(533)	(18,692)	(528)	(20,941)
Net Increase / (Decrease)	(18)	$ (622)	(33)	$ (1,106)	(32)	$ (2,532)	(212)	$ (8,647)
Class R*
Shares sold	—	$ —	—	$ —	—	$ —	92	$ 4,398
Reinvestment of distributions	—	—	—	—	—	—	56	2,575
Shares repurchased	—	—	—	—	—	—	(654)	(31,739)
Net Increase / (Decrease)	—	$ —	—	$ —	—	$ —	(506)	$ (24,766)
Class P
Shares sold	133	$ 4,377	84	$ 2,891	476	$ 23,193	302	$ 14,932
Reinvestment of distributions	5	161	7	213	430	18,881	199	9,540
Shares repurchased	(108)	(3,250)	(381)	(13,423)	(1,357)	(60,240)	(604)	(29,940)
Net Increase / (Decrease)	30	$ 1,288	(290)	$ (10,319)	(451)	$ (18,166)	(103)	$ (5,468)

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
	Emerging Markets Opportunities Fund				Focused Growth Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Institutional Class
Shares sold	2,120	$ 71,408	1,662	$ 58,167	824	$ 54,682	580	$ 37,222
Reinvestment of distributions	102	3,324	73	2,426	585	35,936	225	14,072
Shares repurchased	(5,063)	(145,870)	(3,449)	(113,484)	(1,407)	(85,990)	(1,005)	(63,534)
Net Increase / (Decrease)	(2,841)	$ (71,138)	(1,714)	$ (52,891)	2	$ 4,628	(200)	$ (12,240)
Class R6
Shares sold	595	$ 20,278	290	$ 10,104	1,240	$ 74,596	590	$ 38,207
Reinvestment of distributions	22	727	11	371	593	36,560	250	15,711
Shares repurchased	(345)	(11,192)	(239)	(7,844)	(701)	(43,874)	(647)	(40,929)
Net Increase / (Decrease)	272	$ 9,813	62	$ 2,631	1,132	$ 67,282	193	$ 12,989
Administrative Class
Shares sold	—	$ —	—	$ —	32	$ 2,060	12	$ 728
Reinvestment of distributions	—	—	—	—	30	1,642	10	563
Shares repurchased	—	—	—	—	(16)	(922)	(13)	(738)
Net Increase / (Decrease)	—	$ —	—	$ —	46	$ 2,780	9	$ 553

	Global Small-Cap Fund				Health Sciences Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	46	$ 1,877	70	$ 3,342	144	$ 4,971	125	$ 4,406
Reinvestment of distributions	315	11,665	41	1,912	935	31,093	588	19,561
Shares repurchased	(201)	(8,411)	(145)	(6,464)	(544)	(18,861)	(597)	(21,195)
Net Increase / (Decrease)	160	$ 5,131	(34)	$ (1,210)	535	$ 17,203	116	$ 2,772
Class C
Shares sold	3	$ 103	5	$ 181	43	$ 938	12	$ 318
Reinvestment of distributions	31	847	5	206	47	981	29	673
Shares repurchased	(45)	(1,428)	(70)	(2,511)	(46)	(1,053)	(66)	(1,688)
Net Increase / (Decrease)	(11)	$ (478)	(60)	$ (2,124)	44	$ 866	(25)	$ (697)
Class P
Shares sold	2	$ 98	7	$ 346	99	$ 3,343	23	$ 843
Reinvestment of distributions	16	682	3	158	5	179	1	18
Shares repurchased	(17)	(864)	(62)	(3,246)	(58)	(1,856)	(1)	(24)
Net Increase / (Decrease)	1	$ (84)	(52)	$ (2,742)	46	$ 1,666	23	$ 837
Institutional Class
Shares sold	75	$ 3,439	146	$ 8,093	571	$ 19,966	275	$ 9,933
Reinvestment of distributions	206	8,802	26	1,361	124	4,230	54	1,822
Shares repurchased	(200)	(9,269)	(234)	(11,605)	(476)	(16,735)	(107)	(3,754)
Net Increase / (Decrease)	81	$ 2,972	(62)	$ (2,151)	219	$ 7,461	222	$ 8,001

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
	Income & Growth Fund				Mid-Cap Growth Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	34,842	$ 440,020	52,581	$ 651,658	6,034	$ 28,674	3,609	$ 19,402
Reinvestment of distributions	12,258	150,344	10,600	131,473	20,186	87,202	5,664	30,077
Shares repurchased	(35,815)	(436,840)	(31,720)	(394,769)	(12,167)	(54,324)	(7,121)	(37,859)
Net Increase / (Decrease)	11,285	$ 153,524	31,461	$ 388,362	14,053	$ 61,552	2,152	$ 11,620
Class C
Shares sold	18,782	$ 216,138	29,084	$ 327,256	312	$ 913	313	$ 1,269
Reinvestment of distributions	8,276	91,065	7,898	88,409	1,506	4,248	537	2,144
Shares repurchased	(29,502)	(324,398)	(36,973)	(411,193)	(1,869)	(6,109)	(2,037)	(8,087)
Net Increase / (Decrease)	(2,444)	$ (17,195)	9	$ 4,472	(51)	$ (948)	(1,187)	$ (4,674)
Class R*
Shares sold	—	$ —	78	$ 981	—	$ —	208	$ 1,084
Reinvestment of distributions	—	—	26	323	—	—	48	248
Shares repurchased	—	—	(658)	(8,159)	—	—	(662)	(3,496)
Net Increase / (Decrease)	—	$ —	(554)	$ (6,855)	—	$ —	(406)	$ (2,164)
Class P
Shares sold	30,102	$ 395,436	44,220	$ 565,375	589	$ 3,464	2,026	$ 12,909
Reinvestment of distributions	6,599	84,089	6,493	82,954	706	3,866	270	1,708
Shares repurchased	(58,458)	(752,315)	(29,265)	(375,726)	(3,904)	(23,698)	(706)	(4,569)
Net Increase / (Decrease)	(21,757)	$ (272,790)	21,448	$ 272,603	(2,609)	$ (16,368)	1,590	$ 10,048
Institutional Class
Shares sold	48,591	$ 653,466	39,501	$ 514,900	3,694	$ 24,641	2,373	$ 15,261
Reinvestment of distributions	7,616	97,397	5,516	71,390	3,075	17,065	735	4,701
Shares repurchased	(35,413)	(443,799)	(20,425)	(262,878)	(2,734)	(14,098)	(4,992)	(29,938)
Net Increase / (Decrease)	20,794	$ 307,064	24,592	$ 323,412	4,035	$ 27,608	(1,884)	$ (9,976)
Administrative Class
Shares sold	—	$ —	—	$ —	27	$ 126	78	$ 449
Reinvestment of distributions	—	—	—	—	138	664	39	218
Shares repurchased	—	—	—	—	(74)	(403)	(47)	(263)
Net Increase / (Decrease)	—	$ —	—	$ —	91	$ 387	70	$ 404

	NFJ Dividend Value Fund				NFJ International Value Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	3,288	$ 42,101	7,711	$ 92,329	277	$ 5,858	719	$ 15,274
Reinvestment of distributions	1,902	24,662	389	4,454	54	1,168	54	1,064
Shares repurchased	(6,414)	(82,282)	(9,011)	(100,397)	(707)	(14,977)	(855)	(17,467)
Net Increase / (Decrease)	(1,224)	$ (15,519)	(911)	$ (3,614)	(376)	$ (7,951)	(82)	$ (1,129)
Class C
Shares sold	99	$ 1,276	68	$ 772	9	$ 200	16	$ 339
Reinvestment of distributions	67	902	9	104	2	39	4	70
Shares repurchased	(556)	(7,281)	(2,560)	(28,654)	(71)	(1,483)	(313)	(6,237)
Net Increase / (Decrease)	(390)	$ (5,103)	(2,483)	$ (27,778)	(60)	$ (1,244)	(293)	$ (5,828)

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
	NFJ Dividend Value Fund				NFJ International Value Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R*
Shares sold	—	$ —	398	$ 4,469	—	$ —	38	$ 782
Reinvestment of distributions	—	—	41	456	—	—	3	62
Shares repurchased	—	—	(5,836)	(71,103)	—	—	(301)	(6,574)
Net Increase / (Decrease)	—	$ —	(5,397)	$ (66,178)	—	$ —	(260)	$ (5,730)
Class P
Shares sold	1,060	$ 13,724	1,477	$ 16,700	44	$ 982	84	$ 1,742
Reinvestment of distributions	737	9,666	228	2,613	16	347	17	343
Shares repurchased	(4,906)	(63,963)	(7,972)	(88,545)	(259)	(5,474)	(295)	(6,003)
Net Increase / (Decrease)	(3,109)	$ (40,573)	(6,267)	$ (69,232)	(199)	$ (4,145)	(194)	$ (3,918)
Institutional Class
Shares sold	1,333	$ 17,543	1,227	$ 14,268	363	$ 7,453	622	$ 13,323
Reinvestment of distributions	520	6,799	162	1,856	47	1,011	43	867
Shares repurchased	(3,460)	(45,386)	(3,892)	(43,637)	(363)	(7,585)	(764)	(15,604)
Net Increase / (Decrease)	(1,607)	$ (21,044)	(2,503)	$ (27,513)	47	$ 879	(99)	$ (1,414)
Class R6
Shares sold	916	$ 11,974	1,692	$ 18,962	108	$ 2,266	79	$ 1,747
Reinvestment of distributions	445	5,785	111	1,275	3	61	2	34
Shares repurchased	(1,516)	(19,596)	(1,577)	(17,917)	(36)	(757)	(34)	(708)
Net Increase / (Decrease)	(155)	$ (1,837)	226	$ 2,320	75	$ 1,570	47	$ 1,073
Administrative Class
Shares sold	605	$ 7,964	898	$ 10,884	77	$ 1,576	525	$ 9,870
Reinvestment of distributions	167	2,231	33	386	1	30	5	92
Shares repurchased	(509)	(6,735)	(984)	(11,241)	(47)	(950)	(545)	(11,653)
Net Increase / (Decrease)	263	$ 3,460	(53)	$ 29	31	$ 656	(15)	$ (1,691)

	NFJ Large-Cap Value Fund				NFJ Mid-Cap Value Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	243	$ 8,002	290	$ 8,262	844	$ 28,415	1,296	$ 41,290
Reinvestment of distributions	308	10,293	39	1,133	1,757	58,654	157	4,787
Shares repurchased	(675)	(22,437)	(893)	(25,272)	(2,537)	(85,945)	(3,144)	(95,718)
Net Increase / (Decrease)	(124)	$ (4,142)	(564)	$ (15,877)	64	$ 1,124	(1,691)	$ (49,641)
Class C
Shares sold	18	$ 591	7	$ 207	96	$ 2,577	116	$ 2,795
Reinvestment of distributions	6	190	—	4	188	4,923	5	131
Shares repurchased	(51)	(1,686)	(203)	(5,742)	(421)	(11,166)	(545)	(13,448)
Net Increase / (Decrease)	(27)	$ (905)	(196)	$ (5,531)	(137)	$ (3,666)	(424)	$ (10,522)
Class R*
Shares sold	—	$ —	6	$ 154	—	$ —	139	$ 3,561
Reinvestment of distributions	—	—	— (1)	5	—	—	7	187
Shares repurchased	—	—	(54)	(1,726)	—	—	(897)	(25,656)
Net Increase / (Decrease)	—	$ —	(48)	$ (1,567)	—	$ —	(751)	$ (21,908)

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
	NFJ Large-Cap Value Fund				NFJ Mid-Cap Value Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class P
Shares sold	163	$ 5,404	118	$ 3,342	1,203	$ 31,462	3,132	$ 74,161
Reinvestment of distributions	32	1,094	6	165	995	25,098	156	3,735
Shares repurchased	(290)	(9,713)	(136)	(3,898)	(6,282)	(161,018)	(5,143)	(124,407)
Net Increase / (Decrease)	(95)	$ (3,215)	(12)	$ (391)	(4,084)	$ (104,458)	(1,855)	$ (46,511)
Institutional Class
Shares sold	775	$ 25,434	1,936	$ 53,277	3,656	$ 132,433	3,867	$ 124,780
Reinvestment of distributions	236	7,824	48	1,395	1,315	47,629	166	5,470
Shares repurchased	(1,019)	(34,203)	(1,843)	(57,032)	(5,083)	(184,720)	(5,912)	(193,698)
Net Increase / (Decrease)	(8)	$ (945)	141	$ (2,360)	(112)	$ (4,658)	(1,879)	$ (63,448)
Class R6
Shares sold	3	$ 100	—	$ —	820	$ 29,076	1,535	$ 50,969
Reinvestment of distributions	—	—	—	—	247	8,923	38	1,245
Shares repurchased	—	—	—	—	(573)	(21,374)	(1,718)	(58,443)
Net Increase / (Decrease)	3	$ 100	—	$ —	494	$ 16,625	(145)	$ (6,229)
Administrative Class
Shares sold	— (1)	$ 19	8	$ 211	144	$ 5,141	811	$ 25,174
Reinvestment of distributions	1	32	— (1)	5	138	4,770	13	402
Shares repurchased	(1)	(50)	(40)	(1,043)	(504)	(17,898)	(744)	(23,198)
Net Increase / (Decrease)	— (1)	$ 1	(32)	$ (827)	(222)	$ (7,987)	80	$ 2,378

	NFJ Small-Cap Value Fund				Small-Cap Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	885	$ 13,314	2,240	$ 32,510	203	$ 5,057	317	$ 7,125
Reinvestment of distributions	1,563	23,166	428	5,780	420	9,935	3	72
Shares repurchased	(4,689)	(70,476)	(6,123)	(82,428)	(430)	(10,519)	(441)	(9,853)
Net Increase / (Decrease)	(2,241)	$ (33,996)	(3,455)	$ (44,138)	193	$ 4,473	(121)	$ (2,656)
Class C
Shares sold	18	$ 228	10	$ 118	20	$ 482	14	$ 319
Reinvestment of distributions	11	139	2	25	29	633	—	—
Shares repurchased	(24)	(314)	(62)	(757)	(48)	(1,071)	(79)	(1,868)
Net Increase / (Decrease)	5	$ 53	(50)	$ (614)	1	$ 44	(65)	$ (1,549)
Class R*
Shares sold	—	$ —	121	$ 1,802	—	$ —	—	$ —
Reinvestment of distributions	—	—	14	212	—	—	—	—
Shares repurchased	—	—	(1,305)	(21,779)	—	—	—	—
Net Increase / (Decrease)	—	$ —	(1,170)	$ (19,765)	—	$ —	—	$ —
Class P
Shares sold	118	$ 2,106	243	$ 3,683	994	$ 26,315	612	$ 14,632
Reinvestment of distributions	62	1,102	25	389	129	3,094	3	71
Shares repurchased	(553)	(9,818)	(604)	(9,700)	(1,481)	(37,879)	(516)	(11,756)
Net Increase / (Decrease)	(373)	$ (6,610)	(336)	$ (5,628)	(358)	$ (8,470)	99	$ 2,947

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
	NFJ Small-Cap Value Fund				Small-Cap Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021		Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Institutional Class
Shares sold	500	$ 8,993	710	$ 11,615	1,691	$ 42,970	560	$ 13,851
Reinvestment of distributions	289	5,167	113	1,805	285	6,896	5	131
Shares repurchased	(2,087)	(37,826)	(3,349)	(53,593)	(885)	(19,994)	(504)	(12,277)
Net Increase / (Decrease)	(1,298)	$ (23,666)	(2,526)	$ (40,173)	1,091	$ 29,872	61	$ 1,705
Class R6
Shares sold	447	$ 8,054	1,159	$ 18,776	95	$ 2,395	149	$ 3,489
Reinvestment of distributions	303	5,378	99	1,576	46	1,124	1	29
Shares repurchased	(1,486)	(26,970)	(3,275)	(48,225)	(72)	(1,780)	(352)	(7,439)
Net Increase / (Decrease)	(736)	$ (13,538)	(2,017)	$ (27,873)	69	$ 1,739	(202)	$ (3,921)
Administrative Class
Shares sold	186	$ 2,778	376	$ 5,178	—	$ —	—	$ —
Reinvestment of distributions	203	3,012	55	739	—	—	—	—
Shares repurchased	(492)	(7,303)	(1,133)	(15,592)	—	—	—	—
Net Increase / (Decrease)	(103)	$ (1,513)	(702)	$ (9,675)	—	$ —	—	$ —

	Technology Fund
	Year Ended June 30, 2022		Year Ended June 30, 2021
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	812	$ 49,880	980	$ 76,399
Reinvestment of distributions	3,585	212,887	1,729	131,427
Shares repurchased	(2,398)	(141,886)	(2,521)	(201,536)
Net Increase / (Decrease)	1,999	$ 120,881	188	$ 6,290
Class C
Shares sold	99	$ 2,609	154	$ 7,156
Reinvestment of distributions	1,073	24,592	385	16,516
Shares repurchased	(645)	(16,116)	(521)	(23,576)
Net Increase / (Decrease)	527	$ 11,085	18	$ 96
Class P
Shares sold	155	$ 12,532	431	$ 40,162
Reinvestment of distributions	339	25,889	291	26,567
Shares repurchased	(1,487)	(128,997)	(688)	(63,835)
Net Increase / (Decrease)	(993)	$ (90,576)	34	$ 2,894
Institutional Class
Shares sold	2,725	$ 235,136	3,356	$ 319,101
Reinvestment of distributions	3,770	299,998	2,055	193,751
Shares repurchased	(5,696)	(461,959)	(3,953)	(376,900)
Net Increase / (Decrease)	799	$ 73,175	1,458	$ 135,952
Administrative Class
Shares sold	14	$ 1,035	882	$ 80,084
Reinvestment of distributions	60	4,114	157	13,247
Shares repurchased	(900)	(78,966)	(237)	(20,498)
Net Increase / (Decrease)	(826)	$ (73,817)	802	$ 72,833

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
*	On May 21, 2021, all Class R shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class R shares in the tables above.
(1)	Amount is less than 500 shares.
Note 7. 10% Shareholders
As of June 30, 2022, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:
	% of Shares Outstanding	Number of Accounts*
Emerging Markets Opportunities Fund	58%	2
Focused Growth Fund	11	1
Global Small-Cap Fund	43	3
Health Sciences Fund	40	2
Mid-Cap Growth Fund	12	1
NFJ International Value Fund	12	1
NFJ Large-Cap Value Fund	21	1
NFJ Small-Cap Value Fund	18	1
Small-Cap Fund	11	1
Technology Fund	28	2
*	None of the accounts are affiliated.
Note 8. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At June 30, 2022, the following Funds held securities issued by various companies in specific sectors as detailed below:
Fund	Sector	Percentage of Total Investments
Emerging Markets Opportunities Fund	Banks	27%
Health Sciences Fund	Pharmaceuticals	45
NFJ Small-Cap Value Fund	Financials	31
Technology Fund	Software	29
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
Note 10. Restricted Securities
($ reported in thousands)
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Fund held securities that were considered to be restricted at June 30, 2022:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Income & Growth Fund	CENVEO Corp.	6/19/2014	$1,960	$ 273	0.0%
	LiveStyle, Inc.	12/1/2016	—	— (a)	0.0
	LiveStyle, Inc. Series B	3/1/2016	5,526	5,618	0.1
	Affinion Group Holdings	11/4/2015	1,422	—	0.0

(a)	Amount is less than $500.
Note 11. Redemption Facility
($ reported in thousands)
On June 14, 2021, the Funds and certain other affiliated funds entered into an $250,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 9, 2023. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the period June 30, 2022, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had an outstanding loan during the period. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Emerging Markets Opportunities Fund	$15	$ 8,624	2.09%	29
Focused Growth Fund	5	6,544	1.38	18
Health Sciences Fund	— (1)	1,475	1.35	4
Mid-Cap Growth Fund	3	7,544	1.35	9
NFJ Dividend Value Fund	1	3,214	1.35	7
NFJ Mid-Cap Value Fund	2	8,786	1.34	7
Small-Cap Fund	2	13,600	1.34	4
(1)	Amount is less than $500.
At June 30, 2022, Emerging Markets Opportunities Fund had $3,300 of borrowings outstanding.
Note 12. Federal Income Tax Information
($ reported in thousands)
At June 30, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Opportunities Fund	$ 127,120	$ 15,257	$ (18,080)	$ (2,823)
Focused Growth Fund	576,643	396,027	(65,019)	331,008
Global Small-Cap Fund	64,051	7,294	(10,462)	(3,168)
Health Sciences Fund	174,350	16,116	(12,242)	3,874

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Income & Growth Fund	$6,581,285	$ 58,827	$ (1,194,751)	$ (1,135,924)
Income & Growth Fund (Written Options)	(1,191)	589	(596)	(7)
Mid-Cap Growth Fund	291,045	35,124	(40,209)	(5,085)
NFJ Dividend Value Fund	687,486	89,314	(48,043)	41,271
NFJ International Value Fund	128,799	6,380	(23,003)	(16,623)
NFJ Large-Cap Value Fund	280,910	29,180	(19,556)	9,624
NFJ Mid-Cap Value Fund	1,140,971	100,927	(120,608)	(19,681)
NFJ Small-Cap Value Fund	400,121	44,103	(37,763)	6,340
Small-Cap Fund	136,338	15,403	(15,819)	(416)
Technology Fund	1,328,444	211,015	(171,989)	39,026
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended June 30, 2022, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Emerging Markets Opportunities Fund	$ 9,610	$ —
NFJ International Value Fund	248,530	180,014
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Emerging Markets Opportunities Fund	$ 1,138	$ —	$ —	$ 2,701	$ 9,610
Focused Growth Fund	—	32,630	510	29,796	—
Global Small-Cap Fund	—	1,608	211	—	—
Health Sciences Fund	—	14,536	—	5,877	—
Income & Growth Fund	16,846	—	—	—	—
Mid-Cap Growth Fund	—	—	550	11,367	—
NFJ Dividend Value Fund	8,322	78,408	—	—	—
NFJ International Value Fund	636	—	—	228	428,544
NFJ Large-Cap Value Fund	3,824	32,452	—	—	—
NFJ Mid-Cap Value Fund	50,797	122,786	—	—	—
NFJ Small-Cap Value Fund	5,919	32,921	—	—	—
Small-Cap Fund	178	4,606	—	—	—
Technology Fund	—	184,568	7,591	142,330	—
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended June 30, 2022 and 2021 was as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Emerging Markets Opportunities Fund
6/30/22	$ 5,310	$ —	$ —	$ 5,310
6/30/21	3,612	—	—	3,612
Focused Growth Fund
6/30/22	35,850	220,000	—	255,850
6/30/21	36,776	80,271	—	117,047
Global Small-Cap Fund
6/30/22	12,623	10,117	—	22,740
6/30/21	—	3,848	—	3,848

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Health Sciences Fund
6/30/22	$ 17,411	$ 20,210	$—	$ 37,621
6/30/21	9,251	13,602	—	22,853
Income & Growth Fund
6/30/22	461,612	—	—	461,612
6/30/21	399,215	12,689	—	411,904
Mid-Cap Growth Fund
6/30/22	27,480	97,130	—	124,610
6/30/21	1,165	42,087	—	43,252
NFJ Dividend Value Fund
6/30/22	17,960	37,920	—	55,880
6/30/21	12,393	33	—	12,426
NFJ International Value Fund
6/30/22	2,895	—	—	2,895
6/30/21	2,757	—	—	2,757
NFJ Large-Cap Value Fund
6/30/22	10,795	9,800	—	20,595
6/30/21	2,847	—	—	2,847
NFJ Mid-Cap Value Fund
6/30/22	76,780	90,600	—	167,380
6/30/21	15,493	2,348	—	17,841
NFJ Small-Cap Value Fund
6/30/22	16,430	24,130	—	40,560
6/30/21	9,595	1,893	—	11,488
Small-Cap Fund
6/30/22	6,120	16,330	—	22,450
6/30/21	310	—	—	310
Technology Fund
6/30/22	300,890	289,700	—	590,590
6/30/21	52,984	344,589	—	397,573
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 15. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in these financial statements:
On May 17, 2022, it was announced that Allianz Global Investors U.S. LLC (“AllianzGI”) had settled certain government charges about matters unrelated to the Funds. As a result of the settlement, AllianzGI is no longer allowed to manage U.S. registered open-end and closed-end funds after a transition period of up to 10 weeks. As a result, the following changes took place on or about July 25, 2022:

VIRTUS INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2022
AllianzGI U.S. was removed as subadviser of the Virtus Emerging Markets Opportunities Fund and Virtus Small-Cap Fund; VIA, the investment adviser of Virtus Emerging Markets Opportunities Fund and Virtus Small-Cap Fund, manages the Virtus Emerging Markets Opportunities Fund and Virtus Small-Cap Fund directly; Silvant Capital Management LLC, an affiliate of VIA, replaced AllianzGI U.S. as subadviser of the Virtus Focused Growth Fund and Virtus Mid-Cap Growth Fund, and each fund was renamed Virtus Silvant Focused Growth Fund and Virtus Silvant Mid-Cap Growth Fund; Kayne Anderson Rudnick Investment Management, LLC, an affiliate of VIA, replaced AllianzGI U.S. as the subadviser of the Virtus Global Small-Cap Fund and Virtus Health Sciences Fund, and each fund was renamed Virtus KAR Global Small-Cap Fund and Virtus KAR Health Sciences Fund; Voya Investment Management Co. LLC replaced AllianzGI U.S. as the subadviser of the Virtus Income & Growth Fund; and Zevenbergen Capital Investments LLC replaced AllianzGI U.S. as the subadviser of the Virtus Technology Fund, and the fund was renamed Virtus Zevenbergen Technology Fund.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Investment Trust and Shareholders of Virtus Emerging Markets Opportunities Fund, Virtus Silvant Focused Growth Fund, Virtus KAR Global Small-Cap Fund, Virtus KAR Health Sciences Fund, Virtus Income & Growth Fund, Virtus Silvant Mid-Cap Growth Fund, Virtus Small-Cap Fund, Virtus Zevenbergen Technology Fund, Virtus NFJ Dividend Value Fund, Virtus NFJ International Value Fund, Virtus NFJ Large-Cap Value Fund, Virtus NFJ Mid-Cap Value Fund, and Virtus NFJ Small-Cap Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Emerging Markets Opportunities Fund, Virtus Focused Growth Fund, Virtus Global Small-Cap Fund, Virtus Health Sciences Fund, Virtus Income & Growth Fund, Virtus Mid-Cap Growth Fund, Virtus Small-Cap Fund, Virtus Technology Fund, Virtus NFJ Dividend Value Fund, Virtus NFJ International Value Fund, Virtus NFJ Large-Cap Value Fund, Virtus NFJ Mid-Cap Value Fund, and Virtus NFJ Small-Cap Value Fund (constituting Virtus Investment Trust, hereafter collectively referred to as the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodians, transfer agents, agent bank and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 24, 2022
We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS INVESTMENT TRUST
TAX INFORMATION NOTICE (Unaudited)
June 30, 2022
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Funds will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended June 30, 2022, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Emerging Markets Opportunities Fund	82.65%	1.38%	$ —
Focused Growth Fund	59.97	57.37	88,110
Global Small-Cap Fund	—	—	2,698
Health Sciences Fund	48.19	28.04	21,956
Income & Growth Fund	13.81	12.73	8,515
Mid-Cap Growth Fund	100.00	100.00	18,628
NFJ Dividend Value Fund	68.23	60.58	112,271
NFJ International Value Fund	100.00	6.09	—
NFJ Large-Cap Value Fund	52.07	49.27	37,692
NFJ Mid-Cap Value Fund	25.74	24.81	152,192
NFJ Small-Cap Value Fund	60.99	57.67	47,119
Small-Cap Fund	100.00	100.00	6,913
Technology Fund	20.33	11.02	212,649
For the fiscal year ended June 30, 2022, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Code, and the Treasury Regulations thereunder.
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Emerging Markets Opportunities Fund	$ 10,289	$ 2,161
NFJ International Value Fund	4,701	496

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)
Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk, which is the risk that a Fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Program is overseen by the Adviser as the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds. Assessment and management of a Fund’s liquidity risk under the Program take into consideration certain factors, such as the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short- and long-term cash-flow projections during both normal and reasonably foreseeable stressed conditions, and its cash and cash-equivalent holdings and access to other funding sources. As required by the rule, the Program includes policies and procedures for classification of Fund portfolio holdings in four liquidity categories, maintaining certain levels of highly liquid investments, and limiting holdings of illiquid investments.
At a meeting of the Board held on May 23-25, 2022, the Board received a report from the Program Administrator addressing the operation and management of the Program for calendar year 2021 (the “Review Period”). The Program Administrator’s report noted that for the Review Period, the Program Administrator believed that the Program was implemented and operated effectively in all material respects and that existing procedures, controls and safeguards were appropriately designed to enable the Program Administrator to administer the Program in compliance with Rule 22e-4. The Program Administrator’s report noted that during the Review Period, there were no events that created liquidity related concerns for the Funds. The Program Administrator’s report further noted that while changes to the Program had been made during the Review Period and reported to the Board, no material changes were made to the Program as a result of the Program Administrator’s annual review.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to a Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in that Fund may be subject.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Investment Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2021 103 Portfolios	Principal Occupation(s) During Past 5 Years Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since:2019 107 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022) Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2021), PIMCO Access Fund; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; and Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2014 107 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2021), PIMCO Access Fund; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2006 107 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2021 100 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC
Mallin, John R. YOB: 1950 Served Since: 2021 100 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (since 2014), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fun® , The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (61 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2021 100 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2019), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (61 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2021 110 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (61 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2021 103 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (61 portfolios).
Walton, R. Keith YOB: 1964 Served Since:2021 107 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2021 107 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 112 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022)	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022), The Merger Fund®, The Merger Fund® VL, Virtus Alternative Solutions Trust, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Mutual Fund Family, Virtus Strategy Trust, Virtus Variable Insurance Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, Virtus Dividend, Interest & Premium Strategy Fund, Virtus Global Multi-Sector Income Fund, Virtus Stone Harbor Emerging Markets Income Fund, Virtus Stone Harbor Emerging Markets Total Income Fund and Virtus Total Return Fund Inc.; Fund Chief Compliance Officer (since 2022), Deputy Fund Chief Compliance Officer (February 2022 to June 2022), and Assistant Chief Compliance Officer (2020 to 2022), ETFis Series Trust I and Virtus ETF Trust II; Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Assistant Vice President and Assistant Chief Compliance Officer (2020 to 2022), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Assistant Vice President and Assistant Chief Compliance Officer (2019 to 2022), Virtus Mutual Fund Family, Virtus Variable Insurance Trust and Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President and Assistant Secretary (since 2021).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), and various officer positions (since 2005), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Assistant Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President and Assistant Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Assistant Secretary, (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), and Assistant Secretary (2013 to 2014 and since 2017), Virtus Total Return Fund Inc.; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013) and Assistant Secretary (2013 to 2014 and 2017 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), and Assistant Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Assistant Secretary (2015 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income 2028 Term Fund Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), ETFis Series Trust I, Virtus ETF Trust II, Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2022), ETFis Series Trust I, Virtus ETF Trust II, Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Virtus Global Multi-Sector Income Fund, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

Virtus Emerging Markets Opportunities Fund,
a series of Virtus Investment Trust (Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus dated October 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Emerging Markets Opportunities Fund (the “Fund”) will be effective July 25, 2022.
•	Virtus Investment Advisers, Inc. (“VIA”), the investment adviser of the Fund, will manage the Fund directly.
•	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund, and accordingly, all references to AllianzGI U.S. as subadviser to the Fund will be removed from the Fund’s prospectuses.
The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Fund will continue to manage the Fund with the same investment strategies and risks as currently disclosed, as employees of VIA.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the removal of AllianzGI U.S. as subadviser are described below.
The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:
(3) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.29% for Class A shares, 2.04% for Class C shares, 0.94% for Institutional Class shares, 1.04% for Class P shares and 0.89% for Class R6 shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
> Kunal Ghosh, Senior Portfolio Manager, Senior Managing Director and Chief Investment Officer, Virtus Systematic, of VIA, has managed the fund since 2007.
> Lu Yu, CFA, CIPM, Lead Portfolio Manager and Managing Director, Virtus Systematic, of VIA, has managed the fund since 2010.

Under “The Adviser” on page 127 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be removed.
Under “The Subadvisers” beginning on page 128 of the statutory prospectus, the first and second paragraphs will be deleted.
The row referencing the Fund in the table listing subadvisory fee rates on page 129 of the statutory prospectus will be removed.
In the Portfolio Management Section beginning on page 129 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for VIA as follows:
VIA
Virtus Emerging Markets Opportunities Fund	Kunal Ghosh (since 2007) Lu Yu, CFA, CIPM (since 2010)
Kunal Ghosh. Mr. Ghosh is a Senior Portfolio Manager, Senior Managing Director and Chief Investment Officer, Virtus Systematic, with Virtus Investment Advisers, Inc., which he joined in 2022. He has 17 years of investment industry experience. Previously, he was a managing director and head of the Systematic team with Allianz Global Investors. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, and a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.
Lu Yu, CFA, CIPM. Ms. Yu, CFA, CIPM, is a Senior Portfolio Manager and Managing Director, Virtus Systematic, with Virtus Investment Advisers, Inc. which she joined in July 2022. She has 18 years of investment industry experience. Previously, Ms. Yu was a managing director and had portfolio-management and research responsibilities for the Systematic team with Allianz Global Investors. She was previously a risk analyst for Provident Advisors LLC. Ms. Yu has a B.S. from Nanjing University, China, and an M.S. from the University of Southern California and the National University of Singapore. She holds CFA and CIPM designations.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated October 28, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VIT 8061 Emerging Opportunities Sub Changes (7/2022)

Virtus Focused Growth Fund,
a series of Virtus Investment Trust (Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus dated October 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Focused Growth Fund (the “Fund”) will be effective July 25, 2022.
•	Silvant Capital Management LLC, (“Silvant”), an affiliate of Virtus Investment Advisers, Inc., will manage the Fund as subadviser.
•	Michael A. Sansoterra, Sandeep Bhatia, PhD, CFA and Brandi Allen will be added as portfolio managers to the Fund.
•	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund and, accordingly, all references to AllianzGI U.S., as subadviser of the Fund, and to Raphael L. Edelman and Kimberlee Millar, CFA, as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.
•	The Fund will be renamed the Virtus Silvant Focused Growth Fund.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the change in subadviser are described below.
The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:
(3) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 0.67% for Institutional Class shares, 0.62% for Class R6 shares and 0.92% for Administrative Class shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in emerging market securities). At times, depending on market conditions, the fund may also invest a significant percentage of its assets in a small number of business sectors or industries. The portfolio managers normally select 25 to 45 stocks for the fund’s portfolio.
The portfolio managers attempt to include securities in the fund’s portfolio that exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation.
The portfolio managers ordinarily look for several of the following characteristics when analyzing specific companies for possible investments: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services.

The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Silvant Capital Management LLC (“Silvant”).
Portfolio Management
> Michael A. Sansoterra, Chief Investment Officer and Senior Portfolio Manager of Silvant. Mr. Sansoterra has served as a portfolio manager of the fund since July 2022.
> Sandeep Bhatia, PhD, CFA, Managing Director and Senior Portfolio Manager of Silvant. Mr. Bhatia has served as a portfolio manager of the fund since July 2022.
> Brandi Allen, Managing Director and Senior Portfolio Manager of Silvant. Ms. Allen has served as a portfolio manager of the fund since July 2022.
In the section “More Information about Risks Related to Principal Investment strategies” the disclosure under “Principal Investment Strategies” starting on page 89 of the statutory prospectus relating to the fund will be replaced with the following:
The fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in emerging market securities). At times, depending on market conditions, the fund may also invest a significant percentage of its assets in a small number of business sectors or industries. The specific business sectors and industries in which the fund invests a significant percentage of its assets are expected to change over time. The portfolio managers normally select 25 to 45 stocks for the fund’s portfolio. The portfolio managers attempt to include securities in the fund’s portfolio that exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation.
In analyzing specific companies for possible investments, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objective and as necessary for redemption purposes.
The fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. Opportunistically, depending on market conditions, the portfolio managers may seek to establish or augment fund exposure to equity securities in part through the use of derivatives, in particular through combinations of listed options. For example, the portfolio managers may write (sell) out-of-the-money put options on a particular issuer and use a portion of the premiums received to purchase call options on the same issuer at a higher strike price, thus expressing a positive outlook on the stock without having to commit the full current stock price needed to purchase it outright. In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
Under “The Adviser” on page 127 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus Silvant Focused Growth Fund	Silvant
Under “The Subadvisers” beginning on page 128 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for Silvant:

Silvant, an affiliate of VIA, is located at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is an investment adviser registered with the SEC. The firm was established in 2008 after 24 years functioning as the growth style investment management team of the firm now known as Virtus Fund Advisers, LLC. As of June 30, 2022, Silvant had approximately $669 million in assets under management. Silvant focuses on managing growth equity products for a diverse range of institutional clients.
In the “Portfolio Management” Section beginning on page 129 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Silvant as follows:
Silvant
Virtus Silvant Focused Growth Fund	Michael A. Sansoterra (since July 2022) Sandeep Bhatia (since July 2022) Brandi Allen (since July 2022)
Michael A. Sansoterra. Mr. Sansoterra currently serves as Chief Investment Officer of Silvant. Prior to joining the Silvant team, Mr. Sansoterra served as Large Cap Diversified Growth Portfolio Manager and Senior Equity Analyst of Principal Global Investors from 2003 to 2007. He has worked in investment management since 1996.
Sandeep Bhatia, PhD, CFA. Mr. Bhatia currently serves as Managing Director of Silvant. He has been associated with Silvant or an affiliate since 2007. Prior to joining the Silvant team, Mr. Bhatia served as a Senior Research Analyst for Eagle Asset Management, focusing on the healthcare sector from 2005 to 2007. He has worked in investment management since 2000.
Brandi Allen. Ms. Allen currently serves as Managing Director of Silvant. Prior to joining in the Silvant team in 2006, Ms. Allen served as co-portfolio manager for the Oak Associates Live Oak Health Sciences Fund and the River Oak Discovery Fund as well as a Research Analyst from 1997 to 2006. She has worked in investment management since 1997.
All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated October 28, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VIT 8061 FG Sub Changes (7/2022)

Virtus Global Small-Cap Fund,
a series of Virtus Investment Trust (Unaudited)
Amendment dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus dated October 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Global Small-Cap Fund (the “Fund”) will be effective July 25, 2022.
•	Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of Virtus Investment Advisers, Inc., will be managing the Virtus Global Small-Cap Fund (the “Fund”) as subadviser.
•	Todd Beiley, CFA and Craig Thrasher, CFA will be added as portfolio managers of the Fund.
•	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund and all references to AllianzGI U.S., as subadviser of the Fund, and to Andrew Neville, Bjoern Mehrmann, CFA, CMA, Heinrich Ey, CFA, DVFA, CEFA, Koji Nakatsuka, CFA, CMA, Miguel Pohl, CFA, Stuart Winchester, CFA, Jeffrey Parker, CFA, Moritz Dufner, CFA, CAIA and Mark W. Phanitsiri, CFA, as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.
•	The Fund will be renamed the Virtus KAR Global Small-Cap Fund.
The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Fund will continue to manage the Fund with the same investment strategies and risks as currently disclosed, as employees of VIA.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additionally, as approved by the Board of Trustees of Virtus Investment Trust, effective September 19, 2022, the Fund’s non-fundamental investment policy to seek to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index (between $105.8 million and $25.5 billion as of June 30, 2021) will change as reflected in the revised Principal Investment Strategies disclosure below.
Additional disclosure changes resulting from the change in subadviser are described below.
The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:
(3) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.28% for Institutional Class shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:

The fund pursues long-term capital appreciation in the small capitalization market while seeking to incur less risk than the small capitalization market. The fund invests in a select group of small market capitalization companies believed by the fund’s subadviser to possess sustainable competitive advantages at prices the subadviser deems attractive. The fund invests in U.S. and non-U.S. companies.
Under normal circumstances, the fund invests at least 80% of net assets (plus borrowing for investment purposes) in common stocks of global small-capitalization companies. The fund’s subadviser considers smallcapitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $10 billion. The fund intends to diversify its investments globally among countries and normally to have represented in the portfolio business activities of a number of different countries, both U.S. and non-U.S. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country. Equity securities in which the fund invests include common stocks, preferred stocks and Depositary Receipts (DRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time.
The disclosure under the “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:
> Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.
> Issuer Risk. The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
> Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.
> Small and Medium Market Capitalization Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
> Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
> Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
> Limited Number of Investments Risk. Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.
> Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.
> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.
> Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.
> Liquidity Risk. Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”).
Portfolio Management
> Todd Beiley, CFA, portfolio manager and senior research analyst at KAR. Mr. Beiley has served as a portfolio manager of the fund since 2022.
> Craig Thrasher, CFA, portfolio manager and senior research analyst at KAR. Mr. Thrasher has served as a portfolio manager of the fund since 2022.
In the section “More Information about Risks Related to Principal Investment strategies” the disclosure under “Principal Investment Strategies” starting on page 90 of the statutory prospectus relating to the fund will be replaced with the following:
The fund pursues long-term capital appreciation in the small capitalization market while seeking to incur less risk than the small capitalization market. The fund invests in a select group of small market capitalization companies believed by the fund’s subadviser to possess sustainable competitive advantages at prices the subadviser deems attractive. The fund invests in U.S. and non-U.S. companies.
Under normal circumstances, the fund invests at least 80% of net assets (plus borrowing for investment purposes) in common stocks of global small--capitalization companies. The fund’s subadviser considers smallcapitalization companies to be those companies that, at the time of initial purchase, have market capitalizations of less than $10 billion. The fund intends to diversify its investments globally among countries and normally to have represented in the portfolio business activities of a number of different countries, both U.S. and non-U.S. In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country. Equity securities in which the fund invests include common stocks, preferred stocks and Depositary Receipts (DRs). The fund may invest in emerging markets issuers. Generally, the fund invests in approximately 30-60 securities at any given time.
In the section “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 109 of the statutory prospectus will be amended by changing the entries for the fund to reflect an “X” in the row for each of Currency Rate, Depositary Receipts, Emerging Market, Equity Securities, Foreign Investing, Issuer, Limited Number of Investments, Liquidity, Market Volatility, Preferred Stock, Redemption, Small and Medium Market Capitalization, thereby indicating that those are the listed risks applicable to the fund.
In the section “More Information About Risks Related to Principal Investment Strategies” the following is added after the table beginning on page 109 of the statutory prospectus:
Limited Number of Investments
There is a risk that a fund’s portfolio may be more susceptible to factors adversely affecting issuers of securities in the fund’s portfolio than would a fund holding a greater number of securities.
Redemption
The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs.
Under “The Adviser” on page 127 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus KAR Global Small-Cap Fund	KAR
Under “The Subadvisers” beginning on page 128 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for KAR:

KAR, an affiliate of the Adviser, is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2022, KAR managed approximately $47.9 billion, of which $34.1 billion was regulatory assets under management and $13.8 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.
In the “Portfolio Management” Section beginning on page 129 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for KAR as follows:
KAR
Virtus KAR Global Small-Cap Fund	Todd Beiley (since July 2022) Craig Thrasher (since July 2022)
Todd Beiley, CFA. Mr. Beiley is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the small and mid-capitalization communication services and energy sectors. Before joining KAR in 2002, Mr. Beiley was an Associate Analyst in equity research at Prudential Securities and before that was an Equity Research Associate at RNC Capital Management. He has approximately 22 years of equity research experience.
Craig Thrasher, CFA. Mr. Thrasher is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the International and Emerging Markets Small Cap Portfolios. Before joining KAR in 2008, Mr. Thrasher was employed at Kirr, Marbach & Company as an Equity Analyst, and at Wedbush Morgan Securities in correspondent credit. He has approximately 17 years of equity research experience.
All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated October 28, 2021, as supplemented.
Investors should retain this supplement with the prospectuses for future reference.
VIT 8061 GSC Sub Changes (7/2022)

Virtus Health Sciences Fund,
a series of Virtus Investment Trust (Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Investment Trust dated October 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Health Sciences Fund (the “Fund”) will be effective July 25, 2022.
•	Kayne Anderson Rudnick Investment Management, LLC (“KAR”) will manage the Fund as subadviser.
•	Chris Armbruster, CFA and Jon Christensen, CFA will be added as portfolio managers of the Fund.
•	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund, and all references to AllianzGI U.S., as subadviser of the Fund, and to Peter Pirsch, CFA and Christopher Chin, as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.
•	The Fund will be renamed the Virtus KAR Health Sciences Fund.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the change in subadviser are described below.
The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:
(3) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.12% for Institutional Class shares, through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund pursues long-term capital appreciation in health sciences-related companies. The fund invests in a select group of health science-related companies believed by the fund’s subadviser to possess sustainable competitive advantages at prices the subadviser deems attractive.
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in health sciences-related companies. The fund considers health sciencesrelated companies to include companies that design, manufacture or sell products or services used for or in connection with healthcare, medicine or life sciences. The fund will invest primarily in common stocks and other equity securities. Although the fund may invest in companies of any market capitalization, the fund 2 does not currently intend to invest more than 15% of its assets in companies with market capitalizations below $1 billion. The fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The fund may invest up to 15% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The fund may invest in securities issued in initial public offerings (IPOs). Generally, the fund invests in approximately 25 to 40 securities at any given time.
The disclosure under the “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:

> Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.
> Issuer Risk. The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
> Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.
> Focused Investment Risk (Health Sciences-Related Risk). To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility. Risks affecting companies in the health sciences sector include new government regulations or changes to existing regulations, changes in government subsidy and reimbursement levels and product or service approvals, rapid obsolescence of products or services, dramatic fluctuations of economic prospects and healthcare-related liability issues.
> Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
> Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.
> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.
> Emerging Markets Risk. Foreign investing risk may be particularly high to the extent that the fund invests in emerging market securities. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
> Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.
> IPO Risk. Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.
> Liquidity Risk. Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.
> Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.
> Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”).
Portfolio Management
> Chris Armbruster, CFA, portfolio manager and senior research analyst at KAR. Mr. Armbruster has served as a portfolio manager of the fund since 2022.
> Jon Christensen, CFA, portfolio manager and senior research analyst at KAR. Mr. Christensen has served as a portfolio manager of the fund since 2022.

In the section “More Information about Risks Related to Principal Investment strategies” the disclosure under “Principal Investment Strategies” starting on page 92 of the statutory prospectus relating to the fund will be replaced with the following:
The fund pursues long-term capital appreciation in health sciences-related companies. The fund invests in a select group of health science-related companies believed by the fund’s subadviser to possess sustainable competitive advantages at prices the subadviser deems attractive.
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in health sciences-related companies. The fund considers health sciences-related companies to include companies that design, manufacture or sell products or services used for or in connection with healthcare, medicine or life sciences, in each case as determined by the fund’s portfolio managers. The fund will concentrate more than 25% of its assets in the healthcare industry. These companies include, but are not limited to, pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies provide healthcare services. The fund will invest primarily in common stocks and other equity securities, such as preferred stocks, depositary receipts and warrants. Although the fund may invest in companies of any market capitalization, the fund does not currently intend to invest more than 15% of its assets in companies with market capitalizations below $1 billion. The fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The fund may invest up to 15% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The fund may also invest a portion of its assets in securities issued in initial public offerings (IPOs). Generally, the fund invests in approximately 25 to 40 securities at any given time.
The fund typically seeks to invest across a range of different types of health sciences-related companies, although the sizes of allocations to individual issuers can vary significantly. The fund’s portfolio managers believe that inefficiencies in the health care space create opportunities for an actively managed investment process. The team relies on its experience recognizing dynamic changes in health care trends, industries and companies to identify what it believes are the best opportunities from a top-down and bottom-up investment identification. The portfolio managers sell securities they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes.
In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
In the section “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 109 of the statutory prospectus will be amended by changing the entries for the fund to reflect an “X” in the row for each of Currency Rate, Depositary Receipts, Emerging Market, Equity Securities, Focused Investments, Foreign Investing, IPO, Issuer, Liquidity, Market Volatility, Portfolio Turnover, Preferred Stocks and Small and Medium Market Capitalization, thereby indicating that those are the listed risks applicable to the Fund.
Under “The Adviser” on page 127 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus KAR Health Sciences Fund	KAR
Under “The Subadvisers” beginning on page 128 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for KAR:
KAR, an affiliate of VIA, is located at 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. KAR acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2022, KAR managed approximately $47.9 billion, of which $34.1 billion was regulatory assets under management and $13.8 billion was model/emulation assets under contract. Model/emulation assets refer to assets that KAR is under contract to deliver a model portfolio to and are not considered regulatory assets under management.
In the “Portfolio Management” Section beginning on page 129 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for KAR as follows:

KAR
Virtus KAR Health Sciences Fund	Chris Armbruster (since July 2022) Jon Christensen (since July 2022)
Chris Armbruster, CFA. Mr. Armbruster is a Portfolio Manager and Research Analyst at KAR with primary research responsibilities for the large-capitalization consumer discretionary, health care, and information technology sectors. Before joining Kayne Anderson Rudnick in 2013, Mr. Armbruster worked at B. Riley & Co. as an Associate Analyst covering special situations, and at Al Frank Asset Management as a Vice President in equity research. He has approximately 16 years of investment industry experience.
Jon Christensen, CFA. Mr. Christensen is a Portfolio Manager and Senior Research Analyst at KAR with primary research responsibilities for the small and mid-capitalization health-care sector. Before joining KAR in 2001, he was a Portfolio Manager and Senior Research Analyst for Doheny Asset Management. Mr. Christensen has approximately 26 years of equity research experience.
All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated October 28, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VIT 8061 HS Sub Changes (7/2022)

Virtus Income & Growth Fund,
a series of Virtus Investment Trust (Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and for Statutory Prospectus for Virtus Investment Trust dated October 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Income & Growth Fund (the “Fund”) will be effective July 25, 2022.
•	Voya Investment Management Co., LLC, (“Voya”), will manage the Fund as subadviser.
•	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund, and accordingly, all references to AllianzGI U.S. as subadviser of the Fund will be removed from the Fund’s prospectuses.
The portfolio managers who are currently jointly and primarily responsible for the day-to-day management of the Fund’s portfolio will continue to manage the Fund with the same investment strategies and risks as currently disclosed, as employees of Voya.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the change in subadviser are described below.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Voya Investment Management Co., LLC (“Voya”).
Portfolio Management
> Justin Kass, CFA, portfolio manager and senior managing director at Voya, has managed the fund since 2007.
> Michael E. Yee, portfolio manager and managing director at Voya, has managed the fund since 2007.
> David J. Oberto, portfolio manager and senior vice president at Voya, has managed the fund since 2020.
Under “The Adviser” on page 127 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus Income & Growth Fund	Voya
Under “The Subadvisers” beginning on page 128 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for Voya:
Voya is located at 230 Park Avenue, New York, NY 10169 and is a wholly-owned subsidiary of Voya Investment Management LLC (“Voya IM LLC”) a registered investment adviser, which in turn is a wholly-owned subsidiary of Voya Holdings Inc., which in turn is a wholly-owned subsidiary of Voya Financial, Inc., a publicly traded company.. Voya manages approximately $310.4 billion as of March 31, 2022, of which $253.2 billion is regulatory assets under management and $57.2 billion is model/emulation assets under control. Model/emulation assets refer to assets that Voya is under contract to deliver a model portfolio to and are not considered regulatory assets under management.
In the “Portfolio Management” Section beginning on page 129 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Voya as follows:

Voya
Justin Kass, CFA. Mr. Kass, CFA, is a portfolio manager and a senior managing director with Voya, which he joined in July, 2022. He also serves as Chief Investment Officer and Co-Head of the Income & Growth team. He previously was a portfolio manager and a managing director at Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income & Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 23 years of investment-industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.
Michael E. Yee. Mr. Yee is a portfolio manager and a managing director with Voya, which he joined in July, 2022. He previously was a portfolio manager and a managing director at Allianz Global Investors, which he joined in 1995. He has portfolio-management, research and trading responsibilities for the Income and Growth Strategies team. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition, Mr. Yee is responsible for managing multiple closed-end and open-end mutual funds. Mr. Yee was previously an analyst for the Global and Systematic team with responsibilities focused on US large-cap equity strategies. In addition, he also worked in global portfolio administration and in client service. He has 27 years of investment-industry experience. Mr. Yee was previously a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.
David J. Oberto. Mr. Oberto is a portfolio manager and senior vice president with Voya, which he joined in July, 2022. He previously was a portfolio manager and a director with Allianz Global Investors, which he joined in 2007. He has portfolio management, research and trading responsibilities for the Income and Growth Strategies team. He has been a portfolio manager for the firm’s US High Yield Bond strategy since 2017. In addition to management responsibility for institutional clients, Mr. Oberto is responsible for managing multiple closed-end and open-end mutual funds. He has 18 years of investment industry experience. Mr. Oberto was previously a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer for Bain Capital. He began his career as an intern at Gabelli Asset Management. Mr. Oberto has a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University.
All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated October 28, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VIT 8061 I&G Sub Changes (7/2022)

Virtus Mid-Cap Growth Fund,
a series of Virtus Investment Trust (Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus for Virtus Investment Trust dated October 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust’), for the Virtus Mid-Cap Growth Fund (the “Fund”) will be effective July 25, 2022.
•	Silvant Capital Management LLC, (“Silvant”), an affiliate of Virtus Investment Advisers, Inc., will manage the Fund as subadviser.
•	Michael A. Sansoterra, Sandeep Bhatia, PhD, CFA and Sowmdeb Sen will be added as portfolio managers of the Fund.
•	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund and, accordingly, all references to AllianzGI U.S., as subadviser of the Fund, and to Raymond F. Cunha, CFA and Jeffrey D. Parker, as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.
•	The Fund will be renamed the Virtus Silvant Mid-Cap Growth Fund.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additional disclosure changes resulting from the change in subadviser are described below.
The disclosure in the second sentence of the first paragraph under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $328 million and $46.5 billion as of June 30, 2022).
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Silvant Capital Management LLC (“Silvant”).
Portfolio Management
> Michael A. Sansoterra, Chief Investment Officer and Senior Portfolio Manager of Silvant. Mr. Sansoterra has served as a portfolio manager of the fund since July 2022.
> Sandeep Bhatia, PhD, CFA, Managing Director and Senior Portfolio Manager of Silvant. Mr. Bhatia has served as a portfolio manager of the fund since July 2022.
> Sowmdeb Sen, Managing Director and Portfolio Manager of Silvant. Mr. Sen has served as a portfolio manager of the fund since July 2022.
In the section “More Information about Risks Related to Principal Investment Strategies” the disclosure under “Principal Investment Strategies” starting on page 89 of the statutory prospectus relating to the fund will be replaced with the following:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of medium-sized companies. The fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $328 million and $46.5 billion as of June 30, 2022). Under normal circumstances, the fund invests primarily in equity securities of U.S. companies, but may invest a portion of its assets in non-U.S. securities, including through American Depositary Receipts (ADRs). The fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs).

The portfolio managers employ a bottom-up, fundamental investment process to construct a diversified portfolio of U.S. mid-cap growth companies. The fundamental investment process is supported by a broad research platform. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a sustainable competitive advantage. The portfolio managers sell securities as they deem appropriate, as necessary for redemption purposes, and generally when a stock meets or exceeds its price target, when better alternatives become available, or in response to an unsatisfactory progression of company fundamentals. Additionally, the portfolio managers take into consideration the market capitalization of fund holdings when weighing decisions to sell securities or to seek out opportunities within the fund’s target capitalization range.
Risk analysis and portfolio construction are central to the fund’s investment processes. Risk is assessed at the overall portfolio, country, industry, style and individual security levels using market- standard measures, such as tracking error, Sharpe ratio, information ratio, volatility, active share and portfolio beta. In addition, the portfolio managers augment these market-standard measures of risk with internal measures, using proprietary analysis to produce reports that provide a deeper perspective into the drivers of risk and return.
The fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
Under “The Adviser” on page 127 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus Silvant Mid-Cap Growth Fund	Silvant
Under “The Subadvisers” beginning on page 128 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for Silvant:
Silvant, an affiliate of VIA, is located at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305. Silvant is an investment adviser registered with the SEC. The firm was established in 2008 after 24 years functioning as the growth style investment management team of the firm now known as Virtus Fund Advisers, LLC. As of June 30, 2022, Silvant had approximately $669 million in assets under management. Silvant focuses on managing growth equity products for a diverse range of institutional clients.
In the “Portfolio Management” Section beginning on page 129 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Silvant as follows:
Virtus Silvant Mid-Cap Growth Fund	Michael A. Sansoterra (since July 2022) Sandeep Bhatia (since July 2022) Sowmdeb Sen (since July 2022)
Michael A. Sansoterra. Mr. Sansoterra currently serves as Chief Investment Officer of Silvant. Prior to joining the Silvant team, Mr. Sansoterra served as Large Cap Diversified Growth Portfolio Manager and Senior Equity Analyst of Principal Global Investors from 2003 to 2007. He has worked in investment management since 1996.
Sandeep Bhatia, PhD, CFA. Mr. Bhatia currently serves as Managing Director of Silvant. He has been associated with Silvant or an affiliate since 2007. Prior to joining the Silvant team, Mr. Bhatia served as a Senior Research Analyst for Eagle Asset Management, focusing on the healthcare sector from 2005 to 2007. He has worked in investment management since 2000.
Sowmdeb Sen. Mr. Sen currently serves as a Managing Director of Silvant. He has been associated with Silvant or an affiliate since 2008. Prior to joining the Silvant team, Mr. Sen served as a Senior Research Analyst for Eagle Asset Management, focusing on the Financial Sector from 2000 to 2007. He has worked in investment management since 1999.

All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated October 28, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VIT 8061 MCG Sub Changes (7/2022)

Virtus Small-Cap Fund, a series of Virtus Investment Trust (Unaudited)
Supplement dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus dated October 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Small-Cap Fund (the “Fund”) will be effective July 25, 2022.
•	Virtus Investment Advisers, Inc. (“VIA”), investment adviser of the Fund, will manage the Fund directly.
•	Jie Wei will be added as portfolio manager of the Fund, joining Kunal Ghosh and Lu Yu, CFA, CIPM.
•	The current subadviser, Allianz Global Investors U.S. LLC. (“AllianzGI U.S.”) will be removed as subadviser of the Fund, and all references to AllianzGI U.S., as subadviser of the Fund, and to Jeffrey
Additional disclosure changes resulting from the removal of AllianzGI U.S. as subadviser are described below.
The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:
(3) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.17% for Class A shares, 1.92% for Class C shares, 0.82% for Institutional Class shares, 0.92% for Class P shares and 0.77% for Class R6 shares through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund expects to invest principally in U.S. companies but may invest to a lesser extent in non-U.S. companies. The fund currently considers smaller marketcapitalization companies to be companies with market capitalizations that are smaller than the largest company in the fund’s benchmark, the Russell 2000 Index (approximately $10.28 billion as of June 30, 2022). The fund’s principalinvestment universe includes micro-cap companies, which the portfolio managers consider to be those with market capitalizations generally in the bottom half of the benchmark. The portfolio managers generally seek exposure to smaller capitalization companies, including micro-cap companies, by employing three distinct small-cap strategies or “sleeves” for selecting individual stocks:
•	Quantitative Core. The Quantitative Core sleeve normally invests primarily in common stocks of companies with smaller market capitalizations that are listed on U.S. exchanges. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral factors (e.g., human behaviors and biases) and intrinsic valuation factors (e.g., tangible measures of a company’s underlying worth). The team utilizes a risk model for portfolio construction, with constraints at the individual security and industry levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted at the individual company level to confirm the investment rationale and suitability before a purchase or sale.
•	Quantitative Growth. The growth sleeve is managed similar to the core sleeve but against a growth index. This sleeve normally invests primarily in common stocks of companies with smaller market capitalizations that are listed on U.S. exchanges. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral factors (e.g., human behaviors and biases) and intrinsic valuation factors (e.g., tangible measures of a company’s underlying worth). The team utilizes a risk model for portfolio construction, with constraints at the individual security and industry levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted at the individual company level to confirm the investment rationale and suitability before a purchase or sale.
•	Managed Volatility. The Managed Volatility sleeve selects primarily common stocks of smaller-cap companies which in aggregate offer lower forecast risk and lower levels of correlation among the individual stocks. This focus may result in the sleeve outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance. This strategy utilizes both a quantitative and fundamental research process to make individual security and sector selection decisions.
The allocation of fund assets among the sleeves discussed above is set from time to time, may vary in size significantly from sleeve to sleeve and may periodically be adjusted through a collaborative effort among the portfolio managers. In addition to common stocks and other equity securities, the fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The fund may also invest a portion of its assets in real estate investment trusts (REITs). In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the end of its most recent fiscal year, it may do so at any time.
The “Management” section in the summary prospectus and in the summary section of the statutory prospectus will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
Portfolio Management
> Kunal Ghosh, Senior Portfolio Manager, Senior Managing Director and Chief Investment Officer, Virtus Systematic, of VIA, manages the Quantitative Core and Managed Volatility sleeves of the fund. He has been responsible for rebalancing the fund’s different sleeves and the fund’s investments in cash and cash equivalents since its inception in 2013.
> Lu Yu, CFA, CIPM, Lead Portfolio Manager and Managing Director, Virtus Systematic, of VIA,, manages the Quantitative Core and Managed Volatility sleeves of the fund. She has managed the fund since 2018.
> Jie Wei, Senior Portfolio Manager and Director, Virtus Systematic of VIA, manages the Quantitative Core, Quantitative Growth and Managed Volatility sleeves of the fund. He has managed the fund since July 2022.
In the section “More Information About Investment Objectives and Principal Investment Strategies” the disclosure under “Principal Investment Strategies” on page 98 of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The fund expects to invest principally in U.S. companies but may invest to a lesser extent in non-U.S. companies. The fund currently considers smaller market capitalization companies to be companies with market capitalizations that are smaller than the largest company in the fund’s benchmark, the Russell 2000 Index (approximately $10.28 billion as of June 30, 2022). The fund’s principal investment universe includes micro-cap companies, which the portfolio managers consider to be those with market capitalizations generally in the bottom half of the benchmark. The portfolio managers generally seek exposure to smaller capitalization companies, including micro-cap companies, by employing three distinct small-cap strategies or “sleeves” for selecting individual stocks:

•	Quantitative Core;
•	Quantitative Growth; and
•	Managed Volatility.
The allocation of fund assets among these sleeves is set from time to time and may periodically be adjusted at the discretion of the portfolio management team. Such allocations will not be equal and will typically reflect significant variation across the sleeves.
The portfolio managers consider whether to sell a particular security when a factor applicable to the relevant sleeve, or to the fund as a whole, materially changes or when a more attractive investment candidate is available. The fund may experience a high portfolio turnover rate as a consequence of the investment strategies associated with each sleeve and the portfolio managers’ optimization process.
The portion of the fund’s assets allocated to the Quantitative Growth sleeve is managed similar to the core sleeve but against a growth index. This sleeve normally invests primarily in common stocks of companies with smaller market capitalizations that are listed on U.S. exchanges. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral factors (e.g., human behaviors and biases) and intrinsic valuation factors (e.g., tangible measures of a company’s underlying worth). The team utilizes a risk model for portfolio construction, with constraints at the individual security and industry levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted at the individual company level to confirm the investment rationale and suitability before a purchase or sale.
The portion of the fund’s assets allocated to the Quantitative Core sleeve will, under normal conditions, be invested primarily in common stocks of smaller-cap companies that are listed on U.S. exchanges. Members of the portfolio management team managing this sleeve believe that behavioral biases of investors contribute to market inefficiencies. Their quantitative investment process begins with a proprietary investment-return forecasting model which combines behavioral factors (which seek to capitalize on human behavioral biases (i.e., systematic tendencies) from financial analysts, company management and investors), with intrinsic and valuation factors (which are expected to provide tangible measures of a company’s true worth). The portfolio managers integrate this multi-factor approach with a proprietary risk model to construct the fund’s portfolio, with constraints at the individual security and industry level to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on an individual company level to confirm the investment rationale and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on the attractiveness in the team’s relative performance (or “alpha”) model, an increase in stock-specific risk, or because the stock is highly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research is conducted through alpha model, risk model and portfolio construction research. The Quantitative Core sleeve is designed to perform well over a variety of market conditions given its core style and modest reduction in risk relative to the benchmark.
The portion of the fund’s assets allocated to the Managed Volatility sleeve will, under normal conditions, be invested primarily in common stocks of smaller-cap companies which in aggregate offer lower forecast risk and lower levels of correlation among the individual stocks. This focus may result in the sleeve outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance that are typically led by growth oriented stocks with higher correlation to broader market movements. This strategy utilizes both a quantitative and fundamental research process to make individual security and sector selection decisions. Under the Managed Volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to beta, or risk in relation to the overall market, as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process for the Managed Volatility sleeve consists of multiple layers of review and analysis. Initially, the portfolio managers build a fully invested and diversified portfolio subject to sector and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade-off between volatility and sources of outperformance relative to the benchmark. The Managed Volatility sleeve is designed to perform well during periods of volatile market conditions and protect capital on a relative basis through risk mitigation techniques.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The fund may invest up to 15% in non US securities trading in local markets and may invest without limit in American Depositary Receipts (ADRs). The fund may also invest a portion of its assets in real estate investment trusts (REITs). In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the fund may also utilize options, stock index futures contracts, warrants and other derivative instruments.
In response to adverse market, economic, political and other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
Under “The Adviser” on page 127 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be removed.
Under “The Subadvisers” beginning on page 128 of the statutory prospectus, the first and second paragraphs will be deleted.
The row referencing the Fund in the table on page 129 of the statutory prospectus will be removed.
In the Portfolio Management Section beginning on page 129 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for VIA as follows:
VIA
Virtus Small-Cap Fund	Kunal Ghosh (since 2013) Lu Yu, CFA, CIPM (since 2018) Jie Wei (since July 2022)
Kunal Ghosh. a Senior Portfolio Manager, Senior Managing Director and Chief Investment Officer, Virtus Systematic, with Virtus Investment Advisers, Inc., which he joined in 2022. He has 17 years of investment industry experience. Previously, he was a managing director and head of the Systematic team with Allianz Global Investors. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, and a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.
Lu Yu, CFA, CIPM. Ms. Yu, CFA, CIPM, is a Senior Portfolio Manager and Managing Director, Virtus Systematic, with Virtus Investment Advisers, Inc. which she joined in July 2022. She has 18 years of investment industry experience. Previously, Ms. Yu was a managing director and had portfolio-management and research responsibilities for the Systematic team with Allianz Global Investors. She was previously a risk analyst for Provident Advisors LLC. Ms. Yu has a B.S. from Nanjing University, China, and an M.S. from the University oSouthern California and the National University of Singapore. She holds CFA and CIPM designations.
Jie Wei. Mr. Wei is a Senior Portfolio Manager and Director, Virtus Systematic, with Virtus Investment Advisers, Inc. which he joined in July 2022. He has been a portfolio manager and a director with Allianz Global Investors, which he joined in 2008. He has portfolio-management and research responsibilities for the Systematic team. Mr. Wei has 17 years of investment-industry experience. Previously, he was a quantitative strategist at GMN(GSA) Capital, where he built data systems for research, alpha generation and performance analysis. Before that, Mr. Wei was an intern with the fix-income research group at Barclays Global Investors, where he developed multi-factor risk models for US Treasury and Agency bonds. He has a B.S. from Wuhan University, China, an M S. from the National University of Singapore and an MFE degree from the University of California, Berkeley. Mr. Wei is a CFA charter holder.
All other disclosure concerning the fund, including fees and expenses, remains unchanged from the prospectuses dated October 28, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VIT 8061 Small Cap Sub Changes (7/2022)

Virtus Technology Fund,
a series of Virtus Investment Trust (Unaudited)
Amendment dated July 21, 2022 to the Summary Prospectus and
Statutory Prospectus dated October 28, 2021, as supplemented
IMPORTANT NOTICE TO INVESTORS
The following changes, as approved by the Board of Trustees of Virtus Investment Trust (the “Trust”), for the Virtus Technology Fund (the “Fund”) will be effective July 25, 2022.
•	Zevenbergen Capital Investments LLC (“Zevenbergen”), will manage the Fund as subadviser.
•	Brooke de Boutray, CFA, Joseph Dennison, CFA, Anthony Zackery, CFA and Nancy Zevenbergen, CFA will be added as portfolio managers of the Fund.
•	The current subadviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) will be removed as subadviser of the Fund and, all references to AllianzGI U.S., as subadviser of the Fund, and to Huachen Chen, CFA, Walter C. Price, Jr., CFA, Michael A. Seidenberg, Justin Sumner, CFA and Erik Swords as portfolio managers of the Fund, will be removed from the Fund’s prospectuses.
•	The Fund will be renamed the Virtus Zevenbergen Technology Fund.
Virtus Investment Advisers, Inc. the Fund’s investment adviser, continues to serve as investment adviser of the Fund.
Additionally, as approved by the Board of Trustees of Virtus Investment Trust, effective September 19, 2022, the fund’s non-fundamental investment policy to seek to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to equity securities of technology companies will change as reflected in the revised Principal Investment Strategies disclosure below.
Additional disclosure changes resulting from the change in subadviser are described below.
The disclosure in footnote 3 under the table in “Fees and Expenses” will be replaced with the following:
(3) Total Annual Fund Operating Expenses After Expense Reimbursement reflect the effect of a contractual agreement by Virtus Investment Advisers, Inc. (“VIA”) to waive its management fee and/or reimburse the fund to the extent that Total Annual Fund Operating Expenses, excluding interest, any other fees or expenses relating to financial leverage or borrowing (such as commitment, amendment and renewal expenses on credit or redemption facilities), tax, extraordinary, unusual or infrequently occurring expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses, and acquired fund fees and expenses, exceed 1.47% for Administrative Class shares, through September 20, 2023. Under the Expense Limitation Agreement, VIA may recoup amounts waived or reimbursed in the preceding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement also permits recoupment by a former adviser of amounts waived or reimbursed by it within the three preceding years under an expense limitation arrangement in effect before VIA became adviser to the fund. The Expense Limitation Agreement is terminable by mutual agreement of the parties.
The disclosure under “Principal Investment Strategies” in the summary prospectus and the summary section of the statutory prospectus will be replaced with the following:
The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies and other U.S.-traded equity securities of technology companies. The fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”), as well as securities that are traded in the U.S. that have been issued by companies established, domiciled or operating in foreign countries. The fund intends to invest primarily in companies with market capitalizations greater than $500 million. The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The portfolio managers define technology companies as those that provide technology products or services, or those that benefit from utilizing technology to gain competitive advantages, improve their business processes, products or applications. These may include, but are not limited to, internet products and services (including e-commerce), computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, transportation technology, transportation services and products, artificial intelligence technology, video gaming, security services and products, media and information services, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services, digital currency enablers, financial and payment technology and others. The portfolio managers evaluate fundamental value and growth prospects and focus on companies that they expect will have strong potential for capital appreciation. In addition to common stocks, The fund may invest in securities issued in initial public offerings (IPOs).
The disclosure under the “Principal Risks” in the summary prospectus and in the summary section of the statutory prospectus will be restated as follows:
> Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.
> Issuer Risk. The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.
> Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.
> Focused Investment Risk (Technology-Related Risk). To the extent the fund focuses its investments on a limited number of issuers, sectors, industries or geographic regions, it may be subject to increased risk and volatility. Risks affecting companies in the technology sector include competition from new and existing companies, limited operating histories and management experience, patent and other intellectual property considerations and the commercial non-viability or rapid obsolescence of equipment, products or services.
> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.
> Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.
> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.
> Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; and political, regulatory, economic, and market risk.
> IPO Risk. Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.
> Liquidity Risk. Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.
> Portfolio Turnover Risk. High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

The “Management” section in the summary prospectus and in the summary section of the statutory prospectus, will be replaced in its entirety with the following:
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Zevenbergen Capital Investments LLC (“Zevenbergen”).
Portfolio Management
> Brooke de Boutray, CFA, Co-Chief Investment Officer, Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since July 2022.
> Joseph Dennison, CFA, Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since July 2022.
> Anthony Zackery, CFA, Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since July 2022.
> Nancy Zevenbergen, CFA, Co-Chief Investment Officer, Portfolio Manager and Analyst of Zevenbergen, has co-managed the fund since July 2022.
In the section “More Information about Risks Related to Principal Investment strategies” the disclosure under “Principal Investment Strategies” starting on page 100 of the statutory prospectus relating to the fund will be replaced with the following:
The fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. traded companies and other U.S traded equity securities of technology companies. The fund considers U.S.-traded equity securities to include American Depositary Receipts (“ADRs”), as well as securities that are traded in the U.S. that have been issued by companies established, domiciled or operating in foreign countries. The fund intends to invest primarily in companies with market capitalizations greater than $500 million. The fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The fund may invest a portion of its assets in securities issued in initial public offerings (IPOs).
The portfolio managers define technology companies as those that provide technology products or services, or those that benefit from utilizing technology to gain competitive advantages, improve their business processes, products or applications. These may include, but are not limited to, internet products and services (including e-commerce), computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, transportation technology, transportation services and products, artificial intelligence technology, video gaming, security services and products, media and information services, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services, digital currency enablers, financial and payment technology and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments.
The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes. In response to adverse market, economic, political or other conditions, the fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The fund may be less likely to achieve its investment objective when it does so.
In the section “More Information About Risks Related to Principal Investment Strategies” the table beginning on page 109 of the statutory prospectus will be amended in its entirety by changing the entries for the fund to reflect an “X” in the row for each of Depositary Receipts, Equity Securities, Focused Investments, Foreign Investing, IPO, Issuer, Liquidity, Market Volatility, Portfolio Turnover, Redemption, Small and Medium Market Capitalization, thereby indicating that those are the listed risks applicable to the fund.
In the section “More Information About Risks Related to Principal Investment Strategies” the following is added after the table beginning on page 109 of the statutory prospectus:

Redemption
The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund by, for example, accelerating the realization of capital gains and/or increasing the fund’s transaction costs.
Under “The Adviser” on page 124 of the statutory prospectus, the row referencing the Fund in the table listing subadvisers of the funds of the Trust will be replaced with the following:
Virtus Zevenbergen Technology Fund	Zevenbergen
Under “The Subadvisers” beginning on page 125 of the statutory prospectus, the first and second paragraphs will be deleted. Additionally, the following disclosure will be added for Zevenbergen:
Zevenbergen, a minority-owned affiliate of VIA, is located at 601 Union Street, Suite 4600, Seattle, Washington 98101. Zevenbergen is an investment adviser registered with the SEC. The firm was established in 1987 and, as of As of June 30, 2022, Zevenbergen manages $2.4 billion, of which $2.2 billion is regulatory assets under manager and $0.2 billion is model/emulation assets under contract. Model/emulation assets refer to assets that Zevenbergen is under contract to deliver a model portfolio to and are not considered regulatory assets under management. Zevenbergen specializes in aggressive growth-equity investment advisory services for separately managed portfolios and mutual funds.
In the “Portfolio Management” Section beginning on page 127 of the statutory prospectus, the AllianzGI U.S. section will be deleted in its entirety, and a new section will be added for Zevenbergen as follows:
Virtus Zevenbergen Technology Fund	Brooke de Boutray (since July 2022) Joseph Dennison (since July 2022) Anthony Zackery (since July 2022) Nancy Zevenbergen (since July 2022)
Brooke de Boutray, CFA. Ms. de Boutray joined Zevenbergen in 1992 and has served as its Co-Chief Investment Officer, Portfolio Manager and Analyst since 2004. She has worked in investment management since 1981.
Joseph Dennison, CFA. Mr. Dennison joined Zevenbergen in 2011 and serves as Portfolio Manager and Analyst of Zevenbergen. He has worked in investment management since 2011.
Anthony Zackery, CFA. Mr. Zackery joined Zevenbergen in 2011 and serves as Portfolio Manager and Analyst of Zevenbergen. He has worked in investment management since 2011.
Nancy Zevenbergen, CFA. Ms. Zevenbergen has served as President and Co-Chief Investment Officer of Zevenbergen since 1987. She has worked in investment management since 1981.
All other disclosure concerning the Fund, including fees and expenses, will remain unchanged from the prospectuses dated October 28, 2021, as supplemented.
Investors should retain this supplement with the Prospectuses for future reference.
VIT 8061 Technology Sub Changes (7/2022)

VIRTUS INVESTMENT TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kevin J. Carr, Senior Vice President and Assistant Secretary
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874
Providence, RI 02940-8074
For more information about Virtus Mutual Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8074	08-22

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Donald C. Burke, Connie D. McDaniel and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $327,690 for 2022 and $297,900 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $37,836 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $81,605 for 2022 and $74,520 for 2021.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Virtus Investment Trust’s (the “Fund”) Board of Trustees has adopted policies and procedures with regard to the pre-approval of services provided by the Registrant’s auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $81,605 for 2022 and $74,520 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Disclosure not required for open-end management investment companies.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Disclosure not required for open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Investment Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 9/1/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 9/1/22

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 9/1/22

*	Print the name and title of each signing officer under his or her signature.